                              THE COMMERCE FUNDS

                            LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

  We are pleased to provide you this annual report for the Commerce Funds family.
  Investors have shown their understanding of the importance of investing for the long-term, as they stood by their Investment decisions through the October 1997 roller-coaster ride in the stock market. Our economic outlook has been favorable throughout 1997, and we see no reason to change that view as we head in to 1998.

EQUITY MARKET COMMENTARY

  We've seen the bull market for equities has continue for the last fiscal year, with the S & P 500 rising 32.12% on a total return basis. Stocks began the year on a strong note, rising into March before encountering a brief setback when the Federal Reserve increased short term interest rates in an effort to slow the economy. The market quickly shrugged off rising interest rates and exploded again on the upside. In August, stocks were rattled by Alan Greenspan's comments of "excessive exuberance" in stock prices. As has been so characteristic of the bull market that began in early 1995, buyers jumped to buy at lower prices, sending stocks higher. In October, the market experienced its first 10% correction since 1990, as many Far East stock markets collapsed. U.S. markets recovered nearly half of the decline by month end.

FIXED-INCOME MARKET COMMENTARY

  The theme in the bond market over the past year has change. Just when it looked as if a trend was developing in the direction of interest rates, the market changed its mind and headed the opposite direction. Rates peaked in the spring as the Federal Reserve raised the overnight borrowing rate by 25 (.25%) basis points. The market feared more increases as economic growth was strong. When inflation failed to appear, despite tight labor markets, the market started to rally. The Asian market crises during the late summer and fall helped quell fears that the economy would overheat and the treasury market continued to rally. Credit spreads widened during the fall as issuance of asset backed securities increased and the overseas crises caused the market to reevaluate credit risk. With the decline in inflation, the curve has continued to flatten. Because economic growth is reasonably good, the Fed remains vigilant, ready to increase rates if this growth translates into inflation. The bond market remains optimistic, but with an uneasy Fed, the market is keeping its eye on the exits.

TAX-EXEMPT MARKET COMMENTARY

  For the tax-exempt market it was an "inside" year. Tax-exempt bonds traded inside a range established in the previous 12 months. As measured by the Aa rated general obligation bonds, the highest yield of the year occurred in late April at 5.24%, while the lowest was registered in late July and again in early October at 4.61%. This 63 basis point (.63%) top to bottom range was smaller than the 85 basis point (.85%) range of fiscal year 1996. And it was entirely contained by the high and low of that year, which were 5.39% and 4.54%, respectively. The market rallied sharply and continuously for three months in the spring and early summer. The high and low for the year were the end points for this advance. Such a concentrated and lengthy move is quite unusual for the municipal market. Late in the year the range narrowed even further and interest rates closed the year near their lows.

  For a welcome change, the 1997 tax bill did not target the tax-exempt market. This year, with revenues still flowing in from the previous tax increases and expenditures held down by the smoothly performing economy, new taxes were not needed. Indeed, the tax-exempt market was given some latitude to expand issuance.

  The move to lower rates mentioned above brought forth a torrent of supply in the last quarter. For the 1997 fiscal year, volume is more than 15% greater than in 1996. In part it was this supply that slowed the price advance. Lower rates permit attractive refinancing opportunities. Credit quality continued to improve. The high level of employment in the economy reduced spending on support programs at the same time revenues continued to flow. Rainy Day Funds have been funded, where allowed, and balance sheets are stronger than in many years. Several states have instituted tax cuts or approved rebates to deal with this welcomed "problem."

  Each of the Commerce Funds is highlighted in the pages that follow. We are most pleased to have you as a Commerce Funds shareholder.

SHORT-TERM GOVERNMENT FUND

  The Institutional Shares had a total return for the 12 month period ending October 31, 1997 of 6.45% based on net asset value ("NAV") as compared to the Lipper Short U.S. Government Funds Index return of 5.79% and the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index return of 6.79%. The Fund distributed $1.11 per share from net investment income during the period. The Service Shares recorded a total return of 5.81%, based on NAV, since inception (January 2, 1997) through October 31, 1997. The Lipper Short U.S. Government Funds Index and the Salomon Brothers 1-5

                              THE COMMERCE FUNDS

Year Treasury/Government Sponsored Index recorded returns of 5.16% and 6.09%, respectively, for the same time period.

  The Short-Term Government Fund was positioned with a neutral duration target versus its benchmark over the first half of 1997. As the year continued, our outlook for continuing modest growth, with no signs of inflation caused us to push our duration target to 105% of our benchmark. We currently maintain that position with a slightly longer average maturity and look to add value to our shareholders by investing in higher yielding securities, including mortgage backed securities with short, stable average lives. We expect well structured mortgage securities will continue to provide good risk adjusted incremental returns.

BOND FUND

  The Institutional Shares had a total return for the 12 month period ending October 31, 1997 of 8.50% based on NAV versus the Lipper Intermediate Investment Grade Debt Funds Index return of 8.04% and the Lehman Brothers Aggregate Bond Index return of 8.89%. The Institutional Shares distributed $1.18 per share from net investment income during the period. The Service Shares recorded a total return of 7.48%, based on NAV, since inception, (January 2, 1997) through October 31, 1997. The Lipper Intermediate Investment Grade Debt Funds Index and the Lehman Brothers Aggregate Bond Index recorded a 7.23% and 8.06%, respectively, since inception (January 2, 1997), through October 31, 1997.

  The Bond Fund was positioned with a neutral duration target versus it benchmark over the first half of 1997. As the year continued, our outlook for continuing modest growth along with no signs of inflation caused us to push our duration target to 105% of our benchmark. We currently maintain that position with a slightly longer average maturity and look to add value for our shareholders by investing in higher yielding securities including, mortgage and asset backed securities. Going forward, we expect to add relative returns by maintaining our higher yielding sector's exposure, while keeping the average maturity of our fund near or slightly longer than our benchmark. With yields at multi-year lows, dramatic declines in rates, and therefore significant capital gains are probably limited unless the economy weakens more than we expect over the next several quarters. The Fund increased its treasury holdings during the third quarter to maintain duration during the rally in September and October. With the recent widening of spreads, especially in asset backed securities and corporates, the Fund is well positioned to take advantage of these opportunities and increase our exposure to these sectors. The repricing of the corporate sector was long overdue as credit spreads have remained tight for the past several years. The fund continues to maintain exceptional credit quality, with an average quality rating of AAA.

BALANCED FUND

  The Institutional Shares had a total return based on NAV for the last 12 months of 19.92% as compared with the Lipper Balanced Funds Index of 20.09% and the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index of 22.60%. The Service Shares recorded a total return of 16.53%, based on NAV, since inception (January 2, 1997) through October 31, 1997. The Lipper Balanced Funds Index and the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index recorded a 16.17% and 18.37%, respectively, for the same time period.

  In the fixed-income portion of the Fund, we currently maintain a position with a slightly longer average maturity and look to add value for our shareholders by investing in higher yielding securities, including mortgage and asset backed securities. Going forward, we expect to add relative returns by maintaining our higher yielding sector's exposure, while keeping the average maturity of our Fund near or slightly longer than our benchmark.

  As for the equity portion of the Fund over the last year, financial issues have taken the leadership role in this bull market. Banks, insurance, and brokerage firms have been awarded higher valuation levels by investors. The technology sector has also been a favorite of ours. Volatility among stocks in this sector remains high as many of their product life cycles remain short, causing upside and downside surprises in quarterly earnings. The equity side continues to overweight in the financial and technology sectors.

GROWTH AND INCOME FUND

  The Commerce Growth and Income Fund has gotten off to a sound start. The Institutional Shares had a total return of 22.00% since its inception on March 3, 1997 through October 31, 1997, based on NAV. The Service Shares recorded a total return of 21.81%, based on NAV, since March 3, 1997 through October 31, 1997. By comparison, the S&P 500 with Income Index gained 17.03%, and the Lipper Growth & Income Funds Index gained 15.29%.

  From The Fund's launch, now eight months old, it has proceeded smoothly from an operational point. From assets at zero on March 2, 1997, we have successfully invested

                              THE COMMERCE FUNDS
approximately $44,000,000 cash flow in a timely manner into a well diversified equity portfolio utilizing our proprietary selection process and sound fundamental analysis.

  The Fund continues to be well diversified across the major economic sectors as represented by the Russell 1000 Value Index, and this has not changed materially from six months ago. The financial sector continues to command the highest allocation, approximately 31% of the total portfolio. Our analysis continues to point us in this direction on the basis of valuation as well as fundamental trends within the industry. Merger activity has been an important factor in performance of this sector. This benefited our portfolio directly in the case of Salomon, Inc., which was acquired by Travelers Group in September.

  The utility sector is the next largest, representing approximately 10% of the portfolio. This sector provides much of the portfolio's above market (S&P 500 Stock Index) yield. In addition, we believe this group is poised to attract greater investor attention as interest rates move lower.

  As mentioned in the previous Letter to Shareholders, our value-based investment process led us to the middle capitalization sector of the market, consistent with the general consensus that the large capitalization stocks were overvalued. In fact, over the six months ending October 31, 1997, the midcap sector provided superior returns relative to the large cap stocks. Given the structure of the Fund, this contributed to our strong relative performance. Today, we still maintain that midcap bias, although the average market cap has risen from $6.6 billion to approximately $9.6 billion.

  Given our value bias and above average yield, we continue to believe the fund is well positioned for the turbulent market environment we have witnessed in recent weeks and which may continue over the near term.

GROWTH FUND

  The Institutional Shares had a total return of 28.12% based on NAV for the twelve months ending October 31,1997. This compares with a 32.12% return for the S&P 500 and a 28.43% return for the Lipper Growth Funds Index. The Service Shares recorded a total return of 22.47% on NAV, since their inception on January 2, 1997 through October 31, 1997. The S&P 500 and the Lipper Growth Funds Index recorded a return of 25.31% and 23.12%, respectively, for the same time period.

  Over the last year, financial issues have taken the leadership role in this bull market. Banks, insurance, and brokerage firms have been awarded higher valuation levels by investors. The financial industry has been our heaviest weighted sector throughout most of the year. At year end the fund had approximately a 25% representation in financials. The outlook remains bright, as earnings show strong growth and the consolidation trend in the industry will continue for the rest of the decade. Our two best-performing issues were Travelers Group and Franklin Resources, gaining over 70% last year.

  The technology sector has also been a favorite of ours. Volatility among stocks in this sector remains high as many of their product life cycles remain short, causing upside and downside surprises in quarterly earnings. To combat the product volatility, we have assembled a well diversified group of companies that are leaders in their respective industries. Compaq Computer and Microsoft both posted gains of over 90% last year.

  Another sector of concentration in the fund is producer manufacturing companies. Examples of producer manufacturing companies are General Electric, Caterpillar and Deere & Co. Over the last several years, these companies have benefited from the industrial expansion in South America and Asia. In October, a domino effect in many of the Asian countries collapsed into financial and economic disarray. While the effects of the Far East financial turmoil will not be known for several months or longer, investors quickly drove their stock prices lower. We continue to be optimistic on world growth and have not reduced our exposure to this sector. The fund ended the year with a balanced and diversified portfolio.

MIDCAP FUND

  For the year ended October 31, 1997, the Institutional Shares had a total return of 18.88%, based on NAV. By comparison, the S&P Mid Cap 400 Index gained 32.69%, and the Lipper Mid Cap Funds Index gained 20.80%. The Service Shares recorded a total return of 15.01%, based on NAV, since inception (January 2, 1997) to October 31, 1997. The S&P Mid Cap 400 Index and the Lipper Mid Cap Funds Index recorded a return of 25.46% and 16.96%, respectively, for the same time period.

  Since the Presidential election last year, the US stock market has recorded non-stop, record breaking highs. What has been masked by the action of the market in general has been a distinct shift in investor preference within the market. Perhaps anticipating the impact of slowing international growth, the large supercap companies, which led the market advance of the previous two years, faltered. Since the middle of April, the extreme differences in valuation which were found in favor of midcap companies have begun to be recognized and rewarded.

  We think this trend will continue. Aside from the valuation perspective, which has considerable room to improve before parity is reached, our enthusiasm is

                              THE COMMERCE FUNDS
bolstered by several other factors. We expect, as foreign economies slow their rates of expansion, that relative earnings momentum will switch to companies not as far along the overseas trading curve. Additionally, robust economic growth in the U.S. the past two years has boosted the earnings of many second tier companies. As this growth slows, we believe investors will turn their attention toward higher quality companies, with sustainable prospects for growth.

  We have, at the heart of our investment process, a penchant for such companies. Thus, you may hear the theme of "recurring revenue streams" mentioned in our reviews of investments. The majority of these companies have been sidelined by relative under-performance for quite sometime now. We suspect that their continued growth maybe about to be rewarded.

  Notably included in the portfolio are computer software and service companies (BMC Software and Peoplesoft) which benefit from the continued proliferation of productivity enhancing tools. The theme of outsourcing continues in many sectors, including payroll processing and services (Paychex), and human resources (Personnel Group of America). Certain sectors of health care, such as distribution, continue to be attractive, driven by consolidation (McKesson and Cardinal Health) and demographics (Arbor Drugs and Elan Corp. PLC).

INTERNATIONAL EQUITY FUND

  The Institutional Shares produced a total return of 7.15% for the year ending October 31, 1997, based on NAV. This return substantially exceeded that of the Morgan Stanley Capital International Europe, Australia and Far East
(EAFE) Index for the same time period, which was 4.91%. The Lipper International Equity Funds Index return was 13.35% for the one year period ended October 31, 1997. On an inception (December 12, 1994) to date basis, the Institutional Shares' 8.30% annualized total return is ahead of the EAFE Index at 7.01%. The Fund is ranked in the 52nd percentile of the Lipper International Equity Universe on an inception to date basis. The Service Shares recorded a total return of 1.66%, based on NAV, since inception (January 2, 1997) through October 31, 1997. The EAFE and the Lipper International Equity Funds Index recorded a return of 2.17% and 7.32%, respectively, for the same time period.

  Unlike 1996, calendar year to date 1997 has not been a good year for investments in foreign equity markets. Although local market investors in select countries (especially, developed Europe and Latin America) have experienced attractive double digit returns; many of those returns have been reduced (to a US-based investor) due to the strength of the US dollar. In addition, both the developed and emerging markets of Asia have experienced tremendous weakness in 1997, which has produced large negative local market returns, and has been further exacerbated by US dollar strength.

  The portfolio has remained underweighted in Japan (at approximately 21% of the portfolio versus 33% in the EAFE Index), which has added value. Country allocation overall has been a positive, while stock selection has not added value recently. The manager's growth orientation has not worked well in certain areas such as Europe, where the large, cyclical companies which are viewed as "turnaround stories" have performed well.

  The outlook is seen as positive for the Continental European markets, with corporate earnings likely to come through strongly due to corporate restructuring and better than expected, although still moderate, economic growth. The outlook for Asia is not as encouraging. The Japanese economy is expected to gradually pick up in 1998. However, the emerging economies of Asia are expected to experience slower growth as a result of the deflation of the speculative asset bubble which has occurred.

                              THE COMMERCE FUNDS

NATIONAL TAX-FREE BOND FUND

  The Fund's NAV increased from $18.46 to $18.85. This represents a 2.11% appreciation and is a result of the lower level of interest rates. Distributions totaled $.72 per share, bringing the total return to 6.16% for the one year period. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Municipal Intermediate Index had returns of 8.03% and 7.06%, respectively. The Funds' asset growth of over 40% has permitted further diversification by sector and state. We continue to examine new areas of investments in order to add return at an acceptable cost.

MISSOURI TAX-FREE BOND FUND

  For the year ended October 31, 1997, the NAV of the Fund increased 1.92% to $18.61 from $18.26, reflecting the lower yields. The total return was 6.31% which combines the NAV increase with the per share distribution of $.76. The Lipper General Municipal Debt Funds Index and the Merrill Lynch Municipal Intermediate Index had returns of 8.03% and 7.06%, respectively. As compared to last year, the volume declined. In a large part, this is due to the backlog of school finance being exhausted. The Funds' asset has grown over 40% this year, we have been able to continue sector diversification. The eleven sectors that are represented though the portfolio is heavily weighted toward school district and general obligation debt.

  In conclusion, we appreciate your support and look forward to helping you meet your investment objectives.

Sincerely,

/s/ Peter F. Mackie

Peter F. Mackie
Executive Vice President
Commerce Bank, N.A.
October 31, 1997

                              THE COMMERCE FUNDS

                            PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1997. Performance for the Commerce Institutional Shares ("Institutional") and Service Shares ("Service"), are based on an initial investment of $10,000 (assuming both the maximum sales charge of 3.50% for all Funds except Short-Term Government Fund which is 2.00% and no sales charge) is compared to the following:

                      FUND                                         COMPARE TO:
------------------------------------------------ ------------------------------------------------
Short-Term Government Fund:                      The Salomon Brothers 1-5 Year
                                                 Treasury/Government Sponsored Index ("Salomon
                                                 Bros. Treas./Gov't") and the Lipper Short US
                                                 Government ("Gov't") Funds Index.
Bond Fund:                                       The Lehman Brothers Aggregate Bond Index ("Leh-
                                                 man Agg Bond Index") and the Lipper Intermediate
                                                 Investment Grade Debt Funds Index ("Lipper
                                                 Interm Debt Funds Index").
Balanced Fund:                                   The composite of the Standard & Poor's 500 Index
                                                 with Income ("S&P 500") (weighted at 60%) and
                                                 the Lehman Brothers Aggregate Bond Index
                                                 (weighted at 40%) ("Combined S&P 500 and Lehman
                                                 Bond Index") and the Lipper Balanced Funds In-
                                                 dex.
Growth and Income Fund:                          The S&P 500 and the Lipper Growth & Income Funds
                                                 Index.
Growth Fund:                                     The S&P 500 and the Lipper Growth Funds Index.
MidCap Fund:                                     The S&P Mid Cap 400 Index with Income ("S&P Mid
                                                 Cap 400") and the Lipper Mid Cap Funds Index.
International Equity Fund:                       The Morgan Stanley Gross EAFE and the Lipper In-
                                                 ternational ("Int'l") Funds Index.
National Tax-Free Bond Fund:                     The Merrill Lynch Municipal Intermediate Index
                                                 ("Merrill Lynch Muni Interm Index") and the
                                                 Lipper General Municipal Debt Funds Index
                                                 ("Lipper Gen Muni Debt Funds Index").
Missouri Tax-Free Bond Fund:                     The Merrill Lynch Muni Interm Index and the
                                                 Lipper Gen Muni Debt Funds Index.

Each of the indices mentioned above is an unmanaged index in which investors cannot invest. Results for the indices do not reflect the expenses and investment management fees incurred by the Funds. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              THE COMMERCE FUNDS

                          SHORT-TERM GOVERNMENT FUND


                             INSTITUTIONAL SHARES

                                   [CHART]

            Institutional    Institutional    Salomon Bros.   Lipper Short US
          (no sales charge) (w/sales charge)  Treas./Gov't   Gov't Funds Index
          ----------------- ----------------  ------------   -----------------
12/12/94(a)    $10,000          $ 9,800          $10,000          $10,000
10/31/95       $11,072          $10,851          $11,082          $10,972
10/31/96       $11,629          $11,396          $11,736          $11,568
10/31/97       $12,379          $12,131          $12,533          $12,238

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(a)   One Year
---------------------------------------------------------------------
  Institutional (No Sales Charge)            7.66%          6.45%
---------------------------------------------------------------------
  Institutional (w/ Sales Charge)            6.91%          4.30%
---------------------------------------------------------------------

                                SERVICE SHARES

                                    [CHART]

               Service          Service      Salomon Bros.  Lipper Short US
          (no sales charge) (w/sales charge)  Treas./Gov't  Gov't Funds Index
          ----------------- ---------------- -------------  -----------------
1/2/97(b)      $10,000          $ 9,800          $10,000          $10,000
10/31/97       $10,581          $10,372          $10,609          $10,516

                                  -----------------------------------
                                      Aggregate Total Return
                                  -----------------------------------
                                          Since Inception(b)
---------------------------------------------------------------------
  Service (No Sales Charge)                       5.81%
---------------------------------------------------------------------
  Service (w/Sales Charge)                        3.72%
---------------------------------------------------------------------


                                   BOND FUND

                             INSTITUTIONAL SHARES

                                    [CHART]

           Institutional    Institutional      Lehman Agg    Lipper Interm
         (no sales charge) (w/sales charge)    Bond Index   Debt Funds Index
         ----------------- ----------------    ----------   ----------------
12/12/94(a)    $10,000          $ 9,650          $10,000          $10,000
10/31/95       $11,559          $11,154          $11,542          $11,364
10/31/96       $12,106          $11,682          $12,216          $11,973
10/31/97       $13,135          $12,675          $13,302          $12,936

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(a)   One Year
---------------------------------------------------------------------
  Institutional (No Sales Charge)            9.89%          8.50%
---------------------------------------------------------------------
  Institutional (w/ Sales Charge)            8.55%          4.71%
---------------------------------------------------------------------

                                SERVICE SHARES

                                    [CHART]

               Service          Service        Lehman Agg     Lipper Interm
         (no sales charge) (w/sales charge)    Bond Index    Debt Funds Index
         ----------------- ----------------    ----------    ----------------
1/2/97(b)      $10,000          $ 9,650          $10,000          $10,000
10/31/97       $10,748          $10,371          $10,806          $10,723

                                  -----------------------------------
                                      Aggregate Total Returneturn
                                  -----------------------------------
                                          Since Inception(b)
---------------------------------------------------------------------
  Service (No Sales Charge)                       7.48%
---------------------------------------------------------------------
  Service (w/ Sales Charge)                       3.71%
---------------------------------------------------------------------

                               THE COMMERCE FUNDS

                                 BALANCED FUND


                             INSTITUTIONAL SHARES

                                    [CHART]

          Institutional    Institutional    Combined S&P and    Lipper Balanced
        (no sales charge) (w/sales charge)  Lehman Bond Index     Funds Index
        ----------------- ---------------- -------------------- ---------------
12/12/94(a)  $10,000         $ 9,650             $10,000            $10,000
10/31/95     $12,614         $12,173             $12,577            $12,139
10/31/96     $14,442         $13,936             $14,658            $13,874
10/31/97     $17,319         $16,712             $17,971            $16,661

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(a)   One Year
---------------------------------------------------------------------
  Institutional (No Sales Charge)           20.92%         19.92%
---------------------------------------------------------------------
  Institutional (w/ Sales Charge)           19.45%         15.72%
---------------------------------------------------------------------

                                SERVICE SHARES

                                    [CHART]

              Service         Service        Combined S&P and  Lipper Balanced
         (no sales charge) (w/sales charge) Lehman Bond Index    Funds Index
         ----------------- ---------------- -----------------  ---------------
1/2/97(b)    $10,000         $ 9,650             $10,000            $10,000
10/31/97     $11,653         $11,247             $11,837            $11,617

                                  -----------------------------------
                                         Aggregate Total Return
                                  -----------------------------------
                                           Since Inception(b)
---------------------------------------------------------------------
  Service (No Sales Charge)                      16.53%
---------------------------------------------------------------------
  Service (w/ Sales Charge)                      12.47%
---------------------------------------------------------------------


                            GROWTH AND INCOME FUND

                             INSTITUTIONAL SHARES

                                   [CHART]
                                                                  Lipper Growth
           Institutional    Institutional                           & Income
         (no sales charge) (w/sales charge)       S&P 500          Funds Index
         ----------------- ----------------       -------         -------------
3/3/97(c)     $10,000         $ 9,650             $10,000            $10,000
10/31/97      $12,200         $11,775             $11,703            $11,529

                                  -----------------------------------
                                         Aggregate Total Return
                                  -----------------------------------
                                           Since Inception(a)
---------------------------------------------------------------------
  Institutional (No Sales Charge)                22.00%
---------------------------------------------------------------------
  Institutional (w/ Sales Charge)                17.75%
---------------------------------------------------------------------

                                SERVICE SHARES

                                    [CHART]
                                                                 Lipper Growth
              Service         Service                              & Income
        (no sales charge) (w/sales charge)        S&P 500         Funds Index
        ----------------- ----------------        -------        -------------
3/3/97(c)     $10,000         $ 9,650             $10,000            $10,000
10/31/97      $12,181         $11,757             $11,703            $11,529

                                  -----------------------------------
                                        Aggregate Total Return
                                  -----------------------------------
                                          Since Inception(c)
---------------------------------------------------------------------
  Service (No Sales Charge)                      21.81%
---------------------------------------------------------------------
  Service (w/ Sales Charge)                      17.57%
---------------------------------------------------------------------

                               THE COMMERCE FUNDS

                                  GROWTH FUND


                             INSTITUTIONAL SHARES

                                    [CHART]

              Institutional    Institutional                   Lipper Growth
            (no sales charge) (w/sales charge)     S&P 500      Funds Index
            ----------------- ----------------     -------     -------------
12/12/94(a)      $10,000          $ 9,650          $10,000         $10,000
10/31/95         $13,806          $13,323          $13,306         $13,269
10/31/96         $17,050          $16,454          $16,511         $15,514
10/31/97         $21,845          $21,080          $21,815         $19,925

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(a)   One Year
---------------------------------------------------------------------
  Institutional (No Sales Charge)           31.04%         28.12%
---------------------------------------------------------------------
  Institutional (w/ Sales Charge)           29.44%         23.64%
---------------------------------------------------------------------

                                SERVICE SHARES

                                    [CHART]

                 Service          Service                      Lipper Growth
            (no sales charge) (w/sales charge)     S&P 500      Funds Index
            ----------------- ----------------     -------     -------------
1/2/97(b)        $10,000          $9,650           $10,000        $10,000
10/31/97         $12,247          $11,820          $12,531        $12,312

                                  -----------------------------------
                                        Aggregate Total Return
                                  -----------------------------------
                                          Since Inception(b)
---------------------------------------------------------------------
  Service (No Sales Charge)                      22.47%
---------------------------------------------------------------------
  Service (w/ Sales Charge)                      18.20%
---------------------------------------------------------------------


                                  MIDCAP FUND

                             INSTITUTIONAL SHARES

                                    [CHART]

              Institutional    Institutional         S&P       Lipper Mid Cap
            (no sales charge) (w/sales charge)   Mid Cap 400    Funds Index
            ----------------- ----------------   -----------   --------------
12/12/94(a)      $10,000          $ 9,650          $10,000        $10,000
10/31/95         $14,056          $13,564          $13,116        $13,558
10/31/96         $15,999          $15,439          $15,392        $15,826
10/31/97         $19,019          $18,357          $20,423        $19,118

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(a)   One Year
---------------------------------------------------------------------
  Institutional (No Sales Charge)           24.91%         18.88%
---------------------------------------------------------------------
  Institutional (w/ Sales Charge)           23.39%         14.71%
---------------------------------------------------------------------

                                SERVICE SHARES

                                    [CHART]

                 Service          Service            S&P       Lipper Mid Cap
            (no sales charge) (w/sales charge)   Mid Cap 400    Funds Index
            ----------------- ----------------   -----------   --------------
1/2/97(b)        $10,000          $ 9,650          $10,000        $10,000
10/31/97         $11,501          $11,098          $12,546        $11,696

                                  -----------------------------------
                                         Aggregate Total Return
                                  -----------------------------------
                                          Since Inception(b)
---------------------------------------------------------------------
  Service (No Sales Charge)                      15.01%
---------------------------------------------------------------------
  Service (w/ Sales Charge)                      10.98%
---------------------------------------------------------------------

                               THE COMMERCE FUNDS

                           INTERNATIONAL EQUITY FUND


                             INSTITUTIONAL SHARES

                                   [CHART]

              Institutional    Institutional    Morgan Stanley   Lipper Int'l
            (no sales charge) (w/sales charge)   Gross EAFE      Funds Index
            ----------------- ----------------  --------------   ------------
1/1/95(d)        $10,000           $ 9,650          $10,000         $10,000
10/31/95         $10,264           $ 9,921          $10,428         $10,584
10/31/96         $11,628           $11,240          $11,551         $11,837
10/31/97         $12,459           $12,043          $12,118         $13,417

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(a)   One Year
---------------------------------------------------------------------
  Institutional (No Sales Charge)            8.30%          7.15%
---------------------------------------------------------------------
  Institutional (w/ Sales Charge)            6.98%          3.40%
---------------------------------------------------------------------

                                SERVICE SHARES

                                    [CHART]

                 Service          Service       Morgan Stanley Lipper Int'l
            (no sales charge) (w/sales charge)   Gross EAFE     Funds Index
            ----------------- ----------------  -------------- -------------
1/2/97(b)         $10,000          $9,650          $10,000        $10,000
10/31/97          $10,166          $9,809          $10,217        $10,732

                                  -----------------------------------
                                         Aggregate Total Return
                                  -----------------------------------
                                           Since Inception(b)
---------------------------------------------------------------------
  Service (No Sales Charge)                       1.66%
---------------------------------------------------------------------
  Service (w/ Sales Charge)                      (1.91%)
---------------------------------------------------------------------

                          NATIONAL TAX-FREE BOND FUND

                                    [CHART]
                                                                  Lipper General
              Nat'l Tax-Free   Nat'l Tax-Free  Merrill Lynch Muni   Muni Debt
            (no sales charge) (w/sales charge)    Interm Index     Funds Index
            ----------------- ---------------- ------------------ --------------
2/21/95(e)       $10,000           $ 9,650           $10,000         $10,000
10/31/95         $10,606           $10,235           $10,765         $10,783
10/31/96         $10,989           $10,604           $11,387         $11,359
10/31/97         $11,666           $11,259           $12,191         $12,267

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(e)   One Year
---------------------------------------------------------------------
Nat'l Tax-Free  (No Sales Charge)            5.88%          6,16%
---------------------------------------------------------------------
Nat'l Tax-Free  (w/ Sales Charge)            4.50%          2.44%
---------------------------------------------------------------------

                          MISSOURI TAX-FREE BOND FUND

                                    [CHART]

                                                                  Lipper General
          Missouri Tax-Free  Missouri Tax-Free Merrill Lynch Muni   Muni Debt
           (no sales charge) (w/sales charge)     Interm Index     Funds Index
          ------------------ ----------------- ------------------ -------------
2/21/95(e)      $10,000          $ 9,650            $10,000          $10,000
10/31/95        $10,545          $10,176            $10,765          $10,783
10/31/96        $10,907          $10,525            $11,387          $11,356
10/31/97        $11,595          $11,189            $12,191          $12,267

                                  -----------------------------------
                                      Average Annual Total Return
                                  -----------------------------------
                                     Since Inception(e)   One Year
---------------------------------------------------------------------
Missouri Tax-Free (No Sales Charge)          5.64%          6.31%
---------------------------------------------------------------------
Missouri Tax-Free (w/ Sales Charge)          4.26%          2.60%
---------------------------------------------------------------------

(a) Commencement of operations was December 12, 1994.
(b) Commencement of operations was January 2, 1997.
(c) Commencement of operations was March 3, 1997.
(d) For comparative purposes, initial investments are assumed to be made on the first day of the month following the International Equity Fund's inception.
(e) Commencement of operations was February 21, 1995.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
The Commerce Funds

  We have audited the accompanying statements of assets and liabilities of Short-Term Government Fund, Bond Fund, Balanced Fund, Growth and Income Fund, Growth Fund, MidCap Fund (formerly Aggressive Growth Fund), International Equity Fund, National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund, portfolios of The Commerce Funds, (collectively, The Commerce Funds) including the statements of investments, as of October 31, 1997, and the related statements of operations for the year or period ended October 31, 1997, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1997 for Short-Term Government Fund, Bond Fund, Balanced Fund, Growth Fund, MidCap Fund, International Equity Fund, National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund and the period from March 3, 1997 (commencement of operations) to October 31, 1997 for Growth and Income Fund and the financial highlights for each of the years or periods in the three-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of The Commerce Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Kansas City, Missouri
December 5, 1997

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           SHORT-TERM GOVERNMENT FUND
                                OCTOBER 31, 1997

 PRINCIPAL               INTEREST                         MATURITY
   AMOUNT                  RATE                             DATE                            VALUE
 ----------              --------                         --------                         --------
                COLLATERALIZED MORTGAGE OBLIGATIONS--30.4%
  Federal Home Loan Mortgage Corp. REMIC Series 14,
   Class A
 $  157,000                6.00                           06/25/23                         $150,015
  Federal Home Loan Mortgage Corp. REMIC Series 1112,
   Class F
    117,000                8.40                           01/15/21                          119,888
  Federal Home Loan Mortgage Corp. REMIC Series 1205,
   Class G
    250,000                7.00                           03/15/07                          254,765
  Federal Home Loan Mortgage Corp. REMIC Series 1360,
   Class PE
    210,000                3.50                           12/15/17                          194,970
  Federal Home Loan Mortgage Corp. REMIC Series 1574,
   Class P
    235,741                6.50                           07/15/23                          233,973
  Federal Home Loan Mortgage Corp. REMIC Series 1617,
   Class C
    149,000                6.50                           02/15/23                          148,487
  Federal Home Loan Mortgage Corp. REMIC Series 1619,
   Class EC
    500,000                5.60                           11/15/23                          489,060
  Federal Home Loan Mortgage Corp. REMIC Series 1727,
   Class E
    660,000                6.50                           04/15/18                          665,980
  Federal Home Loan Mortgage Corp. Series 180, Class
   G
    827,697                8.00                           09/15/21                          849,681
  Federal Home Loan Mortgage Corp. Series 1255, Class
   G
    455,000                7.50%                          07/15/21                          468,081
  Federal National Mortgage Assn. REMIC Series 1991-
   118, Class K
    405,000                7.00                           08/25/21                          409,933
  Federal National Mortgage Assn. REMIC Series 1992-
   1, Class E
    500,000                7.50                           01/25/07                          517,965
  Federal National Mortgage Assn. REMIC Series 1992-
   129, Class G
    432,000                4.00                           06/25/18                          409,860

 PRINCIPAL              INTEREST                        MATURITY
  AMOUNT                  RATE                            DATE                            VALUE
-----------             --------                        --------                       -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
 Federal National Mortgage Assn. REMIC Series 1993-
  29, Class FA
$   250,634               6.20(a)                       03/25/23                       $   242,801
 Federal National Mortgage Assn. REMIC Series 1993-
  76, Class A
    357,532               6.00                          06/25/08                           345,913
 Federal National Mortgage Assn. REMIC Series 1993-
  208, Class L
     81,503               6.50%                         03/25/23                            81,605
 Federal National Mortgage Assn. REMIC Series 1993-
  225,
  Class NC
    229,000               6.50                          03/25/23                           225,134
 Federal National Mortgage Assn. REMIC Series 1993-
  245, Class N
    200,000               6.50                          12/25/23                           198,000
 Federal National Mortgage Assn. REMIC Series 1994-
  23, Class A
    158,679               6.00                          12/25/22                           153,125
 Federal National Mortgage Assn. REMIC Series G92-
  35, Class D
    210,000               4.50                          08/25/21                           186,505
 Federal National Mortgage Assn. REMIC Series G94-
  9, Class C
    250,000               6.25                          04/17/10                           246,640
 Federal National Mortgage Assn. REMIC Series X-
  130A, Class H
    510,000               6.30                          09/25/18                           512,071
 Federal National Mortgage Assn. REMIC Series X-
  225C, Class G
    192,175               6.50                          11/25/22                           181,605
 Federal National Mortgage Assn. REMIC Series X-
  225C, Class NB
  1,502,115               6.50%                         12/25/22                         1,494,605
 Federal National Mortgage Assn. Series 1993-139,
  Class KB
  1,000,000               7.00                          11/25/00                         1,013,120
 Federal National Mortgage Assn. Series 1993-140,
  Class D
    903,200               5.50                          08/25/07                           899,249

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    SHORT-TERM GOVERNMENT FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  GE Capital Mortgage Services, Inc. Series 1993-
   16, Class A4
 $   71,936               6.25%                        12/25/23                       $    71,621
  Independent National Mortgage Corp. REMIC Series
   1995-M, Class A1
    813,328               7.50                         09/25/25                           823,495
  Prudential Home Mortgage Securities Series 1993-
   43,
   Class A1
    774,629               5.40                         10/25/23                           767,363
  Residential Funding Mortgage Securities Series
   1993-S49,
   Class A2
  1,000,000               6.00                         12/25/08                           997,500
  Securitized Asset Sales, Inc. Series 1993-7,
   Class T
    470,000               6.25                         12/25/23                           450,025
  Westam Mortgage Financial Corp. Series 7, Class F
  1,172,729               9.30                         10/01/15                         1,214,865
                                                                                      -----------
      Total Collateralized Mortgage Obligations
       (cost $14,769,940)..........................                                   $15,017,900
                                                                                      -----------
              MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--6.9%
  Federal Home Loan Mortgage Corp.
 $   33,049               8.75%                        02/01/01                       $    33,989
     87,138               8.75                         04/01/01                            91,958
    381,818               8.25                         08/01/01                           387,186
    148,927               7.75                         09/01/07                           153,299
    943,275               7.00                         05/01/26                           949,755
  Federal National Mortgage Assn.
    484,479               6.50                         02/01/12                           484,479
    387,270               9.00                         07/01/24                           413,169

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
            MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--CONTINUED
  Government National Mortgage Assn.
 $  298,839               8.00%                        10/15/16                       $   314,621
    536,326               8.00                         07/15/17                           563,775
                                                                                      -----------
      Total Mortgage-Backed Pass-Through
       Obligations
       (cost $3,295,063)...........................                                   $ 3,392,231
                                                                                      -----------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS--43.6%
  Federal Agriculture Mortgage Corp.
 $  500,000               6.69%                        02/10/00                       $   509,380
  Federal Farm Credit Bank
  1,000,000               7.17                         04/03/00                         1,030,000
  1,000,000               6.10                         11/19/01                         1,005,780
  Federal Home Loan Bank
    530,000               7.13                         03/27/00                           545,402
  1,000,000               7.44                         08/10/01                         1,050,620
  1,000,000               6.53                         08/28/01                         1,020,940
  1,000,000               6.63                         08/28/01                         1,023,840
    965,000               7.56                         02/27/02                         1,024,261
  1,630,000               6.89                         04/04/04                         1,697,938
  Federal Home Loan Mortgage Corp.
    500,000               7.90                         01/27/00                           521,560
  1,000,000               6.52                         08/25/00                         1,017,190
    500,000               6.70                         07/25/01                           512,970
  Federal National Mortgage Assn.
  1,500,000               6.36                         08/16/00                         1,520,865
  1,000,000               9.20                         09/11/00                         1,087,970
    250,000               6.18                         03/15/01                           251,875
    500,000               6.63                         04/18/01                           511,015
    700,000               6.38                         08/14/01                           710,388
    281,000               6.50                         03/25/20                           283,633
  Israel Aid Series 5A
  2,000,000               7.75                         11/15/99                         2,072,440
  Tennessee Valley Authority 1989, Series D
  2,000,000               8.38                         10/01/99                         2,092,180
    575,000               6.00                         11/01/00                           577,156

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    SHORT-TERM GOVERNMENT FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS--CONTINUED
  U.S. Department of Housing & Urban Development
   Series
   1994-A
 $  100,000               6.44%                        08/01/02                       $   100,764
  U.S. Department of Housing & Urban Development
   Series
   1995-A
  1,250,000               8.15                         08/01/00                         1,314,250
                                                                                      -----------
      Total U.S. Government Agency Obligations
       (cost $21,212,579)..........................                                   $21,482,417
                                                                                      -----------
                      U.S. TREASURY OBLIGATIONS--8.2%
  United States Treasury Notes
 $2,000,000               6.38%                        04/30/99                       $ 2,021,560
  2,000,000               5.88                         08/31/99                         2,007,820
                                                                                      -----------
      Total U.S. Treasury Obligations
       (cost $4,006,875)...........................                                   $ 4,029,380
                                                                                      -----------
                       SHORT-TERM OBLIGATIONS--4.1%
  Federal Home Loan Mortgage Corp.
 $1,000,000               7.93%                        01/20/98                       $ 1,004,370
  1,000,000               7.82                         01/27/98                         1,004,530
                                                                                      -----------
      Total Short-Term Obligations
       (cost $2,018,438)...........................                                   $ 2,008,900
                                                                                      -----------

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
                        REPURCHASE AGREEMENT--2.2%
  State Street Bank & Trust Company, dated
   10/31/97, repurchase price $1,116,479 (U.S.
   Treasury Note: $1,141,060, 6.00%, 08/15/2000)
 $1,116,000               5.15%                        11/03/97                       $ 1,116,000
                                                                                      -----------
      Total Repurchase Agreement
       (cost $1,116,000)...........................                                   $ 1,116,000
                                                                                      -----------
      Total Investments
       (cost $46,418,895(b)).......................                                   $47,046,828
                                                                                      ===========
--------------------------------------------------------------------------------------------------
 Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost..............................                                   $   738,993
  Gross unrealized loss for investments in which
   value exceeds cost..............................                                      (111,060)
                                                                                      -----------
  Net unrealized gain..............................                                   $   627,933
                                                                                      ===========
--------------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a)Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1997.
(b)The cost stated also represents aggregate cost for federal income tax purposes.

--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

REMIC--Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                   BOND FUND
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                      ASSET-BACKED SECURITIES--29.4%
AUTO--3.4%
 Fifth Third Bank Auto Grantor Trust Series 1996-A,
  Class A
$ 5,461,380               6.20%                        09/15/01                       $  5,476,727
 NationsBank Auto Owner Trust Series 1996-A, Class
  A4
  2,000,000               6.63                         12/15/00                          2,019,360
                                                                                      ------------
                                                                                      $  7,496,087
                                                                                      ------------
CREDIT CARD--10.5%
 American Express Master Trust Series 1994-3, Class
  A
$ 2,000,000               7.85%                        08/15/05                       $  2,163,740
 Chemical Master Credit Card Trust 1 Series 1995-3,
  Class A
  2,000,000               6.23                         04/15/05                          2,003,740
 Choice Credit Card Master Trust Series 1992-2,
  Class B
  2,000,000               7.20                         04/15/99                          2,046,640
 Discover Card Trust Series 1991-F, Class B
  4,000,000               8.35                         11/21/00                          4,080,000
 Discover Card Master Trust Series 1993-3, Class A
  2,000,000               6.20                         05/16/06                          1,990,620
 MBNA Master Credit Card Trust Series 1995-C, Class
  A
  2,000,000               6.45                         02/15/08                          2,018,740
 Standard Credit Card Master Trust 1991-6, Series A
  2,000,000               7.88                         11/07/98                          2,041,480
 Standard Credit Card Master Trust Series 1993-2,
  Class A
  2,000,000               5.95                         10/07/04                          1,987,740
 Standard Credit Card Master Trust Series 1995-1,
  Class A
  2,000,000               8.25                         01/07/07                          2,239,340
 Standard Credit Card Master Trust Series 1995-1,
  Class B
  2,000,000               8.45                         01/07/07                          2,235,220
                                                                                      ------------
                                                                                      $ 22,807,260
                                                                                      ------------

 PRINCIPAL              INTEREST                        MATURITY
  AMOUNT                  RATE                            DATE                            VALUE
-----------             --------                        --------                       ------------
                    ASSET-BACKED SECURITIES--CONTINUED
HOME EQUITY--3.2%
 Advanta Mortgage Loan Trust Series 1994-4, Class
  A2
$ 4,000,000               8.92%                         01/25/26                       $  4,301,480
 Corestates Home Equity Trust Series 1993-2, Class
  A
    642,574               5.10                          03/15/09                            631,304
 GE Capital Mortgage Services, Inc. Series 1997-
  HE1, Class M
  1,974,954               7.50                          03/25/27                          2,047,703
                                                                                       ------------
                                                                                       $  6,980,487
                                                                                       ------------
MANUFACTURED HOUSING--12.3%
 Associates Manufactured Housing Series 1996-1,
  Class A5
$ 5,000,000               7.60%                         03/15/27                       $  5,233,594
 Green Tree Financial Corp. Series 1993-4, Class A4
  2,000,000               6.60                          01/15/19                          2,015,620
 Green Tree Financial Corp. Series 1993-4, Class A5
  4,000,000               7.05                          01/15/19                          4,062,480
 Green Tree Financial Corp. Series 1994-2, Class A4
  4,000,000               7.90                          05/15/19                          4,175,000
 Green Tree Financial Corp. Series 1996-4, Class A7
  4,000,000               7.90                          06/15/27                          4,242,480
 Green Tree Financial Corp. Series 1996-8, Class M1
  2,000,000               7.85                          10/15/27                          2,100,620
 Indymac Manufactured Housing Contract Series 1997-
  1, Class A3
  3,000,000               6.61                          02/25/28                          3,024,375
 Indymac Manufactured Housing Contract Series 1997-
  1, Class M
  2,000,000               7.11(a)                       02/25/28                          2,046,238
                                                                                       ------------
                                                                                       $ 26,900,407
                                                                                       ------------
     Total Asset-Backed Securities
      (cost $58,741,827)...........................                                    $ 64,184,241
                                                                                       ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS--3.4%
 Countrywide Mortgage Backed Securities, Inc. REMIC
  Series 1993-B, Class A5
$ 1,333,571               6.75%                        11/25/23                       $  1,317,110
 Federal Home Loan Mortgage REMIC Series 1579,
  Class PM
  1,165,000               6.70                         09/15/23                          1,167,913
 Federal National Mortgage Assn. REMIC Series 1992-
  1, Class E
  1,500,000               7.50                         01/25/07                          1,553,895
 Federal National Mortgage Assn. REMIC Series X-
  130A, Class H
  1,500,000               6.30                         09/25/18                          1,506,090
 PNC Mortgage Securities Corp. REMIC Series 1996-1,
  Class A10
  1,868,016               7.50                         09/25/09                          2,022,127
                                                                                      ------------
     Total Collateralized Mortgage Obligations
      (cost $10,301,039)...........................                                   $  7,567,135
                                                                                      ------------
                       CORPORATE OBLIGATIONS--12.2%
FINANCIAL--10.8%
 American Express Credit Corp.
$ 2,000,000               6.13%                        11/15/01                       $  1,990,620
 BankAmerica Corp.
  3,500,000               6.88                         06/01/03                          3,577,875
 Chemical Bank
  2,000,000               6.70                         08/15/08                          2,019,980
 Chubb Capital Corp.
  2,000,000               6.00                         02/01/98                          2,000,300
 Ford Motor Company Credit Corp.
  2,000,000               6.63                         06/30/03                          2,015,640
 General Motors Acceptance Corp.
  2,000,000               6.63                         10/15/05                          2,013,900
 Morgan Stanley Group, Inc.
  2,000,000               6.75                         03/04/03                          2,030,420
 Nationsbank Corp
  1,000,000               7.75                         08/15/15                          1,072,790
 NationsBank Corp.
  1,000,000               7.80                         09/15/16                          1,080,310

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                     CORPORATE OBLIGATIONS--CONTINUED
FINANCIAL--Continued
 PNC Bank N.A.
$ 2,000,000               7.88%                        04/15/05                       $  2,144,940
 Smith Barney Holdings, Inc.
  3,500,000               6.63                         06/01/00                          3,543,015
                                                                                      ------------
                                                                                      $ 23,489,790
                                                                                      ------------
INDUSTRIAL--0.5%
 Shell Oil Co.
$ 1,000,000               6.95%                        12/15/98                       $  1,012,430
                                                                                      ------------
UTILITIES--0.9%
 Duke Power Corp.
$ 1,000,000               7.37%                        02/02/04                       $  1,047,500
 Union Electric Co.
  1,000,000               6.75                         10/15/99                          1,012,450
                                                                                      ------------
                                                                                      $  2,059,950
                                                                                      ------------
     Total Corporate Obligations
      (cost $25,139,681)...........................                                   $ 26,562,170
                                                                                      ------------
                            FOREIGN BONDS--1.4%
 Hanson Overseas BV
$ 2,000,000               6.75%                        09/15/05                       $  2,034,240
 Hydro Quebec Note
  1,000,000               7.96                         12/17/01                          1,064,170
                                                                                      ------------
     Total Foreign Bonds
      (cost $2,965,820)............................                                   $  3,098,410
                                                                                      ------------
              MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--27.0%
 Federal Home Loan Mortgage Corp.
$ 1,917,362               6.00%                        12/01/13                       $  1,888,007
  2,188,102               8.50                         02/01/19                          2,314,531
  2,490,420               8.50                         03/01/21                          2,634,317
 11,319,295               7.00                         05/01/26                         11,397,059
 Federal National Mortgage Assn.
  1,180,973               7.19                         07/01/06                          1,248,648
  4,263,225               5.50                         01/01/09                          4,105,401
  3,495,709               7.00                         07/01/09                          3,556,884
    968,958               6.50                         02/01/12                            968,958
  1,922,911               6.00                         12/01/13                          1,874,434
  1,585,588               6.50                         07/01/14                          1,571,381

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                            BOND FUND--(CONTINUED)
                               OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
            MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--CONTINUED
 Federal National Mortgage
  Assn.--Continued
$ 1,774,764               9.00%                        11/01/21                       $  1,906,877
  1,022,669               9.00                         02/01/25                          1,102,550
  2,793,760               6.50                         03/01/26                          2,750,988
 Government National Mortgage Assn.
  4,689,923               8.00                         02/15/22                          4,895,060
  4,663,931               7.00                         09/15/23                          4,703,248
  2,171,749               7.50                         08/20/25                          2,215,184
  9,570,575               7.50                         07/20/26                          9,761,987
                                                                                      ------------
     Total Mortgage-Backed Pass-Through
      Obligations
      (cost $56,259,680)...........................                                   $ 58,895,514
                                                                                      ------------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS--0.9%
 Federal Home Loan Bank
$ 1,000,000               6.32%                        02/01/00                       $  1,010,890
 Federal Home Loan Mortgage Corp.
  1,000,000               6.20                         04/15/03                          1,009,690
                                                                                      ------------
     Total U.S. Government Agency Obligations
      (cost $1,863,692)............................                                   $  2,020,580
                                                                                      ------------
                     U.S. TREASURY OBLIGATIONS--23.0%
 United States Treasury Bonds
$ 8,000,000               7.25%                        05/15/16                       $  8,936,240
  8,000,000               7.50                         11/15/16                          9,153,760
 United States Treasury Notes
 10,500,000               5.88                         11/15/05                         10,485,195
 10,500,000               7.00                         07/15/06                         11,266,184
 10,000,000               6.50                         10/15/06                         10,401,600
                                                                                      ------------
     Total U.S. Treasury Obligations
      (cost $48,173,321)...........................                                   $ 50,242,979
                                                                                      ------------

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                            VALUE
-----------             --------                       --------                       ------------
                        REPURCHASE AGREEMENT--0.7%
 State Street Bank & Trust Company, dated 10/31/97,
  repurchase price $1,526,655 (U.S. Treasury Note:
  $1,559,968, 6.375%, 04/30/1999)
$ 1,526,000               5.15%                        11/03/97                       $  1,526,000
                                                                                      ------------
     Total Repurchase Agreement
      (cost $1,526,000)............................                                   $  1,526,000
                                                                                      ------------
     Total Investments (cost $204,971,060(b))......                                   $214,097,029
                                                                                      ============
---------------------------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which
  value exceeds cost...............................                                   $  9,189,749
 Gross unrealized loss for investments in which
  cost exceeds value...............................                                        (63,780)
                                                                                      ------------
 Net unrealized gain...............................                                   $  9,125,969
                                                                                      ============
---------------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a)Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1997.
(b)The cost stated also represents aggregate cost for federal income tax purposes.

-------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

REMIC--Real Estate Mortgage Investment Conduit
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                 BALANCED FUND
                                OCTOBER 31, 1997

  SHARES              DESCRIPTION                 VALUE
 ---------            -----------              ------------
                   COMMON STOCKS--61.5%
 ADVERTISING--0.5%
     7,600 Omnicom Group                       $    536,750
                                               ------------
 AEROSPACE/DEFENSE--1.6%
     5,000 General Dynamics Corp.              $    405,937
    11,500 Lockheed Martin Corp.                  1,093,219
    10,000 Tracor, Inc.                             267,500
                                               ------------
                                               $  1,766,656
                                               ------------
 AIRLINES--0.3%
    10,000 Southwest Airlines Co.              $    326,250
                                               ------------
 AUTO/VEHICLE--1.9%
    33,000 Chrysler Corp.                      $  1,163,250
    21,000 Ford Motor Co.                           917,437
                                               ------------
                                               $  2,080,687
                                               ------------
 BANKING--2.5%
    12,400 BankAmerica Corp.                   $    886,600
    13,400 Northern Trust Corp.                     783,900
    30,800 Norwest Corp.                            987,525
                                               ------------
                                               $  2,658,025
                                               ------------
 BIOTECHNOLOGY--0.3%
     6,000 Elan Corp. PLC ADR*                 $    299,250
                                               ------------
 BUSINESS SERVICES--1.5%
    20,000 Personnel Group of America, Inc.*   $    693,750
    39,300 Reynolds & Reynolds Co.                  673,013
     6,000 Robert Half International, Inc.          245,625
                                               ------------
                                               $  1,612,388
                                               ------------
 CHEMICAL PRODUCTS--1.9%
    10,800 Dexter Corp.                        $    423,900
    14,000 Du Pont (E.I.) de Nemours & Co.          796,250
    10,500 OM Group, Inc.                           396,375
    18,300 Schulman, Inc.                           411,750
                                               ------------
                                               $  2,028,275
                                               ------------
 COMPUTER SERVICES/SOFTWARE--3.0%
    12,000 Cadence Design Systems, Inc.*       $    639,000
    15,800 Compaq Computer Corp.                  1,007,250

  SHARES                    DESCRIPTION                       VALUE
 ---------                  -----------                    ------------
                       COMMON STOCKS--CONTINUED
 COMPUTER SERVICES/SOFTWARE--CONTINUED
     7,500 Compuware Corp.                                 $    495,938
    11,500 McAfee Associates, Inc.*                             572,125
     3,500 Microsoft Corp.*                                     455,000
                                                           ------------
                                                           $  3,169,313
                                                           ------------
 DIVERSIFIED MANUFACTURING--3.8%
    32,200 Allied Signal, Inc.                             $  1,159,200
    10,600 Dover Corp.                                          715,500
    12,500 Federal Signal Corp.                                 302,344
    24,900 General Electric Co.                               1,607,606
     6,800 Parker Hannifin Corp.                                284,325
                                                           ------------
                                                           $  4,068,975
                                                           ------------
 ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--0.4%
    12,000 Symbol Technologies, Inc.                       $    477,000
                                                           ------------
 FINANCIAL SERVICES--8.9%
     9,100 A. G. Edwards, Inc.                             $    298,594
     4,400 Bankers Trust Corp.                                  519,200
     7,500 Bear Stearns Companies, Inc.                         297,656
    14,000 DST Systems, Inc.                                    494,375
    22,000 Federal National Mortgage Association              1,065,625
    15,600 Franklin Resources, Inc.                           1,402,050
    14,000 Green Tree Financial Corp.                           589,750
     6,000 Lehman Brothers Holdings, Inc.                       282,375
    16,000 Merrill Lynch & Co.                                1,082,000
     8,910 Morgan Stanley, Dean Witter, Discover and Co.        436,590
    10,000 SLM Holding Corp.                                  1,403,750
    16,775 Synovus Financial Corp.                              364,856
    18,000 Travelers Group, Inc.                              1,260,000
                                                           ------------
                                                           $  9,496,821
                                                           ------------
 HEALTH & MEDICAL SERVICES--1.9%
     3,000 Cardinal Health, Inc.                           $    222,750
    26,200 Lincare Holdings, Inc.                             1,404,975
     3,600 McKesson Corp.                                       386,325
                                                           ------------
                                                           $  2,014,050
                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                OCTOBER 31, 1997

  SHARES                   DESCRIPTION                      VALUE
 ---------                 -----------                   ------------
                      COMMON STOCKS--CONTINUED
 HEALTH/PERSONAL CARE--0.4%
     5,200 Gillette Co.                                  $    463,125
                                                         ------------
 HOUSEHOLD DURABLES--0.8%
    21,000 Leggett & Platt, Inc.                         $    876,750
                                                         ------------
 INDUSTRIAL MACHINERY--4.0%
    24,700 Caterpillar, Inc.                             $  1,265,875
     8,400 Deere & Co.                                        442,050
    34,400 Illinois Tool Works, Inc.                        1,692,050
     7,500 Lindsay Manufacturing Co.                          325,312
    11,600 Sealed Air Corp.*                                  598,125
                                                         ------------
                                                         $  4,323,412
                                                         ------------
 INSURANCE SERVICES--4.7%
    10,500 Allied Group, Inc.                            $    496,125
    14,000 American Bankers Insurance Group, Inc.             523,250
     2,500 Cigna Corp.                                        388,125
    20,800 Conseco, Inc.                                      907,400
     9,500 Financial Security Assurance Holdings, Ltd.        413,250
     6,700 Ohio Cas Corp.                                     296,475
    17,000 Orion Capital Corp.                                765,000
     5,000 Protective Life Corp.*                             264,375
    26,400 SunAmerica, Inc.                                   948,750
                                                         ------------
                                                         $  5,002,750
                                                         ------------
 INTEGRATED OIL--2.5%
     3,800 Chevron Corp.                                 $    315,162
    24,800 Mobil Corp.                                      1,805,750
     6,500 Phillips Petroleum Co.                             314,438
     8,600 YPF Sociedad Anonima ADR                           275,200
                                                         ------------
                                                         $  2,710,550
                                                         ------------
 MACHINERY AND EQUIPMENT--0.3%
     7,400 Ingersoll-Rand Co.                            $    288,137
                                                         ------------
 MEDICAL/BIOTECHNOLOGY--0.9%
    12,200 Dentsply International, Inc.                  $    346,175
    10,000 Guidant Corp.                                      575,000
                                                         ------------
                                                         $    921,175
                                                         ------------
 METALS-DIVERSIFIED--0.3%
     7,500 AK Steel Holding Corp.                        $    315,937
                                                         ------------

  SHARES               DESCRIPTION                  VALUE
 ---------             -----------               ------------
                  COMMON STOCKS--CONTINUED
 OFFICE EQUIPMENT AND SUPPLIES--0.2%
     8,000 Lexmark International Group, Inc.     $    244,500
                                                 ------------
 OIL & GAS-PRODUCTION/DISTRIBUTION--2.0%
     6,900 National Fuel Gas Co. Of New Jersey   $    304,462
    10,000 Newpark Resources, Inc.                    415,000
    26,600 Royal Dutch Petroleum ADR                1,399,825
                                                 ------------
                                                 $  2,119,287
                                                 ------------
 OIL WELL EQUIPMENT AND SERVICES--1.6%
    10,000 BJ Services Co.                       $    847,500
    14,000 Ensco International, Inc.                  588,875
     4,800 Seacor Smit, Inc.                          312,600
                                                 ------------
                                                 $  1,748,975
                                                 ------------
 PHARMACEUTICALS--2.2%
    11,300 Abbott Laboratories                   $    692,831
    12,800 Johnson & Johnson                          734,400
    10,100 Merck & Co.                                901,425
                                                 ------------
                                                 $  2,328,656
                                                 ------------
 PUBLISHING--0.8%
    15,600 Equifax, Inc.                         $    484,575
     5,800 New York Times Co.
            (Class A)                                 317,550
                                                 ------------
                                                 $    802,125
                                                 ------------
 RETAIL TRADE--4.4%
    15,000 Arbor Drugs, Inc.                     $    401,250
    14,000 Central Garden & Pet Co.*                  367,500
    25,031 Consolidated Stores Corp.*                 998,111
    22,000 Gap, Inc.                                1,170,125
    15,000 Stein Mart, Inc.                           438,750
    30,000 TJX Companies, Inc.                        888,750
    15,800 Walgreen Co.                               444,375
                                                 ------------
                                                 $  4,708,861
                                                 ------------
 SEMICONDUCTORS & ELECTRONICS--4.4%
    20,600 Adaptec, Inc.*                        $    997,813
    12,600 Intel Corp.                                970,200
     5,000 Lattice Semiconductor Corp.                250,312

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                OCTOBER 31, 1997


  SHARES                 DESCRIPTION                   VALUE
 ---------               -----------                ------------
                    COMMON STOCKS--CONTINUED
 SEMICONDUCTORS & ELECTRONICS--CONTINUED
    11,400 Linear Technology Corp.                  $    716,775
    14,800 National Semiconductor Corp.                  532,800
     7,000 Texas Instruments, Inc.                       746,813
    13,800 Xilinx, Inc.*                                 470,925
                                                    ------------
                                                    $  4,685,638
                                                    ------------
 TEXTILES--0.9%
    12,500 Jones Apparel Group, Inc.                $    635,937
     3,600 VF Corp.                                      321,750
                                                    ------------
                                                    $    957,687
                                                    ------------
 TOBACCO--0.4%
    11,400 Universal Corp.                          $    438,188
                                                    ------------
 TRANSPORTATION/STORAGE--1.2%
    19,000 Air Express International Corp.          $    581,875
    10,000 Tidewater, Inc.(a)                            656,875
                                                    ------------
                                                    $  1,238,750
                                                    ------------
 UTILITIES--1.0%
     6,400 Northern States Power Co. of Minnesota   $    322,400
    19,500 Union Electric Co.                            734,906
                                                    ------------
                                                    $  1,057,306
                                                    ------------
           Total Common Stocks
            (cost $50,412,950)....................  $ 65,766,249
                                                    ------------

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE
 ---------              --------                       --------
                            FIXED INCOME--34.5%
                       ASSET-BACKED SECURITIES--9.2%
 AUTO--0.8%
  Chevy Chase Auto Receivables Trust Series 1995-1,
   Class A
 $  354,411               6.00%                        12/15/01                       $    354,522

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ---------              --------                       --------                       ------------
                     ASSET-BACKED SECURITIES--CONTINUED
 AUTO--CONTINUED
  NationsBank Auto Owner Trust Series 1996-A, Class
   A4
 $  500,000               6.63%                        12/15/00                       $    504,840
                                                                                      ------------
                                                                                      $    859,362
                                                                                      ------------
 CREDIT CARD--3.9%
  American Express Master Trust Series 1994-3,
   Class A
 $  500,000               7.85%                        08/15/05                       $    540,935
  Choice Credit Card Master Trust Series 1992-2,
   Class B
    500,000               7.20                         04/15/99                            511,660
  Discover Card Master Trust Series 1993-3, Class A
    500,000               6.20                         05/16/06                            497,655
  J.C. Penney Master Credit Card Trust Series B,
   Class A
    500,000               8.95                         10/15/01                            529,215
  MBNA Master Credit Card Trust Series 1995-C,
   Class A
    500,000               6.45                         02/15/08                            504,685
  Standard Credit Card Master Trust Series 1991-6,
   Class B
    500,000               8.35                         01/07/99                            512,335
  Standard Credit Card Master Trust Series 1993-2,
   Class A
    500,000               5.95                         10/07/04                            496,935
  Standard Credit Card Master Trust Series 1995-1,
   Class B
    500,000               8.45                         01/07/07                            558,805
                                                                                      ------------
                                                                                      $  4,152,225
                                                                                      ------------
 HOME EQUITY--1.6%
  Advanta Mortgage Loan Trust Series 1994-4, Class
   A2
 $  500,000               8.92%                        01/25/26                       $    537,685
  Corestates Home Equity Trust Series 1993-2, Class
   A
    642,574               5.10                         03/15/09                            631,304

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           BALANCED FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ---------              --------                       --------                       ------------
                     ASSET-BACKED SECURITIES--CONTINUED
  GE Capital Mortgage Services, Inc. Series 1997-
   HE1, Class M
 $  493,738               7.50%                        03/25/27                       $    511,926
                                                                                      ------------
                                                                                      $  1,680,915
                                                                                      ------------
 MANUFACTURED HOUSING--2.9%
  Associates Manufactured Housing Series 1996-1,
   Class A5
 $  500,000               7.60%                        03/15/27                       $    523,359
  Green Tree Financial Corp.
   Series 1993-4, Class A4
    500,000               6.60                         01/15/19                            503,905
  Green Tree Financial Corp.
   Series 1993-4, Class A5
    500,000               7.05                         01/15/19                            507,810
  Green Tree Financial Corp.
   Series 1994-2, Class A4
    500,000               7.90                         05/15/19                            521,875
  Green Tree Financial Corp.
   Series 1996-4, Class A7
    500,000               7.90                         06/15/27                            530,310
  Green Tree Financial Corp.
   Series 1996-5, Class A6
    500,000               7.75                         07/15/27                            529,375
                                                                                      ------------
                                                                                      $  3,116,634
                                                                                      ------------
      Total Asset-Backed Securities
       (cost $9,443,485)...........................                                   $  9,809,136
                                                                                      ------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS--2.3%
  Federal Home Loan Mortgage Corp. REMIC Series
   159,
   Class H
 $1,153,000               4.50%                        09/15/21                       $  1,022,204
  Federal National Mortgage Assn. REMIC Series X-
   225C, Class NB
    940,586               6.50                         12/25/22                            935,883

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ---------              --------                       --------                       ------------
               COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Residential Funding Mortgage Securities Corp.
   Series 1995, Class A4
 $  500,000               8.00%                        04/25/10                       $    524,530
                                                                                      ------------
      Total Collateralized Mortgage Obligations
       (cost $2,401,507)...........................                                   $  2,482,617
                                                                                      ------------
                        CORPORATE OBLIGATIONS--5.3%
 FINANCIAL--3.9%
  BankAmerica Corp.
 $  500,000               6.88%                        06/01/03                       $    511,125
  Chemical Bank
    500,000               6.70                         08/15/08                            504,995
  Ford Motor Company Credit Corp.
    500,000               6.63                         06/30/03                            503,910
  General Electric Capital Corp.
    500,000               8.30                         09/20/09                            576,810
  Morgan Stanley Group, Inc.
    500,000               6.75                         03/04/03                            507,605
  NationsBank Corp.
    500,000               7.80                         09/15/16                            540,155
  PNC Bank N.A.
    500,000               7.88                         04/15/05                            536,235
  Smith Barney Holdings, Inc.
    500,000               6.63                         06/01/00                            506,145
                                                                                      ------------
                                                                                      $  4,186,980
                                                                                      ------------
 INDUSTRIAL--0.9%
  Gannett, Inc.
 $  500,000               5.25%                        03/01/98                       $    499,055
  Hanson Overseas BV
    500,000               6.75                         09/15/05                            508,560
                                                                                      ------------
                                                                                      $  1,007,615
                                                                                      ------------
 UTILITIES--0.5%
  AT&T Corp.
 $  500,000               7.12%                        01/15/02                       $    518,895
                                                                                      ------------
      Total Corporate Obligations
       (cost $5,269,223)...........................                                   $  5,713,490
                                                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                           STATEMENT OF INVESTMENTS

                          BALANCED FUND--(CONTINUED)
                               OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ---------              --------                       --------                       ------------
               MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS--9.9%
  Federal Home Loan Mortgage Corp.
 $  766,945               6.00%                        12/01/13                       $    755,203
  1,886,549               7.00                         05/01/26                          1,899,510
  Federal National Mortgage Assn.
  1,398,284               7.00                         07/01/09                          1,422,754
    484,479               6.50                         02/01/12                            484,479
    769,164               6.00                         12/01/13                            749,774
    931,253               6.50                         03/01/26                            916,996
  Government National Mortgage Assn.
  1,532,096               7.00                         09/15/23                          1,545,012
    868,700               7.50                         08/20/25                            886,074
  1,914,115               7.50                         07/20/26                          1,952,397
                                                                                      ------------
      Total Mortgage-Backed Pass-Through
       Obligations
       (cost $10,167,777)..........................                                   $ 10,612,199
                                                                                      ------------
                  U.S. GOVERNMENT AGENCY OBLIGATIONS--0.7%
  Federal Home Loan Bank
 $  750,000               6.63%                        08/28/01                       $    767,880
                                                                                      ------------
      Total U.S. Government Agency Obligations
       (cost $695,320).............................                                   $    767,880
                                                                                      ------------
                      U.S. TREASURY OBLIGATIONS--7.1%
  United States Treasury Bonds
 $1,000,000               7.25%                        05/15/16                       $  1,117,030
  2,000,000               7.50                         11/15/16                          2,288,440
  United States Treasury Notes
  2,000,000               5.88                         11/15/05                          1,997,180
  2,000,000               7.00                         07/15/06                          2,145,940
                                                                                      ------------
      Total U.S. Treasury Obligations
       (cost $7,185,328)...........................                                   $  7,548,590
                                                                                      ------------
      Total Fixed Income
       (cost $35,162,640)..........................                                   $ 36,933,912
                                                                                      ------------

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ---------              --------                       --------                       ------------
                         REPURCHASE AGREEMENT--3.5%
  State Street Bank & Trust Company, dated
   10/31/97, repurchase price $3,791,627 (U.S.
   Treasury Note: $3,867,105, 6.375%, 04/30/1999)
 $3,790,000               5.15%                        11/03/97                       $  3,790,000
                                                                                      ------------
      Total Repurchase Agreement
       (cost $3,790,000)...........................                                   $  3,790,000
                                                                                      ------------
      Total Investments
       (cost $89,365,590(b)).......................                                   $106,490,161
                                                                                      ============
---------------------------------------------------------------------------------------------------
 Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost..............................                                   $ 17,791,548
  Gross unrealized loss for investments in which
   cost exceeds value..............................                                       (717,524)
                                                                                      ------------
  Net unrealized gain..............................                                   $ 17,074,024
                                                                                      ============
---------------------------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 *Non-income producing security.
(a)There are common stock rights attached to these securities.
(b)The aggregate cost for federal income tax purposes is $89,416,137.

-------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

ADR--American Depository Receipts
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                             GROWTH AND INCOME FUND
                                OCTOBER 31, 1997


 SHARES                        DESCRIPTION                                         VALUE
 ------                        -----------                                      -----------
                             COMMON STOCKS--93.5%
 AEROSPACE/DEFENSE--2.7%
  8,000              General Dynamics Corp.                                     $   649,500
  6,000              Northrop Grumman Corp.                                         655,500
                                                                                -----------
                                                                                $ 1,305,000
                                                                                -----------
 AUTO PARTS-ORIGINAL EQUIPMENT--0.5%
  4,000              Borg Warner Automotive, Inc.                               $   218,000
                                                                                -----------
 AUTO/VEHICLE--2.7%
 18,000              Ford Motor Co.                                             $   786,375
  8,000              General Motors Corp.                                           513,500
                                                                                -----------
                                                                                $ 1,299,875
                                                                                -----------
 BANKING--1.8%
 12,000              BankAmerica Corp.                                          $   858,000
                                                                                -----------
 BUILDING MATERIALS & CONSTRUCTION--1.8%
 15,000              Centex Corp.                                               $   877,500
                                                                                -----------
 BUSINESS SERVICES--1.9%
  9,000              Arrow Electronics, Inc.*                                   $   255,375
 18,000              Stratus Computer, Inc.*                                        636,750
                                                                                -----------
                                                                                $   892,125
                                                                                -----------
 CHEMICAL PRODUCTS--4.6%
 10,000              BF Goodrich Co.                                            $   445,625
 18,000              Dexter Corp.                                                   706,500
 10,000              Hanna M.A. Co.                                                 257,500
 35,000              Schulman, Inc.                                                 787,500
                                                                                -----------
                                                                                $ 2,197,125
                                                                                -----------
 COMPUTER SERVICES/SOFTWARE--1.4%
 20,000              Sterling Software, Inc.*                                   $   682,500
                                                                                -----------
 DIVERSIFIED MANUFACTURING--1.4%
 16,000              Parker Hannifin Corp.                                      $   669,000
                                                                                -----------
 FINANCIAL SERVICES--15.0%
 16,000              A. G. Edwards, Inc.                                        $   525,000
 17,000              Bankers Trust Corp.                                          2,006,000
 22,000              Bear Stearns Companies, Inc.                                   873,125
 20,000              Equitable Companies, Inc.                                      823,750
  2,500              JP Morgan & Co, Inc.                                           274,375
 18,000              Lehman Brothers Holdings, Inc.                                 847,125

 SHARES                       DESCRIPTION                                 VALUE
 ------                       -----------                              -----------
                          COMMON STOCKS--CONTINUED
 FINANCIAL SERVICES--CONTINUED
 18,000      Morgan Stanley, Dean Witter, Discover and Co.             $   882,000
 12,000      Salomon Brothers, Inc.                                        932,250
                                                                       -----------
                                                                       $ 7,163,625
                                                                       -----------
 INDUSTRIAL MACHINERY--7.2%
 12,500      Caterpillar, Inc.                                         $   640,625
  8,000      Cummins Engine, Inc.                                          487,500
 17,000      Deere & Co.                                                   894,625
 24,000      Ingersoll-Rand Co.                                            934,500
 10,000      Springs Industries, Inc.                                      463,750
                                                                       -----------
                                                                       $ 3,421,000
                                                                       -----------
 INSURANCE SERVICES--13.7%
  6,600      Ace, Ltd.                                                 $   613,387
 10,000      AMBAC Financial Group, Inc.                                   422,500
  4,000      Cigna Corp.                                                   621,000
  7,000      Cincinnati Financial Corp.                                    634,375
 28,000      Conseco, Inc.                                               1,221,500
 10,000      Financial Securities Assurance Holdings, Ltd.                 435,000
  5,000      Lincoln National Corp.                                        343,750
 10,000      MBIA, Inc.(a)                                                 597,500
 10,000      Ohio Casualty Corp.                                           442,500
 10,000      Old Republic International Corp.                              357,500
 11,000      Orion Capital Corp.                                           495,000
  9,000      W.R. Berkley Corp.                                            370,125
                                                                       -----------
                                                                       $ 6,554,137
                                                                       -----------
 INTEGRATED OIL--7.1%
  5,100      Atlantic Richfield Co.                                    $   419,794
 11,000      Chevron Corp.                                                 912,312
  7,000      Imperial Oil, Ltd.                                            435,750
 10,000      Murphy Oil Corp.                                              579,375
  9,000      Phillips Petroleum Co.                                        435,375
 17,000      Ranger Oil, Ltd.                                              146,625
 15,000      YPF Sociedad Anonima ADR                                      480,000
                                                                       -----------
                                                                       $ 3,409,231
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                      GROWTH AND INCOME FUND--(CONTINUED)
                                OCTOBER 31, 1997

 SHARES                        DESCRIPTION                                    VALUE
 ------                        -----------                                  ----------
                          COMMON STOCKS--CONTINUED
 METALS-DIVERSIFIED--1.6%
 10,000          AK Steel Holding Corp.                                     $  421,250
 28,000          LTV Corp.                                                     341,250
                                                                            ----------
                                                                            $  762,500
                                                                            ----------
 OIL & GAS--0.5%
 10,000          Washington Gas Co.                                         $  256,875
                                                                            ----------
 OIL & GAS-PRODUCTION/DISTRIBUTION--5.4%
  7,000          Consolidated Natural Gas Co.                               $  378,438
  8,000          Devon Energy Corp.                                            358,000
 14,000          National Fuel Gas Co.                                         617,750
 13,000          Northwest Natural Gas Co.                                     320,125
 22,500          Peoples Energy Corp.                                          804,375
  2,200          Wicor, Inc.                                                    94,875
                                                                            ----------
                                                                            $2,573,563
                                                                            ----------
 OIL REFINING & MARKETING--0.7%
 21,000          Quaker State Corp.                                         $  325,500
                                                                            ----------
 OIL WELL EQUIPMENT AND SERVICES--2.6%
  7,000          Helmerich & Payne, Inc.                                    $  564,812
 10,000          Seacor Smit, Inc.*                                            651,250
                                                                            ----------
                                                                            $1,216,062
                                                                            ----------
 PAPER/PACKAGING--0.8%
 10,000          Fort James Corp.                                           $  396,875
                                                                            ----------
 PHARMACEUTICALS--1.3%
 40,000          Perrigo Co.*                                               $  615,000
                                                                            ----------
 PUBLISHING--1.2%
 10,000          New York Times Co.                                         $  547,500
                                                                            ----------
 RETAIL TRADE--1.4%
  7,000          Dayton Hudson Corp.                                        $  439,688
  8,000          Great Atlantic & Pacific Tea Co., Inc.                        245,500
                                                                            ----------
                                                                            $  685,188
                                                                            ----------

 SHARES                       DESCRIPTION                                   VALUE
 ------                       -----------                                -----------
                          COMMON STOCKS--CONTINUED
 SEMICONDUCTORS & ELECTRONICS--3.6%
 35,000        National Semiconductor Corp.*                             $ 1,260,000
 15,000        VLSI Technology, Inc.*                                        444,375
                                                                         -----------
                                                                         $ 1,704,375
                                                                         -----------
 TEXTILES--1.9%
 10,000        VF Corp.                                                  $   893,750
                                                                         -----------
 TOBACCO--1.9%
 24,000        Universal Corp.                                           $   922,500
                                                                         -----------
 UTILITIES--8.8%
 14,000        Consolidated Edison Co. of New York, Inc.                 $   479,500
 13,000        Duke Power Co.                                                627,250
 10,000        Florida Progress Corp.(a)                                     325,625
 10,000        FPL Group, Inc.                                               516,875
 11,200        GPU, Inc.                                                     405,300
 10,000        Ipalco Enterprises, Inc.(a)                                   350,000
 15,000        New Century Energies, Inc.                                    626,250
 10,000        Northern States Power Co. Of Minnesota                        503,750
 10,000        Union Electric Co.                                            376,875
                                                                         -----------
                                                                         $ 4,211,425
                                                                         -----------
           Total Common Stocks (cost $41,782,584)........
                                                                         $44,658,231
                                                                         -----------

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE
 ---------              --------                       --------
                        REPURCHASE AGREEMENT--6.3%
 State Street Bank & Trust Company, dated 10/31/97,
  repurchase price $3,018,295 (U.S. Treasury Note:
  $3,079,999, 7.75%, 11/30/1999)
 $3,017,000               5.15%                        11/03/97                       $ 3,017,000
                                                                                      -----------
      Total Repurchase Agreement
       (cost $3,017,000)...........................
                                                                                      $ 3,017,000
                                                                                      -----------
      Total Investments
       (cost $44,799,584(b)).......................
                                                                                      $47,675,231
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                      GROWTH AND INCOME FUND--(CONTINUED)
                                OCTOBER 31, 1997

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for
  investments in which value
  exceeds cost...................................................... $3,553,519
 Gross unrealized loss for
  investments in which cost
  exceeds value.....................................................   (677,872)
                                                                     ----------
 Net unrealized gain................................................ $2,875,647
                                                                     ==========
--------------------------------------------------------------------------------

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 *Non-income producing security.
(a)There are common stock rights attached to these securities.
(b)The cost stated also represents aggregate cost for federal income tax purposes.

--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

ADR--American Depository Receipts
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                  GROWTH FUND
                                OCTOBER 31, 1997

 SHARES             DESCRIPTION                VALUE
 -------            -----------             ------------
                  COMMON STOCKS--93.9%
 ADVERTISING--1.0%
  48,565 Omnicom Group                      $  3,429,903
                                            ------------
 AEROSPACE/DEFENSE--2.3%
  85,000 Lockheed Martin Corp.              $  8,080,313
                                            ------------
 AUTO/VEHICLE--4.6%
 257,000 Chrysler Corp.                     $  9,059,250
 160,000 Ford Motor Co.                        6,990,000
                                            ------------
                                            $ 16,049,250
                                            ------------
 BANKING--6.2%
 102,000 BankAmerica Corp.                  $  7,293,000
 116,000 Northern Trust Corp.                  6,786,000
 236,000 Norwest Corp.                         7,566,750
                                            ------------
                                            $ 21,645,750
                                            ------------
 BUSINESS SERVICES--3.2%
 246,400 Reynolds & Reynolds Co.            $  4,219,600
  88,600 Robert Half International, Inc.*      3,627,063
  77,205 Tech Data Corp.*                      3,435,623
                                            ------------
                                            $ 11,282,286
                                            ------------
 CHEMICAL PRODUCTS--1.6%
 100,000 Du Pont (E.I.) de Nemours & Co.    $  5,687,500
                                            ------------
 COMPUTER SERVICES/SOFTWARE--3.2%
 122,500 Compaq Computer Corp.*             $  7,809,375
  25,500 Microsoft Corp.*                      3,315,000
                                            ------------
                                            $ 11,124,375
                                            ------------
 DIVERSIFIED MANUFACTURING--12.4%
 256,500 Allied Signal, Inc.                $  9,234,000
  87,000 Dover Corp.                           5,872,500
 100,000 Federal Signal Corp.                  2,418,750
 200,000 General Electric Co.                 12,912,500
 262,500 Illinois Tool Works, Inc.            12,911,719
                                            ------------
                                            $ 43,349,469
                                            ------------
 ELECTRICAL SERVICES--1.7%
 163,000 Union Electric Co.                 $  6,143,063
                                            ------------

 SHARES                   DESCRIPTION                       VALUE
 -------                  -----------                    ------------
                      COMMON STOCKS--CONTINUED
 FINANCIAL SERVICES--14.3%
 142,800 Federal National Mortgage Association           $  6,916,875
 115,600 Franklin Resources, Inc.                          10,389,550
 102,500 Green Tree Financial Corp.                         4,317,812
 109,000 Merrill Lynch & Co.                                7,371,125
  98,000 Morgan Stanley, Dean Witter, Discover and Co.      4,802,000
  52,400 SLM Holding Corp.                                  7,355,650
 125,000 Travelers Group, Inc.                              8,750,000
                                                         ------------
                                                         $ 49,903,012
                                                         ------------
 HEALTH & MEDICAL SERVICES--1.7%
 108,500 Lincare Holdings, Inc.*                         $  5,818,313
                                                         ------------
 HEALTH/PERSONAL CARE--1.0%
  39,600 Gillette Co.                                    $  3,526,875
                                                         ------------
 HOUSEHOLD DURABLES--1.9%
 158,000 Leggett & Platt, Inc.                           $  6,596,500
                                                         ------------
 INDUSTRIAL MACHINERY--3.5%
 170,000 Caterpillar, Inc.                               $  8,712,500
  65,600 Deere & Co.                                        3,452,200
                                                         ------------
                                                         $ 12,164,700
                                                         ------------
 INSURANCE SERVICES--3.8%
 145,000 Conseco, Inc.                                   $  6,325,625
 190,500 SunAmerica, Inc.                                   6,846,094
                                                         ------------
                                                         $ 13,171,719
                                                         ------------
 INTEGRATED OIL--3.4%
 165,200 Mobil Corp.                                     $ 12,028,625
                                                         ------------
 OIL & GAS-PRODUCTION/DISTRIBUTION--2.9%
 195,000 Royal Dutch Petroleum ADR                       $ 10,261,875
                                                         ------------
 PHARMACEUTICALS--6.2%
 107,000 Abbott Laboratories                             $  6,560,437
 126,600 Johnson & Johnson                                  7,263,675
  89,000 Merck & Co.                                        7,943,250
                                                         ------------
                                                         $ 21,767,362
                                                         ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            GROWTH FUND--(CONTINUED)
                                OCTOBER 31, 1997

 SHARES          DESCRIPTION             VALUE
 -------         -----------          ------------
             COMMON STOCKS--CONTINUED
 PUBLISHING--1.4%
 156,000 Equifax, Inc.                $  4,845,750
                                      ------------
 RETAIL TRADE--7.5%
 180,500 Consolidated Stores Corp.*   $  7,197,437
 160,000 Gap, Inc.                       8,510,000
 235,000 TJX Companies, Inc.             6,961,875
 121,600 Walgreen Co.                    3,420,000
                                      ------------
                                      $ 26,089,312
                                      ------------
 SEMICONDUCTORS & ELECTRONICS--8.2%
 147,000 Adaptec, Inc.*               $  7,120,312
  94,000 Intel Corp.                     7,238,000
  75,000 Linear Technology Corp.         4,715,625
  60,000 Texas Instruments, Inc.         6,401,250
  90,400 Xilinx, Inc.*                   3,084,900
                                      ------------
                                      $ 28,560,087
                                      ------------
 TEXTILES--1.9%
 133,300 Jones Apparel Group, Inc.*   $  6,781,637
                                      ------------
           Total Common Stocks
            (cost $237,369,485).....  $328,307,676
                                      ------------

 PRINCIPAL              INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE
-----------             --------                       --------
                        REPURCHASE AGREEMENT--5.7%
State Street Bank & Trust Company, dated 10/31/97,
 repurchase price $19,885,531 (U.S. Treasury Note:
 $20,275,829, 6.25%, 07/31/1998)
$19,877,000               5.15%                        11/03/97                       $ 19,877,000
                                                                                      ------------
           Total Repurchase
            Agreement
            (cost $19,877,000)....................................................    $ 19,877,000
                                                                                      ------------
           Total Investments
            (cost $257,246,485(b))................................................    $348,184,676
                                                                                      ============

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost............................................................ $92,804,715
 Gross unrealized loss for investments in which cost exceeds value...........................................................  (1,866,524)
                                                                   -----------
 Net unrealized gain.............................................. $90,938,191
                                                                   ===========

--------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

*Non-income producing security.
(a) There are common stock rights attached to these securities.
(b) The cost stated also represents aggregate cost for federal income tax purposes.
--------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS:

ADR--American Depository Receipts

--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                                  MIDCAP FUND
                                OCTOBER 31, 1997

 SHARES                       DESCRIPTION                                       VALUE
 ------                       -----------                                    ------------
                             COMMON STOCKS--98.8%
 ADVERTISING--2.3%
 18,400            Omnicom Group                                             $  1,299,500
 28,100            WPP Group PLC ADR                                            1,296,112
                                                                             ------------
                                                                             $  2,595,612
                                                                             ------------
 AEROSPACE/DEFENSE--1.2%
 50,600            Tracor, Inc.*                                             $  1,353,550
                                                                             ------------
 AIRLINES--1.5%
 51,000            Southwest Airlines Co.                                    $  1,663,875
                                                                             ------------
 BANKING--1.3%
 29,700            Star Banc Corp.                                           $  1,457,156
                                                                             ------------
 BIOTECHNOLOGY--1.6%
 36,200            Elan Corp. PLC ADR*                                       $  1,805,475
                                                                             ------------
 BUILDING MATERIALS & CONSTRUCTION--1.4%
 28,700            Southdown, Inc.                                           $  1,589,262
                                                                             ------------
 BUSINESS SERVICES--4.1%
 25,300            Devry, Inc.*                                              $    667,287
 21,600            National Data Corp.                                            797,850
 35,950            Paychex, Inc.                                                1,370,594
 51,300            Personnel Group of America, Inc.*                            1,779,469
                                                                             ------------
                                                                             $  4,615,200
                                                                             ------------
 CHEMICAL PRODUCTS--1.3%
 39,250            OM Group, Inc.                                            $  1,481,687
                                                                             ------------
 COMPUTER SERVICES/SOFTWARE--9.1%
 24,000            BMC Software, Inc.*                                       $  1,449,000
 28,000            Cadence Design Systems, Inc.*                                1,491,000
 22,300            Compuware Corp.*                                             1,474,587
 17,450            McAfee Associates, Inc.*                                       868,137
 25,600            Peoplesoft, Inc.*                                            1,609,600
 33,540            SunGuard Data Systems, Inc.*                                   792,382
 51,500            Symantec Corp.*                                              1,126,562
 40,800            Visio Corp.*                                                 1,517,250
                                                                             ------------
                                                                             $ 10,328,518
                                                                             ------------

 SHARES                       DESCRIPTION                                     VALUE
 ------                       -----------                                  ------------
                           COMMON STOCKS--CONTINUED
 DIVERSIFIED MANUFACTURING--3.8%
 26,300          Danaher Corp.                                             $  1,441,568
 31,200          Helix Technology Corp.                                       1,404,000
 25,000          Precision Castparts Corp.(a)                                 1,470,313
                                                                           ------------
                                                                           $  4,315,881
                                                                           ------------
 ELECTRONICS & OTHER ELECTRICAL
   EQUIPMENT--2.7%
 58,600          Avid Technology, Inc.*                                    $  1,673,762
 33,100          Symbol Technologies, Inc.                                    1,315,725
                                                                           ------------
                                                                           $  2,989,487
                                                                           ------------
 FINANCIAL SERVICES--10.0%
 48,600          A. G. Edwards, Inc.                                       $  1,594,687
 26,100          Bear Stearns Companies, Inc.                                 1,035,844
 37,200          DST Systems, Inc.*                                           1,313,625
 19,800          Franklin Resources, Inc.                                     1,779,525
 32,000          Lehman Brothers Holdings, Inc.                               1,506,000
 23,900          Provident Financial Group, Inc.                              1,099,400
 62,400          Synovus Financial Corp.                                      1,357,200
 28,800          TCF Financial Corp.                                          1,638,000
                                                                           ------------
                                                                           $ 11,324,281
                                                                           ------------
 HEALTH & MEDICAL SERVICES--6.4%
 20,300          Cardinal Health, Inc.                                     $  1,507,275
 51,900          Health Management Assn.*                                     1,265,062
 30,000          Lincare Holdings, Inc.*                                      1,608,750
 15,900          McKesson Corp.                                               1,706,269
 25,800          Pediatrix Medical Group, Inc.*                               1,090,050
                                                                           ------------
                                                                           $  7,177,406
                                                                           ------------
 HOTELS & RESTAURANTS--1.2%
 32,800          Doubletree Corp.*                                         $  1,365,300
                                                                           ------------
 HOUSEHOLD DURABLES--1.2%
 83,600          Furniture Brands International, Inc.*                     $  1,400,300
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            MIDCAP FUND--(CONTINUED)
                                OCTOBER 31, 1997


 SHARES                       DESCRIPTION                                   VALUE
 ------                       -----------                                ------------
                          COMMON STOCKS--CONTINUED
 INDUSTRIAL MACHINERY--5.2%
 46,900         Agco Corp.                                               $  1,360,100
 25,400         Cummins Engine, Inc.                                        1,547,812
 35,150         Lindsay Manufacturing Co.                                   1,524,631
 29,000         Sealed Air Corp.*                                           1,495,312
                                                                         ------------
                                                                         $  5,927,855
                                                                         ------------
 INSURANCE SERVICES--8.0%
 34,000         Allied Group, Inc.                                       $  1,606,500
 44,400         American Bankers Insurance Group, Inc.                      1,659,450
 34,950         Orion Capital Corp.                                         1,572,750
 30,000         Protective Life Corp.(a)                                    1,586,250
 33,000         SunAmerica, Inc.                                            1,185,938
 21,000         Transatlantic Holdings, Inc.                                1,452,938
                                                                         ------------
                                                                         $  9,063,826
                                                                         ------------
 MEDIA/ENTERTAINMENT--1.7%
 18,200         HBO & Co.                                                $    791,700
 46,600         Speedway Motorsports, Inc.*                                 1,115,488
                                                                         ------------
                                                                         $  1,907,188
                                                                         ------------
 MEDICAL/BIOTECHNOLOGY--5.0%
 51,200         Dentsply International, Inc.                             $  1,452,800
 27,600         Guidant Corp.                                               1,587,000
 24,900         Safeskin Corp.*                                             1,129,838
 36,900         Sybron International Corp.                                  1,480,613
                                                                         ------------
                                                                         $  5,650,251
                                                                         ------------
 METALS-DIVERSIFIED--1.1%
 62,900         Tubos de Acero de Mexico SA ADR                          $  1,269,794
                                                                         ------------
 OFFICE EQUIPMENT & SUPPLIES--1.4%
 52,700         Lexmark International Group, Inc.*                       $  1,610,644
                                                                         ------------
 OIL & GAS-PRODUCTION/DISTRIBUTION--2.8%
 27,200         Devon Energy Corp.                                       $  1,217,200
 45,500         Newpark Resources, Inc.*                                    1,888,250
                                                                         ------------
                                                                         $  3,105,450
                                                                         ------------

 SHARES                       DESCRIPTION                                      VALUE
 ------                       -----------                                   ------------
                          COMMON STOCKS--CONTINUED
 OIL WELL EQUIPMENT & SERVICES--5.0%
 21,000            BJ Services Co.*                                         $  1,779,750
 45,400            Ensco International, Inc.                                   1,909,638
 46,400            Nabors Industries, Inc.*                                    1,908,200
                                                                            ------------
                                                                            $  5,597,588
                                                                            ------------
 PUBLISHING--0.5%
 10,600            New York Times Co.                                       $    576,280
                                                                            ------------
 RETAIL TRADE--7.1%
 62,400            Arbor Drugs, Inc.                                        $  1,669,200
 45,000            Bed Bath & Beyond, Inc.*                                    1,428,750
 44,100            Central Garden & Pet Co.*                                   1,157,625
 48,800            Paul Harris Stores, Inc.*                                     896,700
 51,800            Stein Mart, Inc.                                            1,515,150
 45,300            TJX Companies, Inc.                                         1,342,013
                                                                            ------------
                                                                            $  8,009,438
                                                                            ------------
 SEMICONDUCTORS & ELECTRONICS--6.7%
 30,400            Adaptec, Inc.*                                           $  1,472,500
 37,800            Berg Electronics Corp.*                                       883,575
 32,100            C&D Technologies                                            1,412,400
 26,000            Lattice Semiconductor Corp.*                                1,301,625
 25,200            Maxim Integrated Products, Inc.*                            1,669,500
 36,000            Sandisk Corp.*                                                859,500
                                                                            ------------
                                                                            $  7,599,100
                                                                            ------------
 TEXTILES--2.1%
 22,700            Jones Apparel Group, Inc.*                               $  1,154,863
 45,900            Nautica Enterprises, Inc.*                                  1,222,088
                                                                            ------------
                                                                            $  2,376,951
                                                                            ------------
 TRANSPORTATION/STORAGE--3.1%
 47,350            Air Express International Corp.                          $  1,450,094
 31,800            Tidewater, Inc.(a)                                          2,088,863
                                                                            ------------
                                                                            $  3,538,957
                                                                            ------------
           Total Common Stocks (cost $89,448,877)...
                                                                            $111,696,312
                                                                            ------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                            MIDCAP FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       ------------
                         REPURCHASE AGREEMENT--1.4%
 State Street Bank & Trust Company, dated 10/31/97,
  repurchase price $1,584,680 (U.S. Treasury Note:
  $295,599, 5.875%, 04/30/1998; $1,324,445, 6.00%,
  8/15/2000)
 $1,584,000               5.15%                        11/03/97                       $  1,584,000
                                                                                      ------------
      Total Repurchase Agreement
       (cost $1,584,000)...........................
                                                                                      $  1,584,000
                                                                                      ------------
      Total Investments
       (cost $91,032,877(b)).......................
                                                                                      $113,280,312
                                                                                      ============
---------------------------------------------------------------------------------------------------
 Federal Income Tax Information:
  Gross unrealized gain for
   investments in which value
   exceeds cost....................................                                   $ 24,604,386
  Gross unrealized loss for
   investments in which cost
   exceeds value...................................                                     (2,356,951)
                                                                                      ------------
  Net unrealized gain..............................                                   $ 22,247,435
                                                                                      ============
---------------------------------------------------------------------------------------------------

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 *Non-income producing security.
(a)There are common stock rights attached to these securities.
(b)The cost stated also represents aggregate cost for federal income tax purposes.

--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

ADR--American Depository Receipts
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                           INTERNATIONAL EQUITY FUND
                                OCTOBER 31, 1997


   SHARES                        DESCRIPTION                            VALUE
 ----------                      -----------                         -----------
                             COMMON STOCKS--94.4%
 ARGENTINE PESO--0.9%
      2,919 Banco de Galicia Buenos Aires SA ADR (Financial
             Services)                                               $    70,740
      2,614 Banco Frances del Rio de la Plata ADR (Financial
             Services)                                                    64,370
     20,767 Perez Compac SA (Diversified Industrial Manufacturing)       130,080
      2,230 Telecom Argentina (Utilities)                                 11,157
        960 Telecom Argentina ADR (Utilities)                             24,300
      4,760 Telefonica de Argentina ADR (Utilities)                      133,875
      9,387 YPF Sociedad Anonima ADR (Oil & Gas)                         300,384
                                                                     -----------
                                                                     $   734,906
                                                                     -----------
 AUSTRALIAN DOLLAR--2.0%
      8,000 Australia & New Zealand Bank Group (Financial
             Services)                                               $    55,810
     20,150 Australian Gas Light Co. (Utilities)                         134,620
     16,000 Boral, Ltd. (Building Materials & Construction)               42,082
      2,000 Brambles Industries, Ltd. (Transportation/Storage)            38,454
     17,494 Broken Hill Proprietary Co. (Mining--Metals/Minerals)        173,467
     16,700 Commonwealth Instalments Receipt (Financial Services)        123,432
        537 Commonwealth Bank of Australia (Financial Services)            6,171
     36,000 Fosters Brewing Group (Beverages/Tobacco)                     68,356
     32,000 John Fairfax Holdings (Publishing)                            70,663
      5,101 Lend Lease Corp. (Building Materials & Construction)         104,462

   SHARES                      DESCRIPTION                         VALUE
 ----------                    -----------                      -----------
                         COMMON STOCKS--CONTINUED
 AUSTRALIAN DOLLAR--CONTINUED
      5,189 National Australia Bank (Financial Services)        $    70,976
     26,502 News Corp., Ltd. (Broadcast Media)                      126,922
      8,969 News Corporation, Ltd. (Broadcast Media)                 39,800
     18,000 Publishing & Broadcasting, Ltd. (Broadcast Media)       104,433
     10,342 St. George Bank, Ltd. (Financial Services)               62,650
     19,000 Tab Corp. Holdings, Ltd. (Recreational Services)         87,119
     11,500 Western Mining Corp. Holdings, Ltd. (Mining--
             Metals/Minerals)                                        40,841
     16,000 Westpac Banking Corp. (Financial Services)               93,167
     15,000 Woodside Petroleum, Ltd. (Oil & Gas)                    126,691
                                                                -----------
                                                                $ 1,570,116
                                                                -----------
 BELGIAN FRANC--1.3%
        585 Dexia (Financial Services)                          $    63,920
        368 Generale Banque (Financial Services)                    150,527
         33 Generale De Banque (Financial Services)                      14
      1,560 Kredietbank (Financial Services)                        654,576
         39 UCB (Chemical Products)                                 134,759
                                                                -----------
                                                                $ 1,003,796
                                                                -----------
 BRAZILIAN REAL--3.1%
 13,550,488 Banco Bradesco SA (Financial Services)              $   100,788
    135,623 Brahma (Food/Grocery Products)                           84,884
    130,400 Brasmotor SA (Automobiles & Automobile Parts)            18,334

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997


   SHARES                       DESCRIPTION                           VALUE
 ----------                     -----------                        -----------
                          COMMON STOCKS--CONTINUED
 BRAZILIAN REAL--CONTINUED
  2,092,000 Cemig - CIA Energetica Minas Gerais (Electrical
             Services)                                             $    83,494
        500 Cemig - CIA Energetica Minas Gerais ADR+ (Utilities)        19,960
      4,947 Cemig - CIA Energetica Minas Gerais ADR
             (Non-Voting) (Utilities)                                  196,643
    118,176 Cim Port Itau (Cia) (Utilities)                             30,336
      2,070 Companhia Brasileira* (Utilities)                           39,430
  2,159,736 Companhia Siderurgica Nacional (Mining-
             Metals/Minerals)                                           78,361
     94,000 Coteminas (Textiles)                                        34,950
      4,285 Electrobas-Centrais Eletricas Brasileiras ADR
             (Utilities)                                                90,368
     94,000 ENCORPAR* (Diversified Manufacturing)                            0
    137,000 Itaubanco (Financial Services)                              55,300
  1,352,000 Lojas Americanas SA
             (Retail Trade)                                             11,037
    605,000 Petroleo Brasileiros - Petrobras (Oil & Gas)               112,499
    310,959 Telecom de Rio de Janeiro Telerj (Utilities)                29,616
     10,103 Telecomunicacoes Brasileiras ADR (Utilities)             1,022,297
     10,779 Telecomunicacoes do Rio de Janeiro Telerj SA
             (Utilities)                                                   147
    307,770 Telemig - Telec de Minas Gerais SA (Utilities)              38,525
    842,766 Telesp (Utilities)                                         220,161
     25,739 Telesp - Rights* (Utilities)                                     1
      9,813 Uniao Siderurgicas de Minas (Financial Services)                71
  2,700,000 Unibanco Uniao de Bancos Brasileirs* (Financial
             Services)                                                  68,526

   SHARES                        DESCRIPTION                          VALUE
 ----------                      -----------                       -----------
                           COMMON STOCKS--CONTINUED
 BRAZILIAN REAL--CONTINUED
      8,530 Usinas Siderurgicas de Minas ADR (Building Materials
             & Construction)                                       $    63,833
     11,587 White Martins SA (Chemical Products)                        19,444
                                                                   -----------
                                                                   $ 2,419,005
                                                                   -----------
 BRITISH POUND STERLING--18.0%
     25,000 Abbey National (Financial Services)                    $   397,627
     25,800 Argos (Retail Trade)                                       274,866
     76,000 Asda Group (Retail Trade)                                  197,639
     34,000 BG (Energy)                                                149,454
     23,000 British Petroleum (Oil & Gas)                              338,033
     56,000 Cable & Wireless (Utilities)                               447,221
     42,744 Cadbury Schweppes (Food/Grocery Products)                  430,283
     64,600 Caradon (Building Materials & Construction)                205,927
     19,000 Centrica* (Energy)                                          26,697
     17,000 Compass Group (Recreational Services)                      179,687
     21,000 Electrocomponents (Electronics & Other Electrical
             Equipment)                                                163,832
      3,000 GKN (Automobiles & Automobile Parts)                        67,295
     46,000 Glaxo Wellcome (Health/Personal Care)                      986,316
     74,000 Grand Metropolitan (Beverages/Tobacco)                     667,946
     60,000 Guinness (Beverages/Tobacco)                               536,545
      4,000 Heywood Williams Group (Building Materials &
             Construction)                                              16,106
     15,000 Hillsdown Holdings (Food/Grocery Products)                  42,279
     67,000 Kingfisher (Retail Trade)                                  964,472
     38,000 Ladbroke Group (Recreational Services)                     170,225

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                      DESCRIPTION                          VALUE
 ----------                    -----------                       -----------
                         COMMON STOCKS--CONTINUED
 BRITISH POUND STERLING--CONTINUED
     11,000 Laing (John) (Building Materials & Construction)     $    68,284
    104,400 National Westminster Bank (Financial Services)         1,501,097
     35,500 Rank Organisation (Recreational Services)                198,335
    100,000 Reed International (Publishing)                          989,034
     11,000 Rolls-Royce (Aerospace/Defense)                           39,494
     30,000 RTZ Corp. (Mining -  Metals/Minerals)                    386,554
     48,000 Safeway (Retail Trade)                                   312,666
      9,000 Sears Holdings (Retail Trade)                              8,909
    162,500 Shell Transport & Trading Co. (Oil & Gas)              1,152,563
     35,000 Smith (David S.) Holdings (Textiles)                     133,885
    133,800 Smithkline Beecham (Medical Products and Supplies)     1,268,329
     30,000 T & N (Automobiles & Automobile Parts)                   126,649
     47,000 Tesco (Retail Trade)                                     376,332
    121,500 Tomkins (Diversified Industrial Manufacturing)           623,771
     51,000 United News & Media (Broadcast Media)                    641,740
                                                                 -----------
                                                                 $14,090,092
                                                                 -----------
 CANADIAN DOLLAR--0.3%
      4,570 Alcan Aluminum, Ltd.
             (Mining - Metals/Minerals)                          $   129,705
      1,950 Royal Bank of Canada (Financial Services)                104,463
                                                                 -----------
                                                                 $   234,168
                                                                 -----------
 CHILEAN PESO--0.5%
        590 Cervecerias Unidas (CCU) ADR (Beverages/Tobacco)     $    14,381
      2,440 Chilectra SA ADR+ (Utilities)                             65,915
        996 Chilgener SA ADR (Utilities)                              27,141

   SHARES                        DESCRIPTION                           VALUE
 ----------                      -----------                        -----------
                           COMMON STOCKS--CONTINUED
 CHILEAN PESO--CONTINUED
      2,559 Cia de Telecomunicaciones Chile (Utilities)             $    71,012
      3,576 Empresa Nacional de Electricidad SA ADR (Utilities)          71,967
      2,225 Enersis SA ADR (Utilities)                                   73,425
      1,160 Genesis Chile Fund (Financial Services)                      53,360
      1,151 Santa Isabel (Retail Trade)                                  21,294
                                                                    -----------
                                                                    $   398,495
                                                                    -----------
 CHINESE YUAN--0.2%
      6,900 Huaneng Power International, Inc. ADR* (Energy)         $   151,800
                                                                    -----------
 CZECH KORUNA--0.0%
        190 SPT Telecom (Utilities)                                 $    21,903
                                                                    -----------
 DANISH KRONE--0.3%
      1,105 Den Danske Bank AB (Financial Services)                 $   124,764
        290 Teledanmark (Utilities)                                      17,035
      1,250 Unidanmark (Financial Services)                              84,490
                                                                    -----------
                                                                    $   226,289
                                                                    -----------
 DEUTSCHEMARK--4.9%
      1,860 Allianz AG Holdings (Insurance Services)                $   414,340
      7,289 Bayer AG (Chemical Products)                                255,821
      4,288 Bayerische Hypo Und Wechsel Bank (Financial Services)       177,858
      1,499 Bayerische Vereinsbank (Financial Services)                  86,959
      1,500 Bilfinger & Berger Bauag (Building Materials &
             Construction)                                               53,864
        102 Buderus AG (Industrial Machinery)                            49,467
      2,330 Commerzbank AG (Financial Services)                          79,072

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                        DESCRIPTION                           VALUE
 ----------                      -----------                        -----------
                           COMMON STOCKS--CONTINUED
 DEUTSCHEMARK--CONTINUED
      6,416 Deutsche Bank AG (Financial Services)                   $   419,843
      8,301 Deutsche Telekom AG (Utilities)                             155,541
        464 Fielmann AG (Health/Personal Care)                           10,902
        420 Fresenius AG (Health & Medical Services)                     70,902
      7,431 Gehe AG (Health/Personal Care)                              387,974
      2,560 Hoechst AG (Chemical Products)                               97,422
        200 Hornbach Baumarkt (Retail Trade)                              5,929
        630 Hornbach Holdings AG (Retail Trade)                          42,395
        262 Mannesmann AG (Engineering)                                 110,649
      1,322 Rhoen-Klinikum AG (Health/Personal Care)                    126,540
      1,190 Sap AG (Computer Services/Software)                         341,371
      5,022 Siemens AG (Electronics & Other Electrical Equipment)       309,104
      9,508 Veba AG (Utilities)                                         530,061
        130 Veba AG - Warrants* (Utilities)                              43,741
        166 Volkswagen AG (Automobiles & Automobile Parts)               98,129
                                                                    -----------
                                                                    $ 3,867,884
                                                                    -----------
 FINNISH MARKKA--0.3%
      2,590 Nokia (AB) OY (Electronics & Other Electrical
             Equipment)                                             $   226,295
                                                                    -----------
 FRENCH FRANC--8.0%
        425 Accor (Recreational Services)                           $    79,131
      2,830 Alcatel Alsthom (Cie Gen El) (Electronics & Other
             Electrical Equipment)                                      341,469
      2,050 Assurances Generales de France (Insurance Services)         107,862

  SHARES          DESCRIPTION            VALUE
 ---------        -----------         -----------
            COMMON STOCKS--CONTINUED
 FRENCH FRANC--CONTINUED
     3,237 Axa (Diversified Holding
            Companies)                $   221,664
       580 Canal Plus (Broadcast
            Media)                        100,953
       409 Carrefour (Retail Trade)       213,425
       580 CLF Dexia France
            (Financial Services)           58,219
     1,645 Credit Commercial de
            France (Financial
            Services)                      93,197
       455 Credit Local de France
            (Financial Services)           45,672
       268 Credit Local de France
            (Financial Services)           26,901
       510 Danone (Food/Grocery
            Products)                      77,982
     7,720 Eaux (Cie Generale Des)
            (Utilities)                   900,717
     2,730 Elf Aquitaine (Energy)         337,922
       490 GTM Entrepose (Building
            Materials &
            Construction)                  30,581
       697 Guilbert SA (Business
            Services)                      90,988
       410 Havas SA (Broadcast
            Media)                         27,010
       205 L'Oreal (Health/Personal
            Care)                          72,642
     1,790 Lapeyre (Building
            Materials &
            Construction)                 104,578
       665 Legrand (Electronics &
            Other Electrical
            Equipment)                    123,817
     1,177 LVMH Moet-Hennessy Louis
            Vuitton
            (Beverages/Tobacco)           199,967
       360 Pathe (Broadcast Media)         64,595
     1,376 Pinault Printemps
            Redoute (Retail Trade)        629,288
       780 Primagaz (Cie Des Gaz
            Petrole) (Oil & Gas)           58,146
     1,720 Saint Gobain (Chemical
            Products)                     246,896
     3,987 Sanofi (Health/Personal
            Care)                         378,776
     5,914 Schneider SA
            (Electronics & Other
            Electrical Equipment)         315,782
     1,464 Societe Generale
            (Financial Services)          200,504

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                        DESCRIPTION                          VALUE
 ----------                      -----------                       -----------
                           COMMON STOCKS--CONTINUED
 FRENCH FRANC--CONTINUED
        416 Sodexho (Food/Grocery Products)                        $   207,486
      1,410 Television Francaise (Broadcast Media)                     131,265
      7,074 Total (Oil & Gas)                                          784,876
                                                                   -----------
                                                                   $ 6,272,311
                                                                   -----------
 HONG KONG DOLLAR--2.5%
     14,000 China Light & Power, Ltd. (Electrical Services)        $    73,699
     39,000 Dao Heng Bank Group (Financial Services)                    89,789
    136,573 First Pacific Co. (Financial Services)                      86,114
     51,000 Guoco Group (Financial Services)                           111,479
     16,000 Henderson Land Development Co. (Recreational
             Services)                                                  88,573
    101,380 Hong Kong Land Holdings (Real Estate)                      231,146
     69,000 Hutchison Whampoa (Diversified Holding Companies)          477,462
     95,262 New World Development Co. (Real Estate)                    335,139
     10,000 Sun Hung Kai Properties Co. (Real Estate)                   73,724
     35,000 Swire Pacific Ltd. A Shares (Transportation/Storage)       186,962
     83,000 Wharf Holdings (Diversified Holding Companies)             169,618
                                                                   -----------
                                                                   $ 1,923,705
                                                                   -----------
 ITALIAN LIRA--3.3%
      4,000 Assicurazioni Generali Spa (Insurance Services)        $    89,427
     15,000 Banca Commercial Italiana (Financial Services)              40,933
     13,756 Banca Fideuram (Financial Services)                         52,408

   SHARES                        DESCRIPTION                          VALUE
 ----------                      -----------                       -----------
                           COMMON STOCKS--CONTINUED
 ITALIAN LIRA--CONTINUED
    128,094 Credito Italiano Spa (Financial Services)              $   341,609
     85,309 Ente Nazionale Idrocarburi (Oil & Gas)                     479,706
      2,372 Gucci Group NV (Textiles)                                   86,282
     18,840 IMI Spa (Financial Services)                               168,481
      3,226 Industrie Natuzzi Spa ADR (Household Durables)              72,182
     12,000 Italgas (Societa Italiana Il Gas) Spa (Utilities)           42,705
      8,605 Mediolanum (Insurance Services)                            144,348
      3,000 Rinascente (Retail Trade)                                   22,239
    147,443 Telecom Italia Mobile (Telecommunications)                 546,924
     15,887 Telecom Italia Mobile (Di Risp Shares) (Utilities)          32,468
     78,341 Telecom Italia Spa* (Utilities)                            490,959
                                                                   -----------
                                                                   $ 2,610,671
                                                                   -----------
 JAPANESE YEN--20.9%
      1,210 Advantest (Electronics & Other Electrical Equipment)   $   100,037
     12,000 Alps Electric Co. (Electronics & Other Electrical
             Equipment)                                                134,607
     21,000 Amada Co, Ltd. (Industrial Machinery)                      111,674
     39,000 Canon, Inc. (Electronics & Other Electrical
             Equipment)                                                946,240
     10,000 Citizen Watch Co. (Electronics & Other Electrical
             Equipment)                                                 63,814
     18,000 Dai Nippon Screen Manufacturing (Electronics & Other
             Electrical Equipment)                                     145,974
      3,000 Daifuku Co., Ltd. (Industrial Machinery)                    22,484
     21,000 Daiichi Pharmaceutical Co. (Health/Personal Care)          298,380

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                        DESCRIPTION                            VALUE
 ----------                      -----------                         -----------
                           COMMON STOCKS--CONTINUED
 JAPANESE YEN--CONTINUED
     27,000 Daiwa House Industry Co. (Building Materials &
             Construction)                                           $   260,241
         39 DDI Corp. (Utilities)                                        130,270
         62 East Japan Railway (Transportation/Storage)                  301,371
      5,100 Fanuc Co., Ltd. (Electronics & Other Electrical
             Equipment)                                                  205,949
     39,000 Hitachi (Electronics & Other Electrical Equipment)           299,751
     22,000 Hitachi Zosen Corp. (Engineering)                             48,442
      2,000 Honda Motor Co., Ltd. (Automobiles & Automobile Parts)        67,304
      7,000 Inax Corp. (Building Materials & Construction)                30,478
      6,000 Ishihara Sangyo Kaisha (Chemical Products)                    12,314
      9,000 Ito-Yokado Co. (Retail Trade)                                447,196
     17,000 Kao Corp. (Cosmetics)                                        237,308
     10,000 Kokuyo Co., Ltd. (Computers/Communication)                   235,978
     22,000 Komatsu, Ltd. (Industrial Machinery)                         117,541
      8,000 Komori Corp. (Industrial Machinery)                          146,240
     14,000 Kumagai Gumi Co. (Building Materials & Construction)          13,727
     24,000 Kuraray Co. (Chemical Products)                              215,372
     11,000 Kyocera Corp. (Electronics & Other Electrical
             Equipment)                                                  629,747
     12,000 Makita Corp. (Industrial Machinery)                          168,509
     24,000 Marui Co., Ltd. (Retail Trade)                               404,819
     38,000 Matsushita Electric Industrial Co. (Electronics &
             Other Electrical Equipment)                                 637,811

   SHARES                        DESCRIPTION                            VALUE
 ----------                      -----------                         -----------
                           COMMON STOCKS--CONTINUED
 JAPANESE YEN--CONTINUED
     20,000 Mitsubishi Corp. (Wholesale Trade)                       $   171,167
     98,000 Mitsubishi Heavy Industries Ltd. (Industrial
             Machinery)                                                  481,246
      9,000 Mitsubishi Paper Mills, Ltd. (Paper & Forest Products)        23,855
      6,000 Mitsui Chemical, Ltd. (Energy)                                19,942
     56,000 Mitsui Fudosan Co. (Real Estate)                             632,821
     11,000 Murata Manufacturing Co. (Electronics & Other
             Electrical Equipment)                                       446,032
      4,000 National House Industrial (Building Materials &
             Construction)                                                43,540
     59,000 NEC Corp. (Electronics & Other Electrical Equipment)         647,113
      4,000 Nippon Hodo (Building Materials & Construction)               23,565
    145,000 Nippon Steel Corp. (Mining -  Metals/Minerals)               298,795
         23 Nippon Telephone & Telegraph Corp. (Utilities)               194,931
     33,000 Nippondenso Co. (Transportation/Storage)                     712,921
     36,000 Nomura Securities Co., Ltd. (Financial Services)             418,779
     12,000 Pioneer Electronic Corp. (Household Durables)                197,424
      2,000 Sangetsu Co., Ltd. (Building Materials & Construction)        32,405
     23,000 Sankyo Co. (Health/Personal Care)                            758,704
      2,700 SEGA Enterprises (Diversified Industrial
             Manufacturing)                                               66,406
     30,000 Sekisui Chemical Co., Ltd. (Building Materials &
             Construction)                                               236,061
     16,000 Sekisui House (Building Materials & Construction)            136,934

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                        DESCRIPTION                            VALUE
 ----------                      -----------                         -----------
                           COMMON STOCKS--CONTINUED
 JAPANESE YEN--CONTINUED
      3,000 Seven Eleven Japan Co., Ltd. (Retail Trade)              $   224,346
     33,000 Sharp Corp. (Household Durables)                             256,377
     16,000 Shinetsu Chemical Co., Ltd. (Chemical Products)              390,860
      4,000 Shiseido Co. (Health/Personal Care)                           54,508
      9,000 Sony Corp. (Household Durables)                              747,071
     39,000 Sumitomo Corp. (Wholesale Trade)                             278,687
     48,000 Sumitomo Electric Industries, Ltd. (Electronics &
             Other Electrical Equipment)                                 634,150
     13,000 Sumitomo Forestry Co., Ltd. (Paper & Forest Products)         93,976
      9,000 TDK Corp. (Household Durables)                               746,323
     49,000 Teijin (Chemical Products)                                   160,823
     11,000 Tokio Marine & Fire Insurance Co. (Insurance Services)       109,680
      5,300 Tokyo Electron (Electronics & Other Electrical
             Equipment)                                                  264,229
      8,000 Tokyo Steel Manufacturing (Mining--Metals/Minerals)           56,502
     17,000 Toppan Printing Co. (Broadcast Media)                        213,295
     10,000 Uny Co. (Retail Trade)                                       162,027
      3,000 Yurtec Corp. (Building Materials & Construction)              20,241
                                                                     -----------
                                                                     $16,389,314
                                                                     -----------
 KOREAN WON--0.1%
      1,718 Samsung Electronics (Electronics & Other Electrical
             Equipment)                                              $    67,474

   SHARES                        DESCRIPTION                          VALUE
 -----------                     -----------                       -----------
                          COMMON STOCKS--CONTINUED
 KOREAN WON--CONTINUED
           8 Samsung Electronics, Ltd. GDS 144A+ (Electronics &
              Other Electrical Equipment)                          $       160
                                                                   -----------
                                                                   $    67,634
                                                                   -----------
 MALAYSIAN RINGGIT--0.5%
      40,000 Berjaya Sports Toto Berhad (Business Services)        $   109,195
      43,200 Commerce Asset Holdings Berhad (Financial Services)        33,694
      31,000 Resorts World Berhad (Recreational Services)               55,332
      55,000 Tanjong (Mining--Metals/Minerals)                          97,345
      27,000 Time Engineering Berhad (Industrial Machinery)             11,663
      28,000 United Engineers Malaysia (Industrial Machinery)           66,357
                                                                   -----------
                                                                   $   373,586
                                                                   -----------
 MEXICAN PESO--1.7%
       9,860 Cemex SA (B Shares) (Building Materials &
              Construction)                                        $    43,273
      15,860 Cemex SA ADR (Building Materials & Construction)          123,752
       9,362 CIFRA SA de CV (Retail Trade)                              18,724
      18,752 Fomento Economico Mexicano SA (Beverages/Tobacco)         131,946
      30,158 Groupo Financiero Banamex-Accivl (B Shares)
              (Financial Services)                                      59,705
         499 Groupo Financiero Banamex-Accivl (L Shares)
              (Financial Services)                                         912

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                     DESCRIPTION                        VALUE
 ----------                   -----------                     -----------
                        COMMON STOCKS--CONTINUED
 MEXICAN PESO--CONTINUED
     16,650 Gruma SA* (Diversified Holding Companies)         $    65,131
      3,555 Gruma SA*+ (Diversified Holding Companies)             55,389
     37,450 Grupo Industrial Maseca SA (Household Durables)        36,177
     11,058 Grupo Modelo SA (Beverages/Tobacco)                    81,765
        722 Grupo Televisa GDR (Broadcast Media)                   22,382
     23,739 Kimberly Clark de Mexico (Health/Personal Care)       104,185
      6,040 Panamerica Beverages ADR (Beverages/Tobacco)          187,240
      4,800 TV Azteca (Broadcast Media)                            91,800
      8,145 Telefonos de Mexico SA ADR (Utilities)                352,271
                                                              -----------
                                                              $ 1,374,652
                                                              -----------
 NETHERLANDS GUILDER--10.3%
     21,976 ABN AMRO Holdings NV (Financial Services)         $   442,576
      4,506 Ahold (Koninklijke) NV (Food-Retailer)                115,348
        498 Akzo Nobel NV (Chemical Products)                      87,750
      2,509 Baan Co. NV (Computer Services/Software)              177,691
      1,330 Baan Co. NVF (Computer Services/Software)              93,266
      6,233 CSM CVA (Food/Grocery Products)                       284,442
     55,560 Elsevier NV (Broadcast Media)                         872,820
      8,455 Fortis AMEV NV (Insurance Services)                   332,277
     23,242 ING Groep NV* (Financial Services)                    975,649
      5,924 ING Groep NV--Warrants* (Financial Services)           60,994

  SHARES                      DESCRIPTION                          VALUE
 ---------                    -----------                       -----------
                         COMMON STOCKS--CONTINUED
 NETHERLANDS GUILDER--CONTINUED
     2,598 Koninklijke Ptt Nederland (Utilities)                $    99,290
     5,620 Nutricia (Verenigde Bedrijen) NV (Food/Grocery
            Products)                                               160,654
       950 Otra NV (Electronics & Other Electrical Equipment)        15,169
     7,427 Polygram (Recreational Services)                         422,323
    37,360 Royal Dutch Petroleum Co. (Energy)                     1,976,241
    12,080 Unilever NV (Diversified Manufacturing)                  642,110
    10,676 Wolters Kluwer (Publishing)                            1,310,924
                                                                -----------
                                                                $ 8,069,524
                                                                -----------
 NEW ZEALAND DOLLAR--0.4%
    21,909 Air New Zealand, Ltd. (Transportation/Storage)       $    46,382
    11,200 Carter Holt Harvey (Paper & Forest Products)              19,526
    25,950 Fletcher Challenge Building (Building Materials &
            Construction)                                            78,365
    11,750 Fletcher Challenge Energy (Oil & Gas)                     52,676
    27,383 Fletcher Challenge Forest Division (Paper &
            Forest Products)                                         26,428
    12,500 Fletcher Challenge Paper (Paper & Forest Products)        20,547
    16,000 New Zealand Telecom (Telecommunications)                  77,507
     4,000 Tranz Rail Holdings (Transportation/Storage)              18,181
                                                                -----------
                                                                $   339,612
                                                                -----------
 NORWEGIAN KRONE--2.0%
     1,170 Bergesen D-Y ASA (Transportation/Storage)            $    34,208
    13,370 Norsk Hydro (Energy)                                     738,690

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                        DESCRIPTION                           VALUE
 ----------                      -----------                        -----------
                           COMMON STOCKS--CONTINUED
 NORWEGIAN KRONE--CONTINUED
      7,800 Orkla AS (Diversified Industrial Manufacturing)         $   718,806
      2,690 Saga Petroleum (Oil & Gas)                                   47,806
                                                                    -----------
                                                                    $ 1,539,510
                                                                    -----------
 PANAMANIAN BALBOA--0.0%
        567 Banco Latino Americano De Export "E' (Financial
             Services)                                              $    22,538
                                                                    -----------
 PERUVIAN SOL--0.1%
      1,320 Credicorp, Ltd. (Financial Services)                    $    23,678
      1,906 Telefonica del Peru SA ADS (Utilities)                       37,644
                                                                    -----------
                                                                    $    61,322
                                                                    -----------
 PORTUGUESE ESCUDO--0.4%
      5,139 Jeronimo Martins SGPS (Food/Grocery Products)           $   336,073
                                                                    -----------
 RUSSIAN RUBLE--0.0%
        840 Rao Gazprom ADS* (Energy)                               $    18,795
                                                                    -----------
 SINGAPORE DOLLAR--0.8%
      7,000 City Developments
             (Real Estate)                                          $    29,333
     43,000 DBS Land (Real Estate)                                       73,168
      9,600 Fraser & Neave (Beverages/Tobacco)                           48,152
      4,800 Overseas Chinese Banking Corp-Alien Market (Financial
             Services)                                                   26,667
     17,000 Overseas Union Bank--Foreign (Financial Services)            56,667
     35,000 Singapore Land (Real Estate)                                 99,556
     12,200 Singapore Press Holdings (Broadcast Media)                  168,089
     16,800 United Overseas Bank (Financial Services)                    92,800
                                                                    -----------
                                                                    $   594,432
                                                                    -----------

   SHARES                      DESCRIPTION                         VALUE
 ----------                    -----------                      -----------
                         COMMON STOCKS--CONTINUED
 SPANISH PESETA--2.1%
      2,109 Argentaria (Financial Services)                     $   117,143
      3,060 Banco Bilbao Vizcaya SA (Financial Services)             81,827
      9,719 Banco de Santander SA (Financial Services)              272,255
      3,400 Banco Popular Espanol (Financial Services)              200,770
      2,011 Centros Comerciales Pryca (Retail Trade)                 31,934
      9,596 Endesa SA (Electrical Services)                         180,745
      2,189 Gas Natural Sdg SA (Utilities)                          101,422
     16,080 Iberdrola SA (Utilities)                                192,337
      3,847 Repsol SA (Oil & Gas)                                   161,316
     11,525 Telefonica de Espana (Utilities)                        314,527
                                                                -----------
                                                                $ 1,654,276
                                                                -----------
 SWEDISH KRONA--3.1%
     13,600 ABB AB (Electronics & Other Electrical Equipment)   $   158,881
     43,120 Astra AB (Health & Medical Services)                    667,822
      9,060 Atlas Copco AB (Industrial Machinery)                   269,142
      4,380 Electrolux Co. (Household Durables)                     362,568
      2,530 Esselte (Broadcast Media)                                55,059
      1,855 Granges AB (Metal Products)                              30,339
     11,220 Hennes & Mauritz AB (Retail Trade)                      459,142
      5,680 Nordbanken AB (Financial Services)                      178,213
      2,050 Sandvik AB (Industrial Machinery)                        62,130
      6,640 Sandvik AB (B Shares) (Industrial Machinery)            202,128
        660 Scribona AB (Broadcast Media)                             8,724
                                                                -----------
                                                                $ 2,454,148
                                                                -----------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

   SHARES                        DESCRIPTION                           VALUE
 ----------                      -----------                        -----------
                           COMMON STOCKS--CONTINUED
 SWISS FRANC--6.3%
        490 ABB AG* (Electronics & Other Electrical Equipment)      $   638,636
      1,199 Adia SA (Commercial Services)                               381,043
      1,250 CS Holdings (Financial Services)                            176,085
        685 Nestle SA (Food/Grocery Products)                           965,188
        898 Novartis AG (Chemical Products)                           1,406,402
        123 Roche Holdings AG (Health/Personal Care)                  1,080,889
      1,110 Schweizerischer Bankverein (Financial Services)             298,457
                                                                    -----------
                                                                    $ 4,946,700
                                                                    -----------
 THAI BAHT--0.0%
      2,900 Advanced Information Services
             (Computers/Communication)                              $    15,269
      2,000 Siam Cement Public Co. (Building Materials &
             Construction)                                               16,673
          1 Thai Farmers Bank Public-Alien Market Warrants*
             (Financial Services)                                             0
                                                                    -----------
                                                                    $    31,942
                                                                    -----------
 VENEZUELAN BOLIVAR--0.1%
      1,160 Cia Anonima Nacional Tele Venezuela ADS* (Utilities)    $    50,750
                                                                    -----------
            Total Common Stocks
             (cost $69,764,611)..................................   $74,076,244
                                                                    -----------
                            PREFERRED STOCKS--0.3%
 AUSTRALIAN DOLLAR--0.1%
     53,200 Sydney Harbour Casino* (Recreational Services)          $    54,249
                                                                    -----------

   SHARES                         DESCRIPTION                           VALUE
 ----------                       -----------                        -----------
                          PREFERRED STOCKS--CONTINUED
 DEUTSCHEMARK--0.2%
         60 Krones AG (Industrial Machinery)                         $    20,362
        510 SAP AG (Non Voting) (Computer Services/ Software)            151,923
                                                                     -----------
                                                                         172,285
                                                                     -----------
            Total Preferred Stocks
             (cost $188,969)......................................   $   226,534
                                                                     -----------

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE
 ---------              --------                       --------
                        CORPORATE OBLIGATIONS--0.0%
 BELGIAN FRANC--0.0%
 Kredietbank
      1,000               5.75%                        11/30/03                       $     4,196
                                                                                      -----------
      Total Corporate Obligations
       (cost $2,557)...............................
                                                                                      $     4,196
                                                                                      -----------
                        REPURCHASE AGREEMENT--5.6%
 State Street Bank & Trust Company, dated 10/31/97,
  repurchase price $4,437,904 (U.S. Treasury Note:
  $4,527,922, 6.25%, 06/30/1998)
 $4,436,000               5.15%                        11/03/97                       $ 4,436,000
                                                                                      -----------
      Total Repurchase Agreement
       (cost $4,436,000)...........................
                                                                                      $ 4,436,000
                                                                                      -----------
      Total Investments (identified cost
       $74,392,137(a)).............................
                                                                                      $78,742,974
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                       INTERNATIONAL EQUITY--(CONTINUED)
                                OCTOBER 31, 1997

---------------------------
Federal Income
 Tax
 Information:
 Gross
  unrealized
  gain for
  investments
  in which
  value
  exceeds
  cost........ $10,577,320
 Gross
  unrealized
  loss for
  investments
  in which
  cost
  exceeds
  value.......  (6,312,777)
               -----------
 Net
  unrealized
  gain........ $ 4,264,543
               ===========
---------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

*Non-income producing security.
+ Securities that may be resold to "Qualified Institutional Buyers" under Rule
  144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. The securities has been determined to be liquid under guidelines established by Board of Trustees.
(a)The aggregate cost for federal income tax purposes is $74,478,431.

--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

ADR -- American Depository Receipts
ADS -- American Depository Shares
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                     INTERNATIONAL EQUITY FUND--(CONTINUED)
                                OCTOBER 31, 1997

--------------------------------------------------------------------------------
              COMMON AND PREFERRED STOCK INDUSTRY CONCENTRATIONS+

-----------------------------------------------
Financial Services                        12.1%
Electronics & Other Electrical Equipment   9.6%
Utilities                                  8.2%
Retail Trade                               6.2%
Health/Personal Care                       5.4%
Oil & Gas                                  4.6%
Energy                                     4.4%
Chemical Products                          3.9%
Broadcast Media                            3.4%
Food/Grocery Products                      3.3%
Household Durables                         3.1%
Publishing                                 3.0%
Beverages/Tobacco                          2.5%
Building Materials & Construction          2.2%
Industrial Machinery                       2.2%
Diversified Industrial Manufacturing       2.0%
Real Estate                                1.9%
Transportation/Storage                     1.7%
Recreational Services                      1.7%
Medical Products and Supplies              1.6%
Mining - Metals/Minerals                   1.6%
Insurance Services                         1.5%
Diversified Holding Companies              1.3%
Computer Services/Software                 1.0%
Health & Medical Services                  0.9%
Diversified Manufacturing                  0.8%
Telecommunications                         0.8%
Wholesale Trade                            0.6%
Commercial Services                        0.5%
Automobiles & Automobile Parts             0.5%
Electrical Services                        0.4%
Textiles                                   0.3%
Computers/Communication                    0.3%
Cosmetics                                  0.3%
Business Services                          0.3%
Paper & Forest Products                    0.2%
Engineering                                0.2%
Food - Retailer                            0.1%
Aerospace/Defense                          0.1%
-----------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS         94.7%
-----------------------------------------------

+ Industry Concentrations greater than one tenth of one percent are disclosed.

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                          NATIONAL TAX-FREE BOND FUND
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                      MUNICIPAL BOND OBLIGATIONS--97.4%
 ARIZONA--2.0%
  Salt River Project Arizona Agricultural
   Improvements Revenue Bonds Series C (AA/Aa)
 $500,000                 4.50%                          01/01/04                         $   502,910
                                                                                          -----------
 FLORIDA--1.8%
  Florida State Board of Education Capital Outlay GO
   Bonds Series A (AA+/Aa2)
 $200,000                 5.25%                          01/01/04                         $   209,396
  Florida State Board of Education Capital Outlay GO
   Bonds Series D (AA+/Aa2)
  250,000                 5.00                           06/01/12                             249,478
                                                                                          -----------
                                                                                          $   458,874
                                                                                          -----------
 GEORGIA--0.8%
  Georgia State GO Bonds Series D (AA+/Aaa)
 $200,000                 5.40%                          11/01/10                         $   210,112
                                                                                          -----------
 ILLINOIS--5.0%
  Chicago Metropolitan Water Reclamation GO Bonds
   (AA/Aa)
 $500,000                 4.90%                          12/01/01                         $   513,335
  450,000                 5.60                           12/01/09                             482,675
  Evanston GO Bonds (NR/Aaa)
  250,000                 5.30                           12/01/99                             256,543
                                                                                          -----------
                                                                                          $ 1,252,553
                                                                                          -----------
 INDIANA--1.0%
  Purdue University Revenue Bonds (AMBAC) (AAA/Aaa)
 $250,000                 5.25%                          07/01/10                         $   253,600
                                                                                          -----------
 IOWA--3.1%
  Bettendorf GO Bonds Series A (AMBAC) (NR/Aaa)
 $250,000                 4.70%                          06/01/03                         $   257,145
  Iowa City Sewer Revenue Bonds (AMBAC) (AAA/Aaa)
  250,000                 6.00                           07/01/08                             264,285

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 IOWA--CONTINUED
  Polk County GO Bonds (FGIC) (AAA/Aaa)
 $250,000                 5.50%                          12/01/10                         $   270,057
                                                                                          -----------
                                                                                          $   791,487
                                                                                          -----------
 KENTUCKY--2.7%
  Kentucky Infrastructure Authority Revenue Bonds
   (A/A2)
 $485,000                 5.13%                          06/01/11                         $   483,991
  Louisville Water Works Board Water System Revenue
   Bonds (AA/Aa)
  200,000                 5.63                           11/15/06                             210,376
                                                                                          -----------
                                                                                          $   694,367
                                                                                          -----------
 MARYLAND--2.0%
  Washington Suburban Sanitation District GO Revenue
   Bonds (AA/Aa1)
 $500,000                 4.75%                          06/01/02                         $   512,780
                                                                                          -----------
 MICHIGAN--2.8%
  Greenville Public Schools GO Bonds (MBIA)
   (AAA/Aaa)
 $200,000                 5.75%                          05/01/07                         $   212,874
  Waterford Township School District Bonds (Q-SBLF)
   (AA/Aa2)
  500,000                 4.85                           06/01/10                             497,190
                                                                                          -----------
                                                                                          $   710,064
                                                                                          -----------
 MINNESOTA--5.2%
  Minneapolis GO Bonds (AAA/Aaa)
 $500,000                 5.30%                          10/01/98                         $   506,550
  Minnesota State Housing and Finance Agency Series
   D (AA+/Aa)
  390,000                 5.35                           01/01/05                             407,394

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 MINNESOTA--CONTINUED
  St. Paul Independent School District #625 GO Bonds
   Series C (AA/Aa)
 $400,000                 5.20%                          02/01/07                         $   410,640
                                                                                          -----------
                                                                                          $ 1,324,584
                                                                                          -----------
 NEBRASKA--3.9%
  Nebraska Public Power District Revenue Bonds
   Series A (A+/A1)
 $250,000                 5.10%                          01/01/06                         $   255,848
  200,000                 6.00                           01/01/06                             214,486
  Omaha Public Power Revenue Bonds Series A (AA/Aa)
  500,000                 5.00                           02/01/01                             512,570
                                                                                          -----------
                                                                                          $   982,904
                                                                                          -----------
 NEVADA--2.9%
  Clark County School District GO Bonds Series B
   (FGIC) (AAA/Aaa)
 $200,000                 5.30%                          05/01/04                         $   209,604
  Nevada State GO Bonds Series A-2 (AA/Aa2)
  500,000                 5.25                           05/15/05                             525,340
                                                                                          -----------
                                                                                          $   734,944
                                                                                          -----------
 NEW JERSEY--1.9%
  Morris County GO Bonds (AAA/Aaa)
 $500,000                 4.63%                          08/15/10                         $   487,020
                                                                                          -----------
 NEW MEXICO--2.0%
  Albuquerque Joint Water & Sewer System Revenue
   Bonds (AA/Aa3)
 $500,000                 4.75%                          07/01/04                         $   512,290
                                                                                          -----------
 OHIO--3.3%
  Columbus GO Bonds Series A (AAA/Aaa)
 $250,000                 4.50%                          07/01/01                         $   253,690
  Euclid GO Bonds (NR/Aa)
  415,000                 4.40                           12/01/01                             419,611

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 OHIO--CONTINUED
  Ohio State Infrastructure Improvement GO Bonds
   (AA+/Aa1)
 $150,000                 5.20%                          08/01/10                         $   155,104
                                                                                          -----------
                                                                                          $   828,405
                                                                                          -----------
 OREGON--2.1%
  Oregon State Housing & Community Services
   Department Revenue Bonds Series D (NR/Aa)
 $500,000                 5.55%                          07/01/06                         $   521,950
                                                                                          -----------
 PENNSYLVANIA--2.1%
  Pennsylvania State GO Bonds
   (AA-/A1)
 $500,000                 5.25%                          06/15/06                         $   520,940
                                                                                          -----------
 SOUTH CAROLINA--5.3%
  Brookland Cayce School District #2 GO Bonds
   (SCSDE) (AA/Aa1)
 $500,000                 4.70%                          03/01/05                         $   508,960
  South Carolina State Capital Improvement GO Bonds
   Series A (AA+/Aaa)
  250,000                 5.00                           03/01/05                             258,812
  York County School District #1 GO Bonds Series A
   (MBIA SCSDE) (AAA/AA/Aaa/Aa1)
  500,000                 7.00                           07/01/03                             567,365
                                                                                          -----------
                                                                                          $ 1,335,137
                                                                                          -----------
 TENNESSEE--2.1%
  Shelby County GO Bonds Series A (AA+/Aa)
 $500,000                 5.63%                          06/01/08                         $   533,030
                                                                                          -----------
 TEXAS--10.3%
  Channelview Independent School District GO Bonds
   (PSFG) (NR/Aaa)
 $250,000                 4.75%                          08/15/05                         $   252,435

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 TEXAS--CONTINUED
  Collin County GO Bonds (AA-/Aa)
 $400,000                 5.40%                          02/15/09                         $   408,712
  Dallas Waterworks & Sewer System Revenue Bonds
   (AA/Aa2)
  500,000                 4.90                           04/01/05                             508,040
  Houston Independent School District GO Bonds
   (AA+/Aa)
  250,000                 4.40                           07/15/01                             251,765
  San Antonio GO Bonds (AA/Aa)
  200,000                 5.20                           08/01/02                             208,238
  Tarrant County GO Bonds (AA+/Aa1)
  400,000                 4.80                           07/15/06                             404,536
  Tarrant County Water Control & Improvement Revenue
   Bonds (AAA/Aaa)
  140,000                 5.00                           03/01/09                             140,508
  Texas A&M University Revenue Bonds (AA/Aa)
  200,000                 5.55                           05/15/01                             209,498
  State of Texas GO Bonds Series A (AA/Aa)
  200,000                 5.65                           10/01/08                             210,480
                                                                                          -----------
                                                                                          $ 2,594,212
                                                                                          -----------
 UTAH--3.1%
  Alpine School District GO Bonds (FGIC-TCRS)
   (AAA/Aaa)
 $250,000                 5.40%                          03/15/05                         $   258,005
  Intermountain Power Agency Revenue Bonds (A+/A1)
  250,000                 5.10                           07/01/03                             257,150
  Salt Lake City School District Revenue Bonds
   Series A (NR/Aaa)
  250,000                 5.80                           03/01/07                             267,810
                                                                                          -----------
                                                                                          $   782,965
                                                                                          -----------

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 VIRGINIA--2.8%
  Virginia Beach GO Bonds (AA/Aa)
 $200,000                 5.20%                          07/15/06                         $   210,998
  Virginia State Public School Authority Revenue
   Bonds (AA/Aa)
  500,000                 4.50                           01/01/00                             504,675
                                                                                          -----------
                                                                                          $   715,673
                                                                                          -----------
 WASHINGTON--17.4%
  King & Snohomish Counties School District (AA-/Aa)
 $280,000                 5.20%                          06/15/08                         $   288,008
  King County GO Bonds Series D (AA+/Aa1)
  500,000                 6.20                           12/01/00                             531,185
  King County School District #412 GO Bonds (MBIA)
   (AAA/Aaa)
  250,000                 5.75                           06/01/08                             265,245
  King County School District #414 GO Bonds (AA/Aa)
  430,000                 5.10                           12/01/06                             444,052
  Pierce County Sewer Improvements Revenue Bonds
   (A+/A1)
  290,000                 5.45                           02/01/08                             296,998
  Port Seattle Revenue Bonds
   Series A (AMBAC) (AAA/Aaa)
  500,000                 6.00                           02/01/99                             512,115
  Port Tacoma Washington Bonds Series B (AMBAC)
   (AAA/Aaa)
  500,000                 4.35                           12/01/03                             499,190
  Seattle GO Bonds Series A (AA+/Aa1)
  150,000                 5.30                           08/01/13                             152,382
  Seattle Municipal Light & Power Revenue Bonds
   Series A (AA/Aa)
  250,000                 5.75                           08/01/09                             261,027
  Snohomish County GO Bonds (MBIA) (AAA/Aaa)
  250,000                 5.75                           12/01/10                             257,740

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                    MUNICIPAL BOND OBLIGATIONS--CONTINUED
 WASHINGTON--CONTINUED
  Spokane County School District #354 GO Bonds
   (A+/A)
 $370,000                 5.20%                          12/01/06                         $   382,543
  Vancouver Water & Sewer Revenue Bonds (FGIC)
   (AAA/Aaa)
  250,000                 4.70                           06/01/01                             254,347
  Washington State GO Bonds Series DD-12 & CC-9
   (AA/Aa)
  250,000                 5.38                           03/01/08                             261,367
                                                                                          -----------
                                                                                          $ 4,406,199
                                                                                          -----------
 WISCONSIN -- 11.8%
  Appleton Wisconsin Area School District GO Bonds
   (NR/Aa)
 $500,000                 5.00%                          04/01/11                         $   501,090
  Eau Claire GO Bonds Series A (AA/Aa2)
  470,000                 5.00%                          04/01/08                             483,038
  Green Bay Public School District GO Bonds (NR/Aa)
  500,000                 4.90                           04/01/05                             514,360
  Milwaukee GO Bonds Series E (AA+/Aa1)
  250,000                 5.50                           06/15/10                             260,063
  Waukesha County GO Bonds (NR/Aaa)
  500,000                 4.40                           12/01/98                             502,950
  Winnebago County GO Bonds (NR/Aa2)
  500,000                 4.40                           04/01/03                             499,980
  Wisconsin State GO Bonds Series 3 (AA/Aa)
  200,000                 5.25                           11/01/02                             209,454
                                                                                          -----------
                                                                                          $ 2,970,935
                                                                                          -----------
      Total Municipal Bond Obligations
       (cost $24,003,802)...........................                                      $24,637,935
                                                                                          -----------

 PRINCIPAL              INTEREST                         MATURITY
  AMOUNT                  RATE                             DATE                              VALUE
 ---------              --------                         --------                         -----------
                        SHORT-TERM OBLIGATIONS--0.8%
  New Jersey Industrial and Economic Development
   Authority Revenue Bonds VRDN (Chase Manhattan
   Bank LOC)
   (NR/A+/A-1)
 $100,000               4.05(a)                          04/01/19                         $   100,000
  Grapevine Industrial Development Revenue Bonds
   VRDN (American Airlines, Inc.) (NR/Aa1/P-1)
  100,000               4.05(a)                          12/01/24                             100,000
                                                                                          -----------
      Total Short-Term Obligations
       (cost $200,000)..............................                                      $   200,000
                                                                                          -----------
      Total Investments
       (cost $24,203,802(b))........................                                      $24,837,935
                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    NATIONAL TAX-FREE BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

--------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost.... $635,285
 Gross unrealized loss for investments in which value exceeds cost....   (1,152)
                                                                       --------
 Net unrealized gain.................................................. $634,133
                                                                       ========
--------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
(a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1997.
(b) The cost stated also represents aggregate cost for federal income tax purposes.
--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

AMBAC--Insured by American Municipal Bond Assurance Corporation
FGIC--Insured by Financial Guaranty Insurance Company
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Investors Assurance Corporation
NR--Not Rated
PSFG--Permanent School Fund Guaranteed
Q-SBLF--Qualified--School Bond Loan Fund
SCSDE--South Carolina School District Credit Enhancement
TCRS--Transferable Custodial Receipts
VRDN--Variable Rate Demand Note
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                          MISSOURI TAX-FREE BOND FUND
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
                MISSOURI MUNICIPAL BOND OBLIGATIONS--96.7%
  Belton Cap Improvement Sales Tax Revenue Bonds
   (MBIA) (NR/Aaa)
 $  200,000               5.00%                        03/01/05                       $   206,544
    200,000               5.00                         03/01/06                           206,584
  Benton County School District GO Bonds (AA/NR)
    300,000               4.90                         03/01/04                           304,185
  Cass County School District #R-2 GO Bonds (AA/NR)
    725,000               4.80                         03/01/02                           734,947
  Cass County School District #R-9 GO Bonds (NR/A)
    200,000               6.25                         03/01/00                           204,944
  Cass County School District GO Bonds (AA/NR)
    400,000               4.75                         03/01/03                           405,604
  Chesterfield GO Bonds (NR/Aa2)
    500,000               5.20                         02/15/12                           510,285
  Clayton School District GO Bonds (Student Aid
   Direct Deposit) (AA/Aa2)
    750,000               4.75                         03/01/10                           742,365
    250,000               4.80                         03/01/11                           247,315
  Columbia School District GO Bonds (AA/Aa)
    375,000               4.75                         03/01/05                           382,391
  Columbia Water & Electricity Revenue Bonds Series
   A (AA/A1)
    300,000               5.40                         10/01/02                           316,203
  Fort Zumwalt School District (AA/NR)
    100,000               5.25                         03/01/11                           103,115
  Hazelwood School District GO Bonds (NR/Aa)
    150,000               5.15                         03/01/04                           156,308
  Jackson County Longview Recreation Project
   (NR/A1)
    350,000               8.00                         11/01/07                           357,000

 PRINCIPAL              INTEREST                        MATURITY
   AMOUNT                 RATE                            DATE                            VALUE
 ----------             --------                        --------                       -----------
              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
  Jackson County Reorganized School District #7 COP
   Bonds (AMBAC) (NR/Aaa)
 $  265,000               4.50%                         03/01/04                       $   266,142
  Jackson County School District GO Bonds (NR/A1)
    250,000               5.60                          03/01/08                           261,185
  Jasper County School District #R-9 GO Bonds
   (AA/NR)
    500,000               5.00                          09/01/03                           517,825
  Kansas City Chouteau Bridge Project Series B
   (AA/Aa3)
    380,000               5.00                          05/01/11                           383,705
  Kansas City GO Bonds (AA/Aa)
    200,000               4.50                          06/01/04                           201,224
  Kansas City Sewer Special Assessment GO Bonds
   Series A (AA/Aa)
    410,000               7.40                          05/15/99                           430,451
  Kansas City Water Revenue Bonds Series A (AA/Aa)
    750,000               4.85                          12/01/06                           769,350
  Lafayette County School District GO Bonds (AA/NR)
    350,000               5.20                          03/01/07                           357,340
  Lees Summit GO Bonds Series B (AMBAC) (AAA/Aaa)
    400,000               4.20                          04/01/04                           392,064
  Missouri State Economic Development Export &
   Infrastructure Board Revenue Bonds VRDN (A/NR)
    200,000               5.38(a)                       05/01/03                           202,572
  Missouri State Environmental Improvement & Energy
   Resources Authority Pollution Control Revenue
   Bonds (AA/A1)
    250,000               4.25                          12/01/98                           251,635
    250,000               5.50                          12/01/04                           266,235

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    MISSOURI TAX-FREE BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds (AA/A1)
 $  500,000               5.50%                        12/01/06                       $   534,200
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series A (AA/NR)
    150,000               5.25                         07/01/02                           156,782
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series C (NR/Aa)
    205,000               4.75                         01/01/01                           209,383
    500,000               4.90                         01/01/02                           513,765
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series D (NR/Aa)
    400,000               5.50                         01/01/08                           422,232
  Missouri State Environmental Improvement & Energy
   Resources Authority Water Pollution Control
   Revenue Bonds Series E (NR/Aa)
    390,000               4.38                         07/01/00                           394,809
  Missouri State Fourth State Building GO Bonds
   Series A (AAA/Aaa)
    150,000               5.30                         08/01/08                           157,254
    500,000               5.40                         08/01/09                           524,075
  Missouri State GO Bonds Series A (AAA/Aaa)
    500,000               4.50                         08/01/02                           507,000
  Missouri State Health & Educational Facility
   Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa)
    150,000               6.00                         05/15/11                           162,920

 PRINCIPAL              INTEREST                     MATURITY
   AMOUNT                 RATE                         DATE                           VALUE
------------            --------                     --------                     -------------
              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
 Missouri State Health & Educational Facility
  Revenue Bonds (Barnes-Jewish, Inc.) (AMBAC-TRCS)
  (AAA/Aaa)
$  1,000,000              5.15%                      05/15/10                     $   1,026,950
 Missouri State Health & Educational Facility
  Revenue Bonds (prerefunded to 06/01/01) (MBIA)
  (AAA/Aaa)
     300,000              6.63                       06/01/11                           330,111
 Missouri State Health & Educational Facility
  Revenue Bonds Series B (Health Midwest) (MBIA)
  (AAA/Aaa)
     150,000              6.10                       06/01/11                           162,009
 Missouri State Health & Educational Facility
  Washington University Revenue Bonds Series A
  (NR/Aa1)
     800,000              4.75                       08/15/05                           812,944
 Missouri State Housing Development Community
  Mortgage Revenue Bonds (GNMA/FNMA) (AAA/Aaa)
     205,000              5.40%                      03/01/06                           212,913
 Missouri State Housing Development Community
  Mortgage Revenue Bonds Series B-2 (GNMA/FNMA)
  (AAA/NR)
     400,000              5.20                       03/01/08                           409,928
 Missouri State Housing Development Community
  Mortgage Revenue Bonds Series C-2
  (GNMA/FNMA)(AAA/NR)
     250,000              4.90                       03/01/07                           251,098
 Missouri State Housing Development Community
  Revenue Bonds Series B (GNMA/FNMA) (AAA/NR)
     235,000              5.50                       03/01/06                           246,487

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    MISSOURI TAX-FREE BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                       MATURITY
   AMOUNT                 RATE                           DATE                            VALUE
 ----------             --------                       --------                       -----------
              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
  Missouri State Housing Development Community
   Revenue Bonds Series C (GNMA/FNMA) (AAA/NR)
 $  245,000               4.80%                        09/01/01                       $   250,214
  Missouri State Water Pollution Control GO Bonds
   Series A (AAA/Aaa)
    300,000               5.60                         08/01/10                           316,503
  Platte County Missouri School District Park Hill
   GO Bond (Student Aid Direct Deposit) (AA/Aa2)
    500,000               5.20                         03/01/09                           513,340
  Platte County School District #R-3 GO Bonds
   (AA/NR)
    265,000               4.90                         03/01/05                           268,890
  Polk County Reorganized School District #1 GO
   Bonds (Student Aid Direct Deposit) (AA/NR)
    205,000               5.00                         03/01/06                           210,603
  Ritenour Cons School District GO Bonds (Student
   Aid Direct Deposit) (AA/NR)
    630,000               4.88                         03/01/09                           630,189
  Springfield GO Bonds (NR/Aa)
    220,000               4.30                         03/01/00                           221,681
  St. Charles County Francis Howell School District
   GO Bonds (FGIC) (AAA/Aaa)
    700,000               4.60                         03/01/04                           707,196
  St. Charles County Francis Howell School District
   GO Bonds (Student Aid Direct Deposit) (AA/NR)
    485,000               4.50                         03/01/04                           486,295
  St. Charles School District GO Bonds Series A
   (AMBAC) (AAA/Aaa)
    150,000               5.75                         03/01/11                           157,580

 PRINCIPAL              INTEREST                         MATURITY
   AMOUNT                 RATE                             DATE                            VALUE
 ----------             --------                         --------                       -----------
              MISSOURI MUNICIPAL BOND OBLIGATIONS--CONTINUED
  St. Francois County School District GO Bonds
   (CGIC) (AAA/Aaa)
 $  280,000               4.80%                          03/01/04                       $   285,911
  St. Louis County GO Bonds Series B (NR/Aa1)
    200,000               5.25                           02/01/07                           205,600
    750,000               5.30                           02/01/08                           769,575
  St. Louis County Rockwood School District #R-6 GO
   Bonds (NR/Aaa)
    300,000               5.80                           02/01/99                           306,807
  St. Louis County School District GO Bonds
   Lindbergh (NR/Aa)
    715,000               6.60                           02/15/03                           791,491
    200,000               5.40                           02/15/10                           205,426
  St. Louis County School District GO Bonds Parkway
   (NR/Aa)
    300,000               7.00                           02/01/00                           319,395
  St. Louis School District GO Bonds (FGIC)
   (AAA/Aaa)
    200,000               5.40                           04/01/03                           211,192
  St. Peters GO Bonds (NR/A1)
    150,000               5.80                           01/01/10                           157,088
  University Missouri Health Facilities Revenue
   Bonds Series A (AMBAC) (AAA/Aaa)
    150,000               5.20                           11/01/10                           153,531
  University of Missouri Systems Facilities Revenue
   Bonds (AA+/Aa2)
    250,000               4.60                           11/01/00                           254,320
                                                                                        -----------
    Total Missouri Municipal Bond Obligations
     (cost $23,180,953)............................                                     $23,635,205
                                                                                        -----------
                       SHORT-TERM OBLIGATIONS--7.0%
  Missouri State Health & Educational Facility
   Bethesda Barclay House Revenue Bonds Series A
   VRDN (Mercantile Bank St. Louis LOC; Expire:
   7/7/99) (NR/A1/VMIG1)
 $  100,000              4.25%(a)                        08/15/26                       $   100,000

   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                            STATEMENT OF INVESTMENTS

                    MISSOURI TAX-FREE BOND FUND--(CONTINUED)
                                OCTOBER 31, 1997

 PRINCIPAL              INTEREST                         MATURITY
   AMOUNT                 RATE                             DATE                            VALUE
 ----------             --------                         --------                       -----------
                     SHORT-TERM OBLIGATIONS--CONTINUED
  Missouri State Health & Educational Facility St.
   Francis Medical Center Revenue Bonds Series A
   VRDN (Credit Local de France LOC; Expire:
   6/19/03, 100%)
   (AA+/A-1+/NR)
 $1,600,000              4.10%(a)                        06/01/26                       $ 1,600,000
                                                                                        -----------
    Total Short-Term Obligations (cost
     $1,700,000)...................................                                     $ 1,700,000
                                                                                        -----------
    Total Investments (cost $24,880,953(b))........                                     $25,335,205
                                                                                        ===========

--------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost....  476,329
 Gross unrealized loss for investments in which value exceeds cost....  (22,077)
                                                                       --------
 Net unrealized gain.................................................. $454,252
                                                                       ========
--------------------------------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1997.
(b) The cost stated also represents aggregate cost for federal income tax purposes.
--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:

AMBAC--Insured by American Municipal Bond Assurance Corporation
CGIC--Insured by Capital Guaranty Insurance Corporation
FGIC--Insured by Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Investors Assurance Corporation
NR--Not Rated
TRCS--Transferable Custodial Receipts
VRDN--Variable Rate Demand Note
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                               THE COMMERCE FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1997

                                                      SHORT-TERM
                                                      GOVERNMENT       BOND
                                                         FUND          FUND
                                                      -----------  ------------
ASSETS:
 Investments in securities, at value
  (cost $46,418,895, $204,971,060, $89,365,590,
  $44,799,584, $257,246,485, $91,032,877,
  $74,392,137, $24,203,802, and $24,880,953,
  respectively).....................................  $47,046,828  $214,097,029
 Cash and Foreign Currency..........................          690           194
 Receivables:
  Investment securities sold........................    2,020,315     2,532,175
  Interest..........................................      499,489     2,679,113
  Dividends.........................................           --            --
  Fund shares sold..................................    1,713,624            --
 Deferred organization expenses, net................       20,998        22,282
 Other..............................................       10,008
                                                      -----------  ------------
  Total assets......................................   51,311,952   219,330,793
                                                      -----------  ------------
LIABILITIES:
 Payables:
  Investment securities purchased...................    1,859,592            --
  Fund shares redeemed..............................       34,140       318,861
  Dividends and distributions.......................       84,238       255,518
  Advisory fees.....................................       11,979        89,704
  Administrative fees...............................        5,990        26,911
  Shareowner servicing fees.........................        5,867        37,906
  Distribution fees.................................          266           505
 Accrued expenses and other liabilities.............       19,831        59,771
                                                      -----------  ------------
  Total liabilities.................................    2,021,903       789,176
                                                      -----------  ------------
NET ASSETS:
 Paid-in capital....................................   48,782,930   209,528,790
 Accumulated undistributed net investment income....       59,144       103,694
 Accumulated net realized gain (loss) on investment
  transactions......................................     (179,958)     (216,836)
 Accumulated net realized loss on currency related
  transactions......................................           --            --
 Net unrealized gain on investments.................      627,933     9,125,969
 Net unrealized loss on translation of assets and
  liabilities denominated in foreign currency.......           --            --
                                                      -----------  ------------
  Net assets........................................  $49,290,049  $218,541,617
                                                      ===========  ============
SHARES OUTSTANDING:
 Total shares outstanding, no par value (unlimited
  number of shares authorized):
  Institutional Shares..............................    2,643,812    11,207,266
                                                      ===========  ============
  Service Shares....................................       24,359        38,047
                                                      ===========  ============
 Institutional Shares: Net asset value per share
  (net assets/shares outstanding)...................  $     18.47  $      19.43
                                                      ===========  ============
  Maximum public offering price per share(a)........  $     18.85  $      20.13
                                                      ===========  ============
 Service Shares: Net asset value per share (net
  assets/shares outstanding)........................  $     18.47  $      19.43
                                                      ===========  ============
  Maximum public offering price per share(a)........  $     18.85  $      20.13
                                                      ===========  ============

-------
(a)For the Short-Term Government Fund, the maximum public offering price per share is calculated as (NAV per share X 1.0204). For all other Funds, the maximum public offering price per share is calculated as (NAV per share X 1.0362).
(b)For the National Tax-Free Bond and Missouri Tax-Free Bond Funds, shares outstanding are designated as neither Institutional Shares nor Service Shares.

   The accompanying notes are an integral part of these financial statements.

                                                    INTERNATIONAL  NATIONAL     MISSOURI
  BALANCED    GROWTH AND     GROWTH       MIDCAP       EQUITY      TAX-FREE     TAX-FREE
    FUND      INCOME FUND     FUND         FUND         FUND        FUND(B)      FUND(B)
------------  ----------- ------------ ------------ ------------- -----------  -----------
$106,490,161  $47,675,231 $348,184,676 $113,280,312  $78,742,974  $24,837,935  $25,335,205
          17        1,813          573          636      693,054       19,351       42,641
     147,031      123,336           --       85,587       73,983           --           --
     465,711          432        2,843          227          636      369,413      314,612
      47,798       57,162      302,798       19,510      187,907           --           --
         --     1,048,180    1,719,632      445,718      398,673      147,618      100,000
      21,464       17,337       22,761       20,877       20,734       24,661       24,605
      27,666       18,343        3,021          350        2,323        2,276        6,887
------------  ----------- ------------ ------------  -----------  -----------  -----------
 107,199,848   48,941,834  350,236,304  113,853,217   80,120,284   25,401,254   25,823,950
------------  ----------- ------------ ------------  -----------  -----------  -----------
          --    1,056,430           --      576,280    1,329,351           --    1,292,666
      18,487        6,000      240,493       19,184      107,520       20,000           --
       4,681           --           --           --           --       66,072       67,293
      68,363       26,234      231,789       73,715       77,687       10,777        6,199
      13,672        5,247       46,730       14,743       10,691        3,233        3,098
      43,174        3,791       88,925       21,133       11,944           --           --
         793          792        4,172          383          168           --           --
      49,817       81,897       92,785       47,311       79,005       20,366       21,024
------------  ----------- ------------ ------------  -----------  -----------  -----------
     198,987    1,180,391      704,894      752,749    1,616,366      120,448    1,390,280
------------  ----------- ------------ ------------  -----------  -----------  -----------
  84,202,523   44,755,926  235,571,060   84,499,696   71,968,741   24,631,502   23,944,161
     209,213       28,799       40,695          --       236,149       15,303       16,372
   5,464,554      101,071   22,981,464    6,353,337    2,728,568         (132)      18,885
          --           --           --           --     (756,503)          --           --
  17,124,571    2,875,647   90,938,191   22,247,435    7,979,972      634,133      454,252
          --           --           --           --   (3,653,009)          --           --
------------  ----------- ------------ ------------  -----------  -----------  -----------
$107,000,861  $47,761,443 $349,531,410 $113,100,468  $78,503,918  $25,280,806  $24,433,670
============  =========== ============ ============  ===========  ===========  ===========
   3,966,282    2,070,789    9,953,941    3,404,956    3,541,115    1,341,115    1,312,685
============  =========== ============ ============  ===========  ===========  ===========
      45,717      118,667      166,880       19,980       10,449
============  =========== ============ ============  ===========
$      26.67  $     21.82 $      34.54 $      33.02  $     22.10  $     18.85  $     18.61
============  =========== ============ ============  ===========  ===========  ===========
$      27.64  $     22.61 $      35.79 $      34.22  $     22.90  $     19.53  $     19.28
============  =========== ============ ============  ===========  ===========  ===========
$      26.66  $     21.81 $      34.50 $      32.94  $     22.06
============  =========== ============ ============  ===========
$      27.63  $     22.60 $      35.75 $      34.13  $     22.86
============  =========== ============ ============  ===========

                              THE COMMERCE FUNDS

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 1997

                                                        SHORT-TERM
                                                        GOVERNMENT     BOND
                                                           FUND        FUND
                                                        ----------  -----------
INVESTMENT INCOME:
 Interest.............................................  $2,669,993  $12,133,511
 Dividends(b).........................................         --           --
                                                        ----------  -----------
  Total income........................................   2,669,993   12,133,511
                                                        ----------  -----------
EXPENSES:
 Advisory fees........................................     198,802      867,384
 Administration fees..................................      59,641      260,215
 Shareowner Servicing fees............................      12,379       70,398
 Transfer agent fees..................................      42,838       69,530
 Registration fees....................................      30,471       49,117
 Custodian fees.......................................      51,228       55,345
 Professional fees....................................      13,689       55,169
 Trustee fees.........................................       1,537        5,950
 Amortization of deferred organization expenses.......       9,968       10,578
 Other................................................      18,316       33,621
                                                        ----------  -----------
  Total expenses......................................     438,869    1,477,307
 Less--Investment advisory fees waived and expense
  reimbursements......................................    (168,498)         --
                                                        ----------  -----------
  Net expenses........................................     270,371    1,477,307
  Distribution fees--Service Shares...................         295          654
                                                        ----------  -----------
  Total expenses and distribution fees................     270,666    1,477,961
                                                        ----------  -----------
  Net investment income (loss)........................   2,399,327   10,655,550
                                                        ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on investment transactions..    (133,888)    (143,004)
 Net realized loss on currency related transactions...         --           --
 Net change in unrealized gain (loss) on investments..     314,447    4,412,106
 Net change in unrealized loss on translation of
  assets and liabilities denominated in foreign
  currencies..........................................         --           --
                                                        ----------  -----------
  Net realized and unrealized gain on investments and
   foreign currency transactions......................     180,559    4,269,102
                                                        ----------  -----------
  Net increase in net assets resulting from
   operations.........................................  $2,579,886  $14,924,652
                                                        ==========  ===========

-------
(a)The Growth and Income Fund commenced operations on March 3, 1997.
(b)For the Balanced Fund, Growth and Income Fund, Growth Fund and
 International Equity Fund amount is net of $5,245, $826, $37,384 and $158,725 respectively, in withholding taxes.

  The accompanying notes are an integral part of these financial statements.

             GROWTH AND                           INTERNATIONAL  NATIONAL    MISSOURI
 BALANCED      INCOME                                EQUITY      TAX-FREE    TAX-FREE
   FUND       FUND(a)    GROWTH FUND MIDCAP FUND      FUND         FUND        FUND
-----------  ----------  ----------- -----------  ------------- ----------  ----------
$ 2,477,003  $   60,616  $   970,226 $    86,872   $  281,686   $  986,379  $  933,162
    616,428     295,713    3,851,251     466,106    1,127,142          --          --
-----------  ----------  ----------- -----------   ----------   ----------  ----------
  3,093,431     356,329    4,821,477     552,978    1,408,828      986,379     933,162
-----------  ----------  ----------- -----------   ----------   ----------  ----------
    865,907     106,879    2,132,218     664,643    1,020,685      104,058      97,420
    129,886      21,376      426,443     132,929      102,068       31,217      29,226
     71,327       4,940      156,188      37,616       20,689          --          --
     90,351      33,233      134,081      98,404       56,657       30,329      30,204
     37,056      40,985       67,067      38,588       34,132        7,708       7,080
     64,477      43,627       59,767      53,075      234,097       40,020      41,590
     29,035      15,185       89,289      31,401       19,533        8,541       8,463
      3,450       1,313        8,925       3,550        2,300          859         861
     10,187       2,663       10,800       9,906        9,840       10,687      10,665
     21,661      17,373       45,054      20,844       16,956        4,889       9,492
-----------  ----------  ----------- -----------   ----------   ----------  ----------
  1,323,337     287,574    3,129,832   1,090,956    1,516,957      238,308     235,001
   (344,859)   (116,567)         --          --      (346,574)     (61,410)   (108,355)
-----------  ----------  ----------- -----------   ----------   ----------  ----------
    978,478     171,007    3,129,832   1,090,956    1,170,383      176,898     126,646
      1,165       1,033        6,149         579          235          --          --
-----------  ----------  ----------- -----------   ----------   ----------  ----------
    979,643     172,040    3,135,981   1,091,535    1,170,618      176,898     126,646
-----------  ----------  ----------- -----------   ----------   ----------  ----------
  2,113,788     184,289    1,685,496    (538,557)     238,210      809,481     806,516
-----------  ----------  ----------- -----------   ----------   ----------  ----------
  5,557,357     101,071   22,981,707   6,551,956    2,787,057        5,845      18,879
        --          --           --          --      (731,732)         --          --
  7,648,745   2,875,647   40,425,005   9,385,946    3,011,877      458,468     385,392
        --          --           --          --    (2,299,560)         --          --
-----------  ----------  ----------- -----------   ----------   ----------  ----------
 13,206,102   2,976,718   63,406,712  15,937,902    2,767,642      464,313     404,271
-----------  ----------  ----------- -----------   ----------   ----------  ----------
$15,319,890  $3,161,007  $65,092,208 $15,399,345   $3,005,852   $1,273,794  $1,210,787
===========  ==========  =========== ===========   ==========   ==========  ==========

                               THE COMMERCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED OCTOBER 31, 1997

                                                      SHORT-TERM
                                                      GOVERNMENT       BOND
                                                         FUND          FUND
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
  Net investment income (loss).....................  $  2,399,327  $ 10,655,550
  Net realized gain (loss) on investment
   transactions....................................      (133,888)     (143,004)
  Net realized loss from foreign currency related
   transactions....................................            --            --
  Net change in unrealized gain (loss) on
   investments.....................................       314,447     4,412,106
  Net change in unrealized loss on translation of
   assets and liabilities denominated in foreign
   currencies......................................            --            --
                                                     ------------  ------------
   Increase in net assets resulting from
    operations.....................................     2,579,886    14,924,652
                                                     ------------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Institutional Shares.............................    (2,392,682)  (10,693,018)
  Service Shares...................................        (6,645)      (15,032)
  From net realized gain on investment transactions
  Institutional Shares.............................            --      (184,700)
  Service Shares...................................            --            --
                                                     ------------  ------------
   Total distributions to shareholders.............    (2,399,327)  (10,892,750)
                                                     ------------  ------------
 FROM SHARE TRANSACTIONS
  Net proceeds from sale of shares
  Institutional Shares.............................    31,421,375    96,052,292
  Service Shares...................................       447,777       711,647
  Reinvestment of dividends and distributions
  Institutional Shares.............................     1,434,765     8,300,085
  Service Shares...................................         5,599        13,229
  Cost of shares redeemed
  Institutional Shares.............................   (18,031,858)  (41,772,254)
  Service Shares...................................        (6,679)           --
                                                     ------------  ------------
   Net increase in net assets resulting from share
    transactions...................................    15,270,979    63,304,999
                                                     ------------  ------------
   Total increase..................................    15,451,538    67,336,901
                                                     ------------  ------------
NET ASSETS:
  Beginning of year................................    33,838,511   151,204,716
                                                     ------------  ------------
  End of year......................................  $ 49,290,049  $218,541,617
                                                     ============  ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME....  $     59,144  $    103,694
                                                     ============  ============
SUMMARY OF SHARE TRANSACTIONS:
  Institutional Shares
  Sold.............................................     1,714,904     5,037,764
  Issued on reinvestment of dividends and
   distributions...................................        78,311       436,023
  Redeemed.........................................      (985,134)   (2,196,219)
                                                     ------------  ------------
   Increase in shares outstanding..................       808,081     3,277,568
                                                     ------------  ------------
  Service Shares
  Sold.............................................        24,418        37,357
  Issued on reinvestment of dividends and
   distributions...................................           304           690
  Redeemed.........................................          (363)           --
                                                     ------------  ------------
   Increase in shares outstanding..................        24,359        38,047
                                                     ============  ============

-------
(a) The Growth and Income Fund commenced operations on March 3, 1997.

   The accompanying notes are an integral part of these financial statements.

              GROWTH AND                               INTERNATIONAL   NATIONAL     MISSOURI
  BALANCED      INCOME        GROWTH        MIDCAP        EQUITY       TAX-FREE     TAX-FREE
    FUND        FUND(A)        FUND          FUND          FUND          FUND         FUND
------------  -----------  ------------  ------------  -------------  -----------  -----------
$  2,113,788  $   184,289  $  1,685,496  $   (538,557) $    238,210   $   809,481  $   806,516
   5,557,357      101,071    22,981,707     6,551,956     2,787,057         5,845       18,879
          --           --            --            --      (731,732)           --           --
   7,648,745    2,875,647    40,425,005     9,385,946     3,011,877       458,468      385,392
          --           --            --            --    (2,299,560)           --           --
------------  -----------  ------------  ------------  ------------   -----------  -----------
  15,319,890    3,161,007    65,092,208    15,399,345     3,005,852     1,273,794    1,210,787
------------  -----------  ------------  ------------  ------------   -----------  -----------
  (2,044,522)    (152,431)   (1,656,440)           --      (268,546)     (809,481)    (806,516)
     (10,379)      (3,059)      (10,547)           --            --            --           --
  (3,708,475)          --   (14,172,190)     (781,830)     (598,118)           --      (14,681)
          --           --            --            --            --            --           --
------------  -----------  ------------  ------------  ------------   -----------  -----------
  (5,763,376)    (155,490)  (15,839,177)     (781,830)     (866,664)     (809,481)    (821,197)
------------  -----------  ------------  ------------  ------------   -----------  -----------
  44,216,003   44,109,295   135,701,270    44,321,047    38,848,968    10,977,557   10,099,731
   1,166,221    2,586,874     5,567,088     3,397,877       240,846            --           --
   5,674,564      117,222    14,235,374       679,188       679,366       127,490      133,039
      10,147        2,980        10,529            --            --            --           --
 (23,479,903)  (2,058,993)  (64,005,148)  (21,768,366)  (14,993,427)   (3,901,839)  (3,223,104)
     (22,933)      (1,452)     (138,519)   (2,788,233)          (49)           --           --
------------  -----------  ------------  ------------  ------------   -----------  -----------
  27,564,099   44,755,926    91,370,594    23,841,513    24,775,704     7,203,208    7,009,666
------------  -----------  ------------  ------------  ------------   -----------  -----------
  37,120,613   47,761,443   140,623,625    38,459,028    26,914,892     7,667,521    7,399,256
------------  -----------  ------------  ------------  ------------   -----------  -----------
  69,880,248           --   208,907,785    74,641,440    51,589,026    17,613,285   17,034,414
------------  -----------  ------------  ------------  ------------   -----------  -----------
$107,000,861  $47,761,443  $349,531,410  $113,100,468  $ 78,503,918   $25,280,806  $24,433,670
============  ===========  ============  ============  ============   ===========  ===========
$    209,213  $    28,799  $     40,695  $        --   $    236,149   $    15,303  $    16,372
============  ===========  ============  ============  ============   ===========  ===========
   1,767,694    2,164,150     4,256,557     1,462,199     1,709,863       589,481      548,660
     236,855        5,534       495,397        23,891        31,992         6,843        7,233
    (949,694)     (98,895)   (2,015,211)     (741,233)     (662,113)     (209,410)    (175,860)
------------  -----------  ------------  ------------  ------------   -----------  -----------
   1,054,855    2,070,789     2,736,743       744,857     1,079,742       386,914      380,033
------------  -----------  ------------  ------------  ------------   -----------  -----------
      46,192      118,593       170,508       111,102        10,451
         392          142           309            --            --
        (867)         (68)       (3,937)      (91,122)           (2)
------------  -----------  ------------  ------------  ------------
      45,717      118,667       166,880        19,980        10,449
============  ===========  ============  ============  ============

                               THE COMMERCE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED OCTOBER 31, 1996

                                                      SHORT-TERM
                                                      GOVERNMENT       BOND
                                                         FUND          FUND
                                                     ------------  ------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss).....................  $  1,614,004  $  7,329,409
  Net realized gain (loss) on investment
   transactions....................................        (2,446)      250,806
  Net realized loss from foreign currency related
   transactions....................................            --            --
  Net change in unrealized gain (loss) on
   investments.....................................      (219,238)   (1,214,248)
  Net change in unrealized loss on translation of
   assets and liabilities denominated in foreign
   currencies......................................            --            --
                                                     ------------  ------------
  Net increase in net assets resulting from
   operations......................................     1,392,320     6,365,967
                                                     ------------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.......................    (1,614,004)   (7,329,409)
  From net realized gain on investment
   transactions....................................      (246,010)   (1,391,915)
                                                     ------------  ------------
  Total distributions to shareholders..............    (1,860,014)   (8,721,324)
                                                     ------------  ------------
 FROM SHARE TRANSACTIONS:
  Net proceeds from sale of shares.................    24,924,994    78,675,112
  Reinvestment of dividends and distributions......     1,295,008     7,491,166
  Cost of shares redeemed..........................   (12,125,108)  (31,110,483)
                                                     ------------  ------------
  Net increase in net assets resulting from share
   transactions....................................    14,094,894    55,055,795
                                                     ------------  ------------
   Total increase..................................    13,627,200    52,700,438
NET ASSETS:
  Beginning of year................................    20,211,311    98,504,278
                                                     ------------  ------------
  End of year......................................  $ 33,838,511  $151,204,716
                                                     ============  ============
ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME.............................  $     16,269  $     76,707
                                                     ============  ============
SUMMARY OF SHARE TRANSACTIONS:
  Sold.............................................     1,348,707     4,132,922
  Issued on reinvestment of dividends and
   distributions...................................        70,101       391,702
  Redeemed.........................................      (656,586)   (1,619,214)
                                                     ------------  ------------
  Increase in shares outstanding...................       762,222     2,905,410
                                                     ============  ============

-------
The above information relates to Institutional Shares.

   The accompanying notes are an integral part of these financial statements.

                                           INTERNATIONAL  NATIONAL     MISSOURI
  BALANCED        GROWTH        MIDCAP        EQUITY      TAX-FREE     TAX-FREE
    FUND           FUND          FUND          FUND       BOND FUND    BOND FUND
------------   ------------  ------------  ------------- -----------  -----------
$  1,444,493   $  1,215,945  $   (225,170)  $   282,561  $   539,768  $   506,160
   3,633,059     14,171,671       583,211       606,179       (5,961)      20,856
          --             --            --       (60,783)          --           --
   2,979,254     20,413,669     6,869,864     4,232,406      (25,939)     (54,709)
          --             --            --    (1,006,981)          --           --
------------   ------------  ------------   -----------  -----------  -----------
   8,056,806     35,801,285     7,227,905     4,053,382      507,868      472,307
------------   ------------  ------------   -----------  -----------  -----------
  (1,422,102)    (1,233,937)           --      (107,021)    (539,768)    (506,160)
  (1,461,563)    (6,627,050)   (1,205,033)      (85,792)      (5,570)          --
------------   ------------  ------------   -----------  -----------  -----------
  (2,883,665)    (7,860,987)   (1,205,033)     (192,813)    (545,338)    (506,160)
------------   ------------  ------------   -----------  -----------  -----------
  29,373,815     93,709,847    41,229,162    33,783,562   10,518,564   10,435,951
   2,865,066      7,452,682     1,073,165       156,566       54,574       71,819
 (15,860,466)   (61,930,178)  (15,348,445)   (7,225,443)  (3,643,702)  (2,328,641)
------------   ------------  ------------   -----------  -----------  -----------
  16,378,415     39,232,351    26,953,882    26,714,685    6,929,436    8,179,129
------------   ------------  ------------   -----------  -----------  -----------
  21,551,556     67,172,649    32,976,754    30,575,254    6,891,966    8,145,276
  48,328,692    141,735,136    41,664,686    21,013,772   10,721,319    8,889,138
------------   ------------  ------------   -----------  -----------  -----------
$ 69,880,248   $208,907,785  $ 74,641,440   $51,589,026  $17,613,285  $17,034,414
============   ============  ============   ===========  ===========  ===========
$    142,448   $     16,344            --   $   245,502  $     9,525  $    10,626
============   ============  ============   ===========  ===========  ===========
   1,297,097      3,571,900     1,537,748     1,685,034      570,941      572,789
     126,879        296,637        41,581         8,234        2,968        3,935
    (699,003)    (2,393,934)     (566,313)     (359,077)    (197,928)    (127,110)
------------   ------------  ------------   -----------  -----------  -----------
     724,973      1,474,603     1,013,016     1,334,191      375,981      449,614
============   ============  ============   ===========  ===========  ===========

                              THE COMMERCE FUNDS
                          SHORT-TERM GOVERNMENT FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                INCOME FROM         DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS      SHAREHOLDERS
                           --------------------- ----------------------
                                         NET
                                       REALIZED
                                         AND
                                      UNREALIZED
                 NET ASSET               GAIN                FROM NET
                  VALUE,      NET     (LOSS) ON   FROM NET   REALIZED
                 BEGINNING INVESTMENT  INVEST-   INVESTMENT   GAIN ON
                 OF PERIOD   INCOME    MENTS(B)    INCOME   INVESTMENTS
                 --------- ---------- ---------- ---------- -----------
For the Year Ended October 31, 1997
Institutional
Shares            $18.43     $1.11      $ 0.04     $(1.11)       --
Service
Shares(a)          18.37      0.92        0.10      (0.92)       --
For the Year Ended October 31, 1996
Institutional
Shares             18.83      1.09       (0.18)     (1.09)     (0.22)
For the Period December 12, 1994 (commencement of operations) through
October 31, 1995
Institutional
Shares             18.00      1.06        0.83      (1.06)       --
                                                                                  RATIOS ASSUMING
                                                                                   NO WAIVER OF
                                                                                INVESTMENT ADVISORY
                                                                                  FEES OR EXPENSE
                                                                                  REIMBURSEMENTS
                                                                               -----------------------
                                                RATIO
                  NET               RATIO       OF NET                                       RATIO
                 ASSET              OF NET    INVESTMENT               NET       RATIO       OF NET
                 VALUE,            EXPENSES   INCOME TO             ASSETS AT      OF      INVESTMENT
                  END             TO AVERAGE   AVERAGE    PORTFOLIO    END      EXPENSES   INCOME TO
                   OF     TOTAL      NET         NET      TURNOVER  OF PERIOD  TO AVERAGE   AVERAGE
                 PERIOD RETURN(C)   ASSETS      ASSETS      RATE    (IN 000'S) NET ASSETS  NET ASSETS
                 ------ --------- ----------- ----------- --------- ---------- ----------- -----------
For the Year Ended October 31, 1997
Institutional
Shares           $18.47    6.45%     0.68%       6.04%        36%    $48,840      1.11%       5.61%
Service
Shares(a)         18.47    5.81%     0.93%(d)    5.64%(d)     36         450      1.36%(d)    5.21%(d)
For the Year Ended October 31, 1996
Institutional
Shares            18.43    5.02      0.68        5.90         12      33,839      1.11        5.47
For the Period December 12, 1994 (commencement of operations) through
October 31, 1995
Institutional
Shares            18.83   10.72      0.68(d)     6.38(d)     158      20,211      1.14(d)     5.92(d)

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                   BOND FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM            DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS         SHAREHOLDERS
                           ------------------------- -------------------------
                                           NET
                                         REALIZED
                                           AND
                 NET ASSET              UNREALIZED
                  VALUE,      NET          GAIN       FROM NET     FROM NET
                 BEGINNING INVESTMENT   (LOSS) ON    INVESTMENT REALIZED GAIN
                 OF PERIOD   INCOME   INVESTMENTS(B)   INCOME   ON INVESTMENTS
                 --------- ---------- -------------- ---------- --------------
For the Year Ended October
31, 1997
Institutional
Shares            $19.07     $1.17        $ 0.39       $(1.18)      $(0.02)
Service
Shares(a)          19.00      0.94          0.43        (0.94)         --
For the Year Ended October
31, 1996
Institutional
Shares             19.61      1.16         (0.28)       (1.16)       (0.26)
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      1.12          1.61        (1.12)         --

                                               RATIO
                  NET               RATIO      OF NET
                 ASSET              OF NET   INVESTMENT              NET
                 VALUE,            EXPENSES    INCOME             ASSETS AT
                  END             TO AVERAGE TO AVERAGE PORTFOLIO    END
                   OF     TOTAL      NET        NET     TURNOVER  OF PERIOD
                 PERIOD RETURN(C)   ASSETS     ASSETS     RATE    (IN 000'S)
                 ------ --------- ---------- ---------- --------- ----------
For the Year Ended October 31, 1997
Institutional
Shares            $19.43    8.50%     0.85%      6.14%       19%    $217,803
Service
Shares(a)          19.43    7.48      1.10(d)    5.67(d)     19          739
For the Year Ended October
31, 1996
Institutional
Shares             19.07    4.71      0.84       6.10        31      151,205
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             19.61   15.59      0.88(d)    6.64(d)     58       98,504

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                 BALANCED FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM           DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS        SHAREHOLDERS
                           ------------------------- ----------------------
                                                                                                          RATIO
                                           NET                                                 RATIO      OF NET
                                         REALIZED                            NET               OF NET   INVESTMENT
                 NET ASSET                 AND                   FROM NET   ASSET             EXPENSES    INCOME
                  VALUE,      NET       UNREALIZED    FROM NET   REALIZED   VALUE,           TO AVERAGE TO AVERAGE PORTFOLIO
                 BEGINNING INVESTMENT    GAIN ON     INVESTMENT   GAIN ON   END OF   TOTAL      NET        NET     TURNOVER
                 OF PERIOD   INCOME   INVESTMENTS(B)   INCOME   INVESTMENTS PERIOD RETURN(C)   ASSETS     ASSETS     RATE
                 --------- ---------- -------------- ---------- ----------- ------ --------- ---------- ---------- ---------
For the Year Ended October 31, 1997
Institutional
Shares            $24.00     $0.59        $3.93        $(0.59)    $(1.26)   $26.67   19.92%     1.13%      2.44%       31%
Service
Shares(a)          23.25      0.40         3.42         (0.41)       --      26.66   16.53      1.38(d)    2.13(d)     31
For the Year Ended October 31, 1996
Institutional
Shares             22.10      0.54         2.56         (0.54)     (0.66)    24.00   14.45      1.13       2.47        58
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      0.59         4.06         (0.55)       --      22.10   26.14      1.13(d)    3.28(d)     59
                                          RATIOS ASSUMING
                                           NO WAIVER OF
                                        INVESTMENT ADVISORY
                                          FEES OR EXPENSE
                                          REIMBURSEMENTS
                                       ---------------------
                                                    RATIO
                                                    OF NET
                               NET      RATIO OF  INVESTMENT
                              ASSETS    EXPENSES    INCOME
                  AVERAGE     AT END   TO AVERAGE TO AVERAGE
                 COMMISSION OF PERIOD     NET        NET
                    RATE    (IN 000'S)   ASSETS     ASSETS
                 ---------- ---------- ---------- ----------
For the Year Ended October 31, 1997
Institutional
Shares            $0.0604    $105,782     1.53%      2.04%
Service
Shares(a)          0.0604       1,219     1.78(d)    1.73(d)
For the Year Ended October 31, 1996
Institutional
Shares             0.0764      69,880     1.45       2.15
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares                --       48,329     1.45(d)    2.96(d)

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.


  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                            GROWTH AND INCOME FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                INCOME FROM         DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS      SHAREHOLDERS
                           --------------------- ----------------------
                                         NET
                                       REALIZED
                                         AND
                 NET ASSET            UNREALIZED             FROM NET
                  VALUE,      NET      GAIN ON    FROM NET   REALIZED
                 BEGINNING INVESTMENT  INVEST-   INVESTMENT   GAIN ON
                 OF PERIOD   INCOME    MENTS(B)    INCOME   INVESTMENTS
                 --------- ---------- ---------- ---------- -----------
For the Period March 3, 1997(a) through October 31, 1997
Institutional
Shares            $18.00     $0.15      $3.80      $(0.13)      --
Service Shares     18.00      0.12       3.80       (0.11)      --
                                                                                          RATIOS ASSUMING
                                                                                            NO EXPENSE
                                                                                          REIMBURSEMENTS
                                                                                       -----------------------
                                                RATIO
                  NET               RATIO       OF NET                                   RATIO       RATIO
                 ASSET              OF NET    INVESTMENT                       NET       OF NET      OF NET
                 VALUE,            EXPENSES   INCOME TO             AVERAGE ASSETS AT   EXPENSES   INVESTMENT
                  END             TO AVERAGE   AVERAGE    PORTFOLIO COMMIS-    END     TO AVERAGE   LOSS TO
                   OF     TOTAL      NET         NET      TURNOVER   SION   OF PERIOD     NET       AVERAGE
                 PERIOD RETURN(C)   ASSETS      ASSETS      RATE     RATE   (IN 000'S)   ASSETS    NET ASSETS
                 ------ --------- ----------- ----------- --------- ------- ---------- ----------- -----------
For the Period March 3, 1997(a) through October 31, 1997
Institutional
Shares           $21.82   22.00%     1.20%(d)    1.30%(d)      5%   $0.0774  $45,173      2.02%(d)    0.48%(d)
Service Shares    21.81   21.81      1.45(d)     1.02(d)       5     0.0774    2,588      2.27(d)     0.20(d)

----
(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                  GROWTH FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM            DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS         SHAREHOLDERS
                           ------------------------- -------------------------

                                           NET
                                         REALIZED
                 NET ASSET                 AND
                  VALUE,      NET       UNREALIZED    FROM NET     FROM NET
                 BEGINNING INVESTMENT    GAIN ON     INVESTMENT REALIZED GAIN
                 OF PERIOD   INCOME   INVESTMENTS(B)   INCOME   ON INVESTMENTS
                 --------- ---------- -------------- ---------- --------------
For the Year Ended October
31, 1997
Institutional
Shares            $28.95     $0.19        $7.51        $(0.19)      $(1.92)
Service
Shares(a)          28.26      0.09         6.25         (0.10)         --
For the Year Ended October
31, 1996
Institutional
Shares             24.68      0.19         5.40         (0.19)       (1.13)
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      0.15         6.68         (0.15)         --

                                               RATIO
                  NET               RATIO      OF NET
                 ASSET              OF NET   INVESTMENT                         NET
                 VALUE,            EXPENSES    INCOME                        ASSETS AT
                  END             TO AVERAGE TO AVERAGE PORTFOLIO  AVERAGE      END
                   OF     TOTAL      NET        NET     TURNOVER  COMMISSION OF PERIOD
                 PERIOD RETURN(C)   ASSETS     ASSETS     RATE       RATE    (IN 000'S)
                 ------ --------- ---------- ---------- --------- ---------- ----------
For the Year Ended October
31, 1997
Institutional
Shares            $34.54   28.12%     1.11%      0.60%       32%    $0.0556    $343,773
Service
Shares(a)          34.50   22.47      1.36(d)    0.35(d)     32      0.0556       5,758
For the Year Ended October
31, 1996
Institutional
Shares             28.95   23.43      1.08       0.72        36      0.0654     208,908
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             24.68   38.06      1.11(d)    0.81(d)     33         --      141,735

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                                  MIDCAP FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM            DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS         SHAREHOLDERS
                           ------------------------- -------------------------

                                           NET
                                         REALIZED
                 NET ASSET                 AND
                  VALUE,      NET       UNREALIZED    FROM NET     FROM NET
                 BEGINNING INVESTMENT    GAIN ON     INVESTMENT REALIZED GAIN
                 OF PERIOD    LOSS    INVESTMENTS(B)   INCOME   ON INVESTMENTS
                 --------- ---------- -------------- ---------- --------------
For the Year Ended October
31, 1997
Institutional
Shares            $28.06     $(0.13)      $5.38         --          $(0.29)
Service
Shares(a)          28.64      (0.11)       4.41         --             --
For the Year Ended October
31, 1996
Institutional
Shares             25.30      (0.07)       3.51         --           (0.68)
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      (0.04)       7.34         --             --

                                               RATIO
                  NET               RATIO      OF NET
                 ASSET              OF NET   INVESTMENT                           NET
                 VALUE,            EXPENSES     LOSS                           ASSETS AT
                  END             TO AVERAGE TO AVERAGE   PORTFOLIO  AVERAGE      END
                   OF     TOTAL      NET        NET       TURNOVER  COMMISSION OF PERIOD
                 PERIOD RETURN(C)   ASSETS     ASSETS       RATE       RATE    (IN 000'S)
                 ------ --------- ---------- ----------   --------- ---------- ----------
For the Year Ended October
31, 1997
Institutional
Shares            $33.02   18.88%     1.23%     (0.61)%        89%    $0.0608    $112,442
Service
Shares(a)          32.94   15.01      1.48(d)   (0.95)(d)      89      0.0608         658
For the Year Ended October
31, 1996
Institutional
Shares             28.06   13.78      1.22      (0.37)         71      0.0692      74,641
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             25.30   40.56      1.32(d)   (0.29)(d)      59        --        41,665

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                           INTERNATIONAL EQUITY FUND
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                     INCOME FROM               DISTRIBUTIONS TO
                                INVESTMENT OPERATIONS            SHAREHOLDERS
                           -------------------------------- ----------------------
                                                    NET
                                                  REALIZED
                                         NET        AND
                                       REALIZED  UNREALIZED
                                         AND      LOSS ON
                                      UNREALIZED  FOREIGN
                 NET ASSET               GAIN     CURRENCY              FROM NET
                  VALUE,      NET     (LOSS) ON   RELATED    FROM NET   REALIZED
                 BEGINNING INVESTMENT  INVEST-     TRANS-   INVESTMENT   GAIN ON
                 OF PERIOD   INCOME    MENTS(B)  ACTIONS(B)   INCOME   INVESTMENTS
                 --------- ---------- ---------- ---------- ---------- -----------
For the Year Ended October 31, 1997
Institutional
Shares            $20.96     $0.06      $2.07      $(0.65)    $(0.10)    $(0.24)
Service
Shares(a)          21.70      0.01       0.51       (0.16)       --         --
For the Year Ended October 31, 1996
Institutional
Shares            $18.64     $0.11      $3.02      $(0.67)    $(0.07)    $(0.07)
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.00      0.12       0.95       (0.40)     (0.03)       --
                                                                                        RATIOS ASSUMING
                                                                                         NO WAIVER OF
                                                                                      INVESTMENT ADVISORY
                                                                                        FEES OR EXPENSE
                                                                                        REIMBURSEMENTS
                                                                                     ---------------------


                                               RATIO                                              RATIO
                  NET               RATIO      OF NET                                             OF NET
                 ASSET              OF NET   INVESTMENT                      NET       RATIO    INVESTMENT
                 VALUE,            EXPENSES  INCOME TO            AVERAGE ASSETS AT      OF       INCOME
                  END             TO AVERAGE  AVERAGE   PORTFOLIO COMMIS-    END      EXPENSES  (LOSS) TO
                   OF     TOTAL      NET        NET     TURNOVER   SION   OF PERIOD  TO AVERAGE  AVERAGE
                 PERIOD RETURN(C)   ASSETS     ASSETS     RATE     RATE   (IN 000'S) NET ASSETS NET ASSETS
                 ------ --------- ---------- ---------- --------- ------- ---------- ---------- ----------
For the Year Ended October 31, 1997
Institutional
Shares            $22.10    7.15%     1.72%      0.35%       22%   $0.0007  $78,273      2.23%     (0.16)%
Service
Shares(a)          22.06    1.66      1.97(d)    0.14(d)     22     0.0007      231      2.48(d)   (0.37)(d)
For the Year Ended October 31, 1996
Institutional
Shares            $20.96   13.25      1.72       0.74        21     0.0147   51,589      2.64      (0.18)
For the Period December 12, 1994 (commencement of operations) through October 31, 1995
Institutional
Shares             18.64    3.73      1.81(d)    1.06(d)     25        --    21,014      3.50(d)   (0.63)(d)

----
(a) Service share activity commenced on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS
                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 INCOME FROM         DISTRIBUTIONS TO
                            INVESTMENT OPERATIONS      SHAREHOLDERS
                            --------------------- ----------------------
                                          NET
                                        REALIZED
                                          AND
                                       UNREALIZED
                  NET ASSET               GAIN                FROM NET
                   VALUE,      NET     (LOSS) ON   FROM NET   REALIZED
                  BEGINNING INVESTMENT  INVEST-   INVESTMENT   GAIN ON
                  OF PERIOD   INCOME    MENTS(b)    INCOME   INVESTMENTS
                  --------- ---------- ---------- ---------- -----------

                          NATIONAL TAX-FREE BOND FUND
For the Year
Ended October
31, 1997           $18.46     $0.72      $ 0.39     $(0.72)    $  --
For the Year
Ended October
31, 1996            18.54      0.73       (0.07)     (0.73)     (0.01)
For the Period
February 21,
1995(a) through
October 31, 1995    18.00      0.54        0.54      (0.54)       --
                                                                                  RATIOS ASSUMING
                                                                                    NO EXPENSE
                                                                                  REIMBURSEMENTS
                                                                               ---------------------
                                                 RATIO
                   NET               RATIO      OF NET                                     RATIO
                  ASSET              OF NET   INVESTMENT              NET       RATIO      OF NET
                  VALUE,            EXPENSES  INCOME TO            ASSETS AT      OF     INVESTMENT
                   END             TO AVERAGE  AVERAGE   PORTFOLIO    END      EXPENSES  INCOME TO
                    OF     TOTAL      NET        NET     TURNOVER  OF PERIOD  TO AVERAGE  AVERAGE
                  PERIOD RETURN(c)   ASSETS     ASSETS     RATE    (IN 000'S) NET ASSETS NET ASSETS
                  ------ --------- ---------- ---------- --------- ---------- ---------- ----------

                          NATIONAL TAX-FREE BOND FUND
For the Year
Ended October
31, 1997          $18.85   6.16%      0.85%      3.89%        6%    $25,281      1.15%      3.59%
For the Year
Ended October
31, 1996           18.46   3.60       0.85       3.93        34      17,613      1.55       3.23
For the Period
February 21,
1995(a) through
October 31, 1995   18.54   6.06       0.85(d)    4.19(d)     19      10,721      1.90(d)    3.14(d)
                                 INCOME FROM         DISTRIBUTIONS TO
                            INVESTMENT OPERATIONS      SHAREHOLDERS
                            --------------------- ----------------------
                                          NET
                                        REALIZED
                                          AND
                                       UNREALIZED
                  NET ASSET               GAIN                FROM NET
                   VALUE,      NET     (LOSS) ON   FROM NET   REALIZED
                  BEGINNING INVESTMENT  INVEST-   INVESTMENT   GAIN ON
                  OF PERIOD   INCOME    MENTS(b)    INCOME   INVESTMENTS
                  --------- ---------- ---------- ---------- -----------

                          MISSOURI TAX-FREE BOND FUND
For the Year
Ended October
31, 1997           $18.26     $0.76      $ 0.37     $(0.76)    $(0.02)
For the Year
Ended October
31, 1996            18.40      0.76       (0.14)     (0.76)       --
For the Period
February 21,
1995(a) through
October 31, 1995    18.00      0.57        0.40      (0.57)       --
                                                                                  RATIOS ASSUMING
                                                                                    NO EXPENSE
                                                                                  REIMBURSEMENTS
                                                                               ---------------------
                                                 RATIO
                   NET               RATIO      OF NET                                     RATIO
                  ASSET              OF NET   INVESTMENT              NET       RATIO      OF NET
                  VALUE,            EXPENSES  INCOME TO            ASSETS AT      OF     INVESTMENT
                   END             TO AVERAGE  AVERAGE   PORTFOLIO    END      EXPENSES  INCOME TO
                    OF     TOTAL      NET        NET     TURNOVER  OF PERIOD  TO AVERAGE  AVERAGE
                  PERIOD RETURN(c)   ASSETS     ASSETS     RATE    (IN 000'S) NET ASSETS NET ASSETS
                  ------ --------- ---------- ---------- --------- ---------- ---------- ----------

                          MISSOURI TAX-FREE BOND FUND
For the Year
Ended October
31, 1997          $18.61   6.31%      0.65%      4.14%       13%    $24,434      1.21%      3.58%
For the Year
Ended October
31, 1996           18.26   3.43       0.65       4.14        49      17,034      1.58       3.21
For the Period
February 21,
1995(a) through
October 31, 1995   18.40   5.45       0.65(d)    4.41(d)     52       8,889      2.12(d)    2.94(d)

----
(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(d) Annualized.

  The accompanying notes are an integral part of these financial statements.

                              THE COMMERCE FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                               OCTOBER 31, 1997

1. ORGANIZATION

  The Commerce Funds (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust consists of nine portfolios (individually, a "Fund" and collectively, the "Funds"): Short-Term Government Fund, Bond Fund, Balanced Fund, Growth and Income Fund, Growth Fund, MidCap Fund (formerly Aggressive Growth Fund), International Equity Fund, National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund. Each of the Funds (except National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund which only offer Institutional Shares) offer two classes of shares, Institutional Shares and Service Shares. The Growth and Income Fund commenced investment operations on March 3, 1997 with both Institutional and Service Shares. All other Service Shares commenced investment operations on January 2, 1997. Each Fund is registered as a diversified management investment company under the 1940 Act, other than the Missouri Tax-Free Bond Fund, which is registered as non-diversified under the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation

  Investments in securities traded on a U.S. exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked prices. The value of a Fund's portfolio securities that are traded on stock exchanges outside the U.S. are based upon the price on that exchange as of the close of business of the exchange immediately preceding the time of valuation. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Fixed-income securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not available, are valued at fair value using methods approved by the Board of Trustees.

 B. Securities Transactions and Investment Income

  Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 C. Premiums and Discounts on Debt Securities Owned

  The National Tax-Free Bond and the Missouri Tax-Free Bond Funds amortize premiums on debt securities on the effective yield basis, and do not accrete market discounts on debt securities. The Growth, MidCap and

                              THE COMMERCE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

International Equity Funds accrete market discounts and amortize premiums on a yield to maturity basis. The Short-Term Government, Bond, Balanced and Growth and Income Funds do not accrete market discounts or amortize premiums on long-term debt securities. The Short-Term Government, Bond and Balanced Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses increase or decrease ordinary taxable income available for distributions and are included in interest income in the accompanying Statements of Operations. For all Funds, original issue discount on debt securities is amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

 D. Foreign Currency Translations

  The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

  Net realized gain (loss) on foreign currency transactions represent: (i) foreign exchange gains and losses from the sale of foreign currencies and investments; (ii) foreign exchange gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) foreign exchange gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rate.

 E. Forward Foreign Currency Exchange Contracts

  The International Equity Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions as a means to manage its foreign exchange rate risk. All commitments are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts as a result of the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Federal Taxes

  Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal income tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules.

                              THE COMMERCE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  As of the Trust's most recent tax year-end, the following Funds had capital loss carryforwards for U.S. federal income tax purposes:

              FUND                    AMOUNT           YEAR OF EXPIRATION
   ---------------------------  ------------------ --------------------------
   Short-Term Government Fund        $179,958              2004-2005
   Bond Fund                          216,767              2005
   National Tax-Free Bond Fund            115              2004

  These amounts are available to be carried forward to offset future capital gains of the Funds to the extent permitted by applicable laws or regulations.

 G. Deferred Organization Expenses

  Organization costs are being amortized on a straight-line basis over a period of five years beginning with the commencement of each of the Fund's operations. If any or all of the shares held by The Goldman Sachs Group, L.P. representing initial capital of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organization expense.

 H. Expenses

  Expenses incurred by the Funds which do not specifically relate to an individual Fund are allocated to the Funds based on each Fund's relative average net assets for the period. Service Class shareholders bear all expenses and fees relating to the Distribution Plan.

 I. Repurchase Agreements

  During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in safekeeping in the customer-only account of State Street Bank & Trust Company, the Funds' custodian, or at sub-custodians. The market value of the underlying collateral is monitored by daily pricing.

  In connection with transactions in repurchase agreements, if the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

 J. Dividends and Distributions to Shareholders

  Dividends from net investment income are declared daily and paid monthly by the Short-Term Government, Bond, National Tax-Free Bond and Missouri Tax-Free Bond Funds; declared and paid quarterly by the Balanced, Growth and Income and Growth Funds; and declared and paid annually by the MidCap and International Equity Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

                              THE COMMERCE FUNDS

3. AGREEMENTS

  The Funds have entered into an Advisory Agreement with Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) (the "Advisor"). Pursuant to the terms of the Advisory Agreement, the Advisor is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Advisor is entitled to a fee, computed daily and payable monthly, at the following annual rate of the corresponding Fund's average daily net assets:

       Short-Term Government Fund.........................................  .50%
       Bond Fund..........................................................  .50%
       Balanced Fund...................................................... 1.00%
       Growth and Income Fund.............................................  .75%
       Growth Fund........................................................  .75%
       MidCap Fund........................................................  .75%
       International Equity Fund.......................................... 1.50%
       National Tax-Free Bond Fund........................................  .50%
       Missouri Tax-Free Bond Fund........................................  .50%

  As authorized by the Advisory Agreement, the Advisor has entered into a Sub-Advisory Agreement with Rowe-Price Fleming International, Inc. (the "Sub-Advisor") whereby the Sub-Advisor manages the investment assets of the International Equity Fund. As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee from the Advisor at the following annual rate:

       AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
       ------------------------                                    -----------
       First $20 million..........................................    .75%
       Next $30 million...........................................    .60%
       Over $50 million...........................................    .50%

  For the year ended October 31, 1997, the Advisor has voluntarily agreed to waive a portion of its advisory fee for certain portfolios. The resulting advisory fees are .30% for the Short-Term Government Fund, .75% for the Balanced Fund, .99% for the International Equity Fund and .30% for the Missouri Tax-Free Bond Fund. The effect of these waivers by the Advisor for the year ended October 31, 1997 was to reduce advisory fees by $79,521, $216,475, $346,574 and $38,968 for the Short-Term Government, Balanced, International Equity and Missouri Tax-Free Bond Funds, respectively.

  In addition, for the year ended October 31, 1997, the Advisor has voluntarily agreed to reimburse expenses (excluding interest, taxes, distribution expenses and extraordinary expenses) to the extent that such total expenses exceed, on an annualized basis, .68%, .88%, 1.13%, 1.20%, 1.13%, 1.72%, .85% and .65% of average net assets of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, International Equity, National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively. The effect of these reimbursements by the Advisor for the year ended October 31, 1997 was to reduce expenses by $88,977, $128,384, $116,567, $61,410 and
$69,387 for the Short-Term Government, Balanced, Growth and Income, National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively. The amounts reimbursable to the Short-Term Government, Balanced, Growth and Income, National Tax-Free Bond and Missouri Tax-Free Bond Funds at October 31, 1997 are $9,883, $27,107, $18,323, $2,161 and $6,842, respectively, and are reflected in "Other Assets" in the accompanying Statements of Assets and Liabilities.

                              THE COMMERCE FUNDS

3. AGREEMENTS--(CONTINUED)

  Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., serves as the Trust's administrator, pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust's business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate of
 .15% of the average daily net assets of each Fund.

  Goldman, Sachs & Co. serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales load imposed on the sale of shares of the Funds. The maximum sales load imposed on sale of shares of the Short-Term Government Fund is 2.00%; for all other Funds, the maximum sales load imposed on the sale of shares of the Funds is 3.50%. Goldman Sachs has advised the Trust that it has retained approximately $47,000 for the year ended October 31, 1997.

  The Trust, on behalf of each Fund (except National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund), has adopted a Distribution Plan for the Service Shares pursuant to Rule 12b-1. Under the distribution plan, payments by each Fund for distribution expenses may not exceed .25% (annualized) of the average daily net assets of the Fund's Service Shares.

  Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations such as banks and financial institutions, which may include the Advisor and its affiliates ("Service Organizations"), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to .25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations

4. INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales or maturities of long-term securities for the year ended October 31, 1997 were as follows:

                          SHORT-TERM GOVERNMENT FUND
Purchases (excluding U.S. Government securities)................... $ 4,073,361
Sales (excluding U.S. Government securities).......................   1,014,120
Purchases of U.S. Government securities............................  24,648,692
Sales of U.S. Government securities................................  11,810,070
                                   BOND FUND
Purchases (excluding U.S. Government securities)................... $34,385,439
Sales (excluding U.S. Government securities).......................  10,980,424
Purchases of U.S. Government securities............................  68,964,093
Sales of U.S. Government securities................................  20,316,563
                                 BALANCED FUND
Purchases (excluding U.S. Government securities)................... $41,279,921
Sales (excluding U.S. Government securities).......................  23,338,147
Purchases of U.S. Government securities............................  14,452,831
Sales of U.S. Government securities................................   7,673,649

                              THE COMMERCE FUNDS

4. INVESTMENT TRANSACTIONS--(CONTINUED)

                            GROWTH AND INCOME FUND
Purchases (excluding U.S. Government securities)................. $  42,992,505
Sales (excluding U.S. Government securities).....................     1,310,992
Purchases of U.S. Government securities..........................            --
Sales of U.S. Government securities..............................            --
                                  GROWTH FUND
Purchases (excluding U.S. Government securities)................. $ 157,313,963
Sales (excluding U.S. Government securities).....................    86,174,038
Purchases of U.S. Government securities..........................            --
Sales of U.S. Government securities..............................            --
                                  MIDCAP FUND
Purchases (excluding U.S. Government securities)................. $  96,616,428
Sales (excluding U.S. Government securities).....................    75,018,728
Purchases of U.S. Government securities..........................            --
Sales of U.S. Government securities..............................            --
                           INTERNATIONAL EQUITY FUND
Purchases (excluding U.S. Government securities)................. $  35,954,565
Sales (excluding U.S. Government securities).....................    13,473,884
Purchases of U.S. Government securities..........................            --
Sales of U.S. Government securities..............................            --
                          NATIONAL TAX-FREE BOND FUND
Purchases (excluding U.S. Government securities)................. $  17,156,735
Sales (excluding U.S. Government securities).....................    10,466,472
Purchases of U.S. Government securities..........................            --
Sales of U.S. Government securities..............................            --
                          MISSOURI TAX-FREE BOND FUND
Purchases (excluding U.S. Government securities)................. $  16,394,011
Sales (excluding U.S. Government securities).....................     8,087,456
Purchases of U.S. Government securities..........................            --
Sales of U.S. Government securities..............................            --

5. CONCENTRATION OF CREDIT RISK

  The Missouri Tax-Free Bond Fund invests substantially all of its assets in debt obligations of issuers located in the State of Missouri. The National Tax Free Bond Fund may invest significant amounts in selected states. The issuers' abilities to meet their obligations may be affected by the states' economic or political developments.

6. CERTAIN RECLASSIFICATIONS

  In accordance with Statement of Position 93-2, the Short-Term Government, Bond, Balanced, Growth, MidCap, International Equity, National Tax-Free Bond and Missouri Tax-Free Bond Funds have reclassified $5,389, $5,724, $5,516, $5,842, $5,350, $5,318, $5,778 and $5,746 respectively, from paid-in capital to accumulated undistributed net investment income. The Short-Term Government, Bond, Balanced and International Equity Funds have reclassified $37,486, $73,763, $2,362 and $28,387, respectively, of accumulated net realized gain on investment transactions to accumulated undistributed net investment income.

                              THE COMMERCE FUNDS

The MidCap Fund has reclassified $533,207 of accumulated net investment loss to paid-in capital. The International Equity Fund has reclassified $12,722 of accumulated net realized loss on foreign currency related transactions to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.


 THE COMMERCE FUNDS (UNAUDITED)

 During the year ended October 31, 1997, 99.57% and 97.75% of the distributions paid by the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. federal income tax. The remaining distributions were taxable ordinary income dividends.

 During the year ended October 31, 1997, 4.52% and 3.25% of the exempt-interest dividends paid by the National Tax-Free Bond Fund and the Missouri Tax-Free Bond Fund, respectively, were derived from Private Activity Bonds or Alternative Minimum Tax Bonds ("AMT Bonds").

 During the year ended October 31, 1997, 28.55%, 100.00% and 100.00% of the dividends paid from net investment income by the Balanced Fund, Growth and Income Fund and Growth Fund, respectively, qualify for the dividends received deduction available to corporations.

THE COMMERCE FUNDS
-----------------------------

TRUSTEES
J. Eric Helsing, Chairman
Randall D. Barron
David L. Bodde
John J. Holland
Warren Weaver

OFFICERS
Warren Weaver
President
Scott M. Gilman
Vice President
Gordon F. Linke
Vice President
Nancy L. Mucker
Vice President
John M. Perlowski
Vice President
Randall D. Barron
Treasurer
W. Bruce McConnel, III
Secretary
Michael J. Richman
Assistant Secretary
Howard B. Surloff
Assistant Secretary
  This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Commerce Funds Prospectus which contains facts concerning The Commerce Funds' objectives and policies, management, expenses and other information. Shares of the Funds are not deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City), their parent or affiliates, and the shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of principal.

THE COMMERCE FUNDS
922 Walnut Street
Kansas City, Missouri 64106

INVESTMENT ADVISORS
Commerce Bank, N.A.
922 Walnut Street
Kansas City, Missouri 64106

Commerce Bank, N.A.
8000 Forsyth Boulevard
St. Louis, Missouri 63105

INVESTMENT SUB-ADVISOR
Rowe-Price Fleming International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

DISTRIBUTOR
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

ADMINISTRATOR
Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
National Financial Data Services, Inc.
1004 Baltimore Street
Kansas City, Missouri 64105

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
1000 Walnut Street
Kansas City, Missouri 64106

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, Pennsylvania 19107

                                                                       COM-ANN97

LOGO COMMERCE FUNDS TM

                         The Short-Term Government Fund
                                 The Bond Fund
                               The Balanced Fund
                           The Growth and Income Fund
                                The Growth Fund
                                The MidCap Fund
                         The International Equity Fund
                        The National Tax-Free Bond Fund
                        The Missouri Tax-Free Bond Fund

                                 Annual Report

                                October 31, 1997